UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Byline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Notice of Annual Meeting and Proxy Statement

Roberto R. Herencia Executive Chairman of the Board and Chief Executive Officer Alberto J. Paracchini President

 April 20, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Byline Bancorp, Inc. The Annual Meeting will be held virtually through a live webcast on June 2, 2026, at 8:30 a.m. Central Daylight Time.

The attached Notice of Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting. Members of our Board of Directors and executive officers will be present virtually at the Annual Meeting to respond to any questions that our stockholders may have.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please vote as soon as possible to ensure that your shares are represented and voted at the meeting.

Our Board of Directors has determined that the proposals to be considered at the Annual Meeting as described in the attached Notice of Meeting and Proxy Statement are in the best interests of Byline Bancorp and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each proposal to be considered.

On behalf of the Board of Directors and the officers and employees of Byline Bancorp, we would like to take this opportunity to thank our stockholders for their continued support.

Sincerely,

	Roberto R. Herencia Executive Chairman of the Board and Chief Executive Officer	Alberto J. Paracchini President

Notice of Annual Meeting of Stockholders of Byline Bancorp, Inc.

Date and Time

June 2, 2026, at 8:30 a.m. CDT

Place

Virtually at

www.virtualshareholdermeeting.com/BY2026

Record Date

April 8, 2026

Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting. If there is an insufficient number of shares represented for a quorum, the meeting may be adjourned to permit further solicitation of proxies by the Company.

Items of Business

To elect the ten director nominees named in the accompanying Proxy Statement to the Board of Directors of the Company, each to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
To approve the adoption of the Company's 2026 Omnibus Incentive Compensation Plan as described in this Proxy Statement;
To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan as described in this Proxy Statement;
To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
To consider such other business that may properly come before the Annual Meeting, or any adjournment thereof, by or at the direction of the Board of Directors.

Every Vote is Important

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free telephone number on your proxy card to vote by telephone.	Vote by Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.

A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s main office located at 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 for a period of ten days prior to the Annual Meeting and will also be made available virtually at the Annual Meeting itself for examination by any stockholder upon request.

We are taking advantage of the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to stockholders via the internet. We sent a notice of internet availability of proxy materials (the “Notice”) to holders of our common stock as of the record date on or about April 20, 2026. The Notice describes how you can access our proxy materials, including this proxy statement, beginning on April 20, 2026.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY
WITH VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

BY ORDER OF THE BOARD OF DIRECTORS,
By
Chicago, Illinois April 20, 2026	Roberto R. Herencia Executive Chairman of the Board and Chief Executive Officer

Page
About the Meeting	2
Stock Ownership	5
Proposal 1: Election of Directors	7
Corporate Governance	14
Director Compensation	23
Human Capital, Governance, and Community Engagement	25
Proposal 2: Approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers	28
Proposal 3: Approval of the Company's 2026 Omnibus Incentive Compensation Plan	30
Proposal 4: Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan	39
Proposal 5: Ratification of Independent Registered Public Accounting Firm	42
Report of the Audit Committee	44
Executive Compensation	45
Certain Relationships and Related Transactions	71
Stockholder Proposals	72
Delivery of Documents to Stockholders Sharing an Address	73
Other Matters	73
Annex 1: 2026 Omnibus Incentive Compensation Plan
Annex 2: Employee Stock Purchase Plan

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2026

The enclosed proxy is solicited on behalf of the board of directors (the “Board of Directors” or the “Board”) of Byline Bancorp, Inc., a Delaware corporation (the “Company”, “Byline Bancorp” or “Byline”), which is a registered bank holding company that owns and operates Byline Bank (the “Bank”), for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 2, 2026 at 8:30 a.m. Central Daylight Time. This proxy statement (this “Proxy Statement”), together with the Notice of Annual Meeting and proxy card, is first being made available to stockholders on or about April 20, 2026.

Unless we state otherwise or the context otherwise requires, references in this Proxy Statement to “Byline,” “we,” “our,” “us,” “ourselves,” “the company” and “the Company” refer to Byline Bancorp, Inc., and its consolidated subsidiaries.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 2, 2026

Pursuant to the applicable rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we sent a notice of internet availability of proxy materials to our stockholders. The Notice provides stockholders with instructions on how to access and review this Proxy Statement and our 2025 Annual Report online, as well as vote online. We, like many public companies, have determined that providing proxy materials electronically significantly reduces our printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders.

Stockholders who receive the Notice will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders can access the proxy materials on the website referred to in the Notice or request to receive a printed set of them. Instructions on how to access the proxy materials via the Internet or to request printed copies may be found within the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

YOUR VOTE IS IMPORTANT

Please vote via the Internet, Telephone or Mail.

Internet: www.proxyvote.com

Telephone: 1-800-690-6903 and follow the instructions

If you are voting by mailing your proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope that we have provided.

Byline Bancorp, Inc. 2026 Proxy Statement 1

About the Meeting

About the Meeting

What is the date, time and place of the Annual Meeting?

Our 2026 Annual Meeting of Stockholders will be held on Tuesday, June 2, 2026, beginning at 8:30 a.m., Central Daylight Time, virtually at www.virtualshareholdermeeting.com/BY2026.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, consisting of:

(1)
the election of the ten director nominees named in this Proxy Statement to the Board of Directors of the Company, each to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
(2)
the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
(3)
the approval of the adoption of the Company's 2026 Omnibus Incentive Compensation Plan as described in this Proxy Statement;
(4)
the approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan as described in this Proxy Statement;
(5)
the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(6)
the consideration of such other business that may properly come before the Annual Meeting, or any adjournment thereof, by or at the direction of the Board of Directors.

Why did I receive a notice in the mail regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to the applicable rules of the SEC, we have elected to provide access to our proxy materials via the internet. Accordingly, we sent a notice of internet availability of proxy materials to our stockholders. The Notice provides stockholders with instructions on how to access and review this Proxy Statement and our 2025 Annual Report online, as well as vote online. We, like many public companies, have determined that providing proxy materials electronically significantly reduces our printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders.

Stockholders who receive the Notice will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials via the internet or to request printed copies may be found within the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on April 8, 2026, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 45,419,166 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting. As of the record date, there were 47,849,290 shares of common stock issued.

A list of stockholders will be available at our offices at 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 for a period of ten days prior to the Annual Meeting and will also be made available virtually at the Annual Meeting itself for examination by any stockholder.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval. Stockholders do not have cumulative voting rights.

2 Byline Bancorp, Inc. 2026 Proxy Statement

About the Meeting

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may virtually attend the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person (virtually) or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting as of the record date, will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present and entitled to vote at the meeting for purposes of determining a quorum. As of the record date, there were 45,419,166 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting. If less than a majority of the outstanding shares of common stock is represented at the Annual Meeting, either the Chairperson of the meeting or holders of a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

What vote is required to approve each item?

The votes required to approve the matters to be presented at the Annual Meeting as listed in the Notice of the Annual Meeting are as follows:

•
For purposes of electing directors at the Annual Meeting, directors will be elected by a plurality of the votes of the shares present in person (virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the director nominees receiving the most votes of the holders of our common stock will be elected as directors.
•
For all other matters, including: (i) the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement; (ii) the approval of the Company's 2026 Omnibus Incentive Compensation Plan as described in this Proxy Statement; (iii) the approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan as described in this Proxy Statement; and (iv) the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, approval requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Pursuant to our by-laws, broker non-votes will not be counted as shares entitled to vote on such matters and will have no effect on the outcome of such matters. Votes cast “for” or “against” and abstentions with respect to such matters will be counted as shares entitled to vote on such matters. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. On matters other than the election of directors, abstentions will have the effect of a vote “against” such matters.

The inspector of election for the Annual Meeting will determine the number of shares of common stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof.

Please note that if you hold your shares in “street name,” your bank, broker or other nominee will not be permitted to vote your shares on Proposals 1, 2, 3 or 4 absent specific instructions from you. Therefore, it is important that you follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

What are the Board’s recommendations?

Our Board of Directors recommends:

•
a vote FOR the election of all of the respective nominees for director named in this Proxy Statement;
•
a vote FOR the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
•
a vote FOR the approval of the Company's 2026 Omnibus Incentive Compensation Plan as described in this Proxy Statement;

Byline Bancorp, Inc. 2026 Proxy Statement 3

About the Meeting

•
a vote FOR the approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan as described in this Proxy Statement; and
•
a vote FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Unless contrary instructions are indicated on your proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted:

•
FOR the election of each of the respective nominees for director named in this Proxy Statement;
•
FOR the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
•
FOR the approval of the Company's 2026 Omnibus Incentive Compensation Plan as described in this Proxy Statement;
•
FOR the approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan as described in this Proxy Statement;
•
FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
in accordance with the recommendation of our Board of Directors, FOR or AGAINST all other matters as may properly come before the Annual Meeting. In the event a stockholder specifies a different choice by means of the proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the proxy card contained in the proxy materials. Voting instructions are provided on the proxy card. The Notice also includes information about how to vote online (at www.proxyvote.com) or via telephone (1-800-690-6903).

If you are a street name holder (that is, if you hold your shares through a bank, broker, or other holder of record), you must provide your voting instructions in accordance with the voting instruction form provided by your bank, broker, or other holder of record, who will then vote your shares on your behalf. The availability of telephone or internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.

If you attend the Annual Meeting virtually, you can vote your shares at that time.

Can I change my vote?

Yes. The giving of a proxy does not eliminate the right to vote at the Annual Meeting should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by (1) voting at the Annual Meeting, or (2) by filing a written revocation or duly executed proxy bearing a later date with our General Counsel & Corporate Secretary.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling, providing access to, printing and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers, and employees may solicit proxies personally and by telephone, email, and other electronic means. They will receive no compensation in addition to their regular salaries for these efforts. We may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing, if applicable.

4 Byline Bancorp, Inc. 2026 Proxy Statement

About the Meeting

Stock Ownership

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
each stockholder known by us to beneficially own more than 5% of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.
•
All information is as of the record date, except as noted otherwise.

Beneficial ownership is shown as of April 8, 2026, and is based on 45,419,166 shares of our common stock outstanding as of April 8, 2026. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. A security holder also is deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date, such as through the exercise of options or warrants or the conversion of a security. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Except as otherwise indicated, the address for each stockholder listed below is c/o Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601.

	Beneficial Ownership
Name of Beneficial Owners	Number	Percentage
Greater than 5% Stockholders:
MBG Investors I, L.P.(1)	11,875,953	26.15%
Dimensional Fund Advisors LP (2)	2,322,339	5.11%
BlackRock, Inc.(3)	2,300,335	5.06%
Directors:
Phillip R. Cabrera	20,000	*
Antonio del Valle Perochena(1)	11,875,953	26.15%
Mary Jo S. Herseth	18,800	*
Margarita Hugues Vélez(4)	7,719	*
Steven P. Kent	90,000	*
William G. Kistner	15,125	*
Carlos Ruiz Sacristán	44,831	*
Pamela C. Stewart	6,336	*
Named Executive Officers:
Roberto R. Herencia**(5)	540,401	1.19%
Alberto J. Paracchini**(6)	220,828	*
Thomas S. Abraham(7)	43,133	*
Thomas J. Bell III(8)	74,664	*
Brogan M. Ptacin(9)	71,015	*
All directors and executive officers as a group (22 persons)	13,214,583	29.09%

* Represents beneficial ownership of less than 1%

** Also a Director of the Company

(1)
Mr. Antonio del Valle Perochena as general partner of MBG Investors I, L.P., possesses sole voting and investment power with respect to the shares held by MBG Investors I, L.P. and may be deemed the beneficial owner of such shares. Mr. del Valle Perochena owns 4.35% of the partnership interests of MBG Investors I, L.P. Mr. del Valle Perochena disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for MBG Investors I, L.P. is 365 Bay Street, Suite 800, M5H 2V1 Toronto, Ontario, Canada.

Byline Bancorp, Inc. 2026 Proxy Statement 5

Stock Ownership

(2)
Shares as reported on a Schedule 13G filed on October 9, 2025. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(3)
Shares as reported on a Schedule 13G filed on October 17, 2025. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)
Includes 1,765 shares of restricted stock that have not yet vested but over which the stockholder has voting power.
(5)
Includes shares held through the Roberto Herencia Inc. Defined Benefit Plan, as well as shares held through Mr. Herencia’s 401(k) Plan. Mr. Herencia has investment and voting power over the shares held by those plans. Including 151,280 shares of restricted stock that have not yet vested but over which the stockholder has voting power.
(6)
Includes 43,522 shares of restricted stock that have not yet vested but over which the stockholder has voting power.
(7)
Includes 14,254 shares of restricted stock that have not yet vested but over which the stockholder has voting power.
(8)
Includes 28,532 shares of restricted stock that have not yet vested but over which the stockholder has voting power.
(9)
Includes 9,450 shares underlying options that are currently exercisable, and 13,827 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons owning more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of the Company’s equity securities. These same persons are also required to furnish us with copies of all such forms. Based solely on a review of the copies of the forms furnished to us, we believe that, with respect to the 2025 fiscal year, all required Section 16(a) filings were timely made, with the exception of the following:

(1)
A late Form 4 was filed for one of our officers, Maria Sherylle A. Olano, on September 2, 2025, to reflect the vesting of time-based restricted shares on July 29, 2025, as described in the Form 4.

6 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 1: Election of Directors

Proposal 1
Election of Directors

The Governance and Nominating Committee of the Board of Directors is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. Each of our nominees currently serves as a Byline director, has consented to being named in this Proxy Statement and has agreed to serve if elected. If any nominee becomes unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unavailable or unwilling to serve.

The Board recommends a vote FOR each nominee for Director

The table below sets forth information regarding each nominee for director. Currently, each of our directors is elected annually to serve a one-year term.

Name	Age	Position	Director Since
Roberto R. Herencia	66	Executive Chairman and Chief Executive Officer	2013
Phillip R. Cabrera	73	Director	2013
Antonio del Valle Perochena	57	Lead Director	2013
Mary Jo S. Herseth	67	Director	2019
Margarita Hugues Vélez	55	Director	2022
Steven P. Kent	75	Director	2019
William G. Kistner	75	Director	2018
Alberto J. Paracchini	55	President and Director	2013
Pamela C. Stewart	69	Director	2023
Carlos Ruiz Sacristán	76	Director	2023

Byline Bancorp, Inc. 2026 Proxy Statement 7

Proposal 1: Election of Directors

Information Regarding Nominees for Election

Roberto R. Herencia

Executive Chairman of the Board of Directors and Chief Executive Officer Age: 66 Director Since: 2013 Board Committees: Risk	Background

Roberto R. Herencia has served as Chairman of our Board of Directors since June 2013, and as Executive Chairman and Chief Executive Officer since February 12, 2021. He serves as a member of the Risk Committee. Mr. Herencia also serves as Executive Chairman of the board of directors of Byline Bank, and serves as a member of the Risk, Executive Credit, Trust, and Asset-Liability Committee (“ALCO”) Committees of Byline Bank. Mr. Herencia led the recapitalization of our predecessor, Metropolitan Bank Group, Inc., as President and Chief Executive Officer of BXM Holdings, Inc., a position he has held since November 2010. Prior to BXM Holdings, Inc., Mr. Herencia served as President and Chief Executive Officer of Midwest Banc Holdings, Inc. and spent 17 years with Popular Inc. as its Executive Vice President and as President of Popular Inc.’s subsidiary, Banco Popular North America. Mr. Herencia has also served as Chairman of the Board of Banner Corporation and its subsidiary, Banner Bank, since March 2016, and as Chairman of the board of directors of First BanCorp, and its subsidiary, FirstBank Puerto Rico, since October 2011. Mr. Herencia previously served as an independent director of privately held SKBHC Holdings LLC, and its two subsidiary banks, American West Bank and First National Bank of Starbuck, from December 2010 to September 2015. Mr. Herencia also served on the Overseas Private Investment Corporation’s board of directors. Mr. Herencia presently serves as a board member of the Christian Brothers Investment Services (CBIS) and the Polk Brothers Foundation. Mr. Herencia also serves as a board member and chair of the Audit Committee of the Archdiocese of Chicago. Mr. Herencia holds a bachelor’s degree in Finance from Georgetown University and an M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Herencia’s qualifications include over 35 years of experience in the banking industry, having held senior roles in corporate, commercial, small business, problem asset restructuring and retail banking, as well as extensive experience with complex and distressed turnaround efforts, having executed over 17 mergers and acquisitions in his career.

Phillip R. Cabrera

Age: 73 Director Since: 2013 Board Committees: Audit, Compensation, Governance and Nominating	Background

Phillip R. Cabrera has served on our Board of Directors since June 2013. He serves as member of the Audit, Compensation, and Governance and Nominating Committees. Mr. Cabrera also serves on the board of directors of Byline Bank, serves as the chair of the ALCO Committee, and as a member of the Audit, Compensation, Governance and Nominating, Executive Credit, and Trust Committees of Byline Bank. Mr. Cabrera spent 21 years at McDonald’s Corporation, where he most recently served as Vice President and International Treasurer. In that role, he led global treasury operations, including liquidity management, foreign exchange and interest rate risk, and capital markets strategy across multiple regions. Prior to his tenure at McDonald’s, Mr. Cabrera held senior leadership positions at Continental Bank (now Bank of America), including Managing Director and Senior Partner in the Latin America Group, and served as President of Continental International Finance Corporation, overseeing international equity investments. Since retiring from McDonald's in 2015, Mr. Cabrera has remained active as an advisor to multinational companies , including Air Products and INDURA, where he supported senior management in strengthening treasury, audit, and governance practices. Earlier in his career, Mr. Cabrera served on the advisory board of Unibanco in Brazil. Mr. Cabrera holds a bachelor’s degree in business administration from Bradley University and a master’s degree in international management with a finance concentration from the Thunderbird School of Global Management.

8 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 1: Election of Directors

Antonio del Valle Perochena

Age: 57 Director Since: 2013 Lead Director since February 2021 Board Committees: Compensation (Chair), Governance and Nominating (Chair)	Background

Antonio del Valle Perochena has served on our Board of Directors since June 2013 and was appointed Lead Director in February 2021. He serves as the chair of the Compensation Committee, and as the chair of the Governance and Nominating Committee. Mr. del Valle Perochena also serves on the board of directors of Byline Bank, and serves as the chair of the Compensation Committee, and as the chair of the Governance and Nominating Committee of Byline Bank. Mr. del Valle Perochena has been the Chairman of the board of directors of Kaluz, S.A., which is the holding company for Orbia Advance Corporation, S.A.B. and Elementia, S.A., since September 2013 and has been the Chairman of the board of directors of Grupo Financiero Ve por Más, S.A. (BX+) since 2006. Prior to incorporating Kaluz and BX+, which are financial, industrial and construction enterprises, in 2003, Mr. del Valle Perochena worked at ING Group as Executive Vice President of Insurance and Pensions in Mexico from 1996 to 1999, and later as Director of New Projects of the direct banking business of the group, ING Direct, in Madrid, Spain from 1999 to 2001. Mr. del Valle Perochena has served as a director of Grupo Empresarial Kaluz since 2003 and as a director of Afianzadora Sofimex since 2004. Mr. del Valle Perochena holds a business administration degree and Masters in Management from Universidad Anáhuac. He also holds a Senior Management graduate degree at IPADE and a specialization in literature at the Iberoamericana University. Mr. del Valle Perochena’s qualifications include over 20 years of experience in the financial and business sectors.

Mary Jo S. Herseth

Age: 67 Director Since: 2019 Board Committees: Risk	Background

Mary Jo S. Herseth has served on our Board of Directors since April 2019. She serves as a member of the Risk Committee. Ms. Herseth also serves on the board of directors of Byline Bank and serves as the chair of the Executive Credit Committee, and as a member of the Risk, Trust, and ALCO Committees of Byline Bank. Ms. Herseth has more than 37 years of banking experience and brings significant credit approval and policy expertise to the Board. Ms. Herseth retired as Senior Vice President and National Head of Banking of BMO Private Bank- U.S. in 2017, where she was responsible for BMO’s private banking line of business at a national level. Prior to BMO, Ms. Herseth was Market Executive for Illinois and Michigan for US Trust, a part of Bank of America. She spent most of her career at LaSalle Bank where she was Executive Vice President and Head of Wealth Management in addition to other senior roles in Wealth Management and Commercial Banking. Ms. Herseth previously served as Chair of the Dominican University Board of Trustees in River Forest, IL. She presently serves as a Board member, co-chair of Governance Committee and a member of the Executive Committee of Thresholds, Inc. in Chicago, IL. Ms. Herseth received her Bachelor’s degree in Finance from Northern Illinois University, and her Master of Business Administration degree from Northwestern University’s J.L. Kellogg Graduate School of Management. Ms. Herseth is a recipient of the National Association of Women Business Owners corporate women of achievement for 2011.

Byline Bancorp, Inc. 2026 Proxy Statement 9

Proposal 1: Election of Directors

Margarita Hugues Vélez

Age: 55 Director Since: 2022 Board Committees: Audit and Risk	Background

Margarita Hugues Vélez has served on our Board of Directors since April 2022. She serves as member of the Audit and Risk Committees. Ms. Hugues Vélez also serves on the board of directors of Byline Bank and serves as member of the Audit and Risk Committees of Byline Bank. She currently is the Corporate Director at Grupo Kaluz, S.A. de C.V., which is the holding company for Orbia, S.A.B. de C.V. (formerly known as Mexichem, S.A.B. de C.V.) and Elementia Materiales, S.A.B. de C.V. and Fortaleza Materiales, S.A.B. de C.V. (formerly known as Elementia, S.A.B. de C.V.). Ms. Hugues Vélez is also part of the Board of Directors of Grupo Financiero Ve por Más, S.A. de C.V. since April 2022, and on the Board of Directors of Grupo Pochteca, S.A.B. de C.V. since 2016, Grupo Jumex, S.A. de C.V. since 2019 and the Board of Trustees of Nacional Monte de Piedad, I.A.P. since 2022. Ms. Hugues Vélez’ professional career encompasses senior leadership positions in relevant companies, including her role as General Counsel and Head of Corporate Affairs at Grupo Modelo, S.A.B. de C.V., where she also was Secretary of the Board of Directors and the Committees under the Board, as well as a member of the Board of Directors at Crown Imports, LLC, the joint venture between Grupo Modelo and Constellation Brands. Ms. Hugues Vélez holds a law degree from Universidad Panamericana and has also worked in Mexican and international law firms.

10 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 1: Election of Directors

Steven P. Kent

Age: 75 Director Since: 2019 Board Committees: Risk (Chair), Audit, Compensation, and Governance and Nominating	Background

Steven P. Kent has served on our Board of Directors since June 2019, and serves as the chair of the Risk Committee, and as a member of the Audit, Compensation, and Governance and Nominating Committees. Mr. Kent also serves on the board of directors of Byline Bank and serves as the chair of the Risk and Trust Committees, and as a member of the Audit, Executive Credit, Compensation, Governance and Nominating, and ALCO Committees of Byline Bank. Mr. Kent served as Vice Chairman and a managing director of the Financial Services Group at Piper Sandler Companies (formerly Piper Jaffray Companies) until January 2021, where he focused on merger and acquisition advisory and capital market transactions for financial services companies. Prior to joining Piper Sandler in October 2015, Mr. Kent co-founded and served as President of River Branch Capital from March 2011 through its sale to Piper Jaffray in September 2015. At River Branch, Mr. Kent advised client banking companies on capital management, equity recapitalizations, merger & acquisition transactions and private equity executions where, in select instances, affiliates of River Branch acted as an investing principal. From August 1998 through March 2011, Mr. Kent was a managing director and co-head of the Chicago office of Keefe, Bruyette & Woods (“KBW”), a boutique investment bank and broker-dealer that specializes in the financial services sector. Prior to joining KBW, Mr. Kent was an executive officer with Robert W. Baird and Co. (“Baird”) for 16 years, where he led strategic planning, fixed income capital markets and structured finance, and headed the firm’s Financial Services Investment Banking practice. From 1973 to 1982, Mr. Kent was an executive officer at two Midwestern multibank holding companies focusing on strategic planning, bank and trust investment portfolio management, asset and liability management, and commercial and government guaranteed credit origination. From 2012 to 2018, Mr. Kent served as a director and member of the finance and nominating committees of IFF, a Midwest-focused Community Development Financial Institution (“CDFI”) certified by the U.S. Department of the Treasury, which serves as a mission-driven lender, real estate consultant and developer that helps communities thrive by creating opportunities for low-income communities and people with disabilities. In January 2019, Mr. Kent was elected to join the board of the Community Reinvestment Fund, USA (“CRF”), a CDFI with a mission-driven strategy headquartered in Minneapolis. In 2020, Mr. Kent was elected to be a founding director of Ignify Technologies, a Public Benefit Corporation formed by CRF to commercialize its Spark Technology Platform to integrate and digitize the small business lending ecosystem. In July 2023, Mr. Kent was elected to serve as an independent director of Ampersand, Inc., a privately held financial technology company.

Byline Bancorp, Inc. 2026 Proxy Statement 11

Proposal 1: Election of Directors

William G. Kistner

Age: 75 Director Since: 2018 Board Committees: Audit (Chair), Risk	Background

William G. Kistner has served on our Board of Directors since April 2018, and serves as the chair of the Audit Committee, and as a member of the Risk Committee. Mr. Kistner also serves on the board of directors of Byline Bank, and serves as the chair of the Audit Committee, and as a member of the Risk Committee of Byline Bank. Mr. Kistner retired from Northwestern Memorial HealthCare (NMHC) in 2018. He joined NMHC in 2004 and in 2006 was appointed Vice President of Internal Audit where he rebuilt the Internal Audit function, developed a coordinated risk assessment methodology and audit work plans based upon organizational needs. He coordinated Audit Committee meetings and reported results of audits and projects to management, the Audit Committee, and the Board. Prior to joining NMHC, Mr. Kistner worked at Ernst & Young, LLP for 31 years. He was a Tax Partner for 19 years in the Chicago office where he served a variety of clients. Mr. Kistner is a Life Trustee of the Board of Loyola University of Chicago. He is past Chair of the Audit Committee and served on the Finance and Executive Committees of the University. Also, he is a member of the Board of Directors and Treasurer of Erie Family Health Centers. He is Chair of the Finance Committee and serves on the Executive, Compensation and Investment Committees. Mr. Kistner received his Bachelor of Business Administration degree in accounting from Loyola University Chicago, his Master of Management degree in finance from the Kellogg Graduate School of Management and is a registered Certified Public Accountant.

Alberto J. Paracchini

President Age: 55 Director Since: 2013 Board Committees: Risk	Background

Alberto J. Paracchini has served as President and Director of Byline Bancorp, Inc. and as Chief Executive Officer, President and Director of Byline Bank since June 2013. He serves as member of the Risk Committee of Byline Bancorp, Inc and also serves as a member of the Risk, Executive Credit and ALCO Committees of Byline Bank. Prior to Byline, Mr. Paracchini was a Principal at BXM Holdings, Inc., an investment fund specializing in community bank investments. Prior to BXM Holdings, Inc., Mr. Paracchini served as Executive Vice President of Midwest Bank & Trust and spent 16 years at Popular, Inc. where he held numerous leadership positions in its banking and mortgage subsidiaries including President and Chief Financial Officer of Popular Financial Holdings, Chief Financial Officer of E-Loan, an internet banking company and Chief Financial Officer and head of all operations and technology functions at Banco Popular North America. Mr. Paracchini serves on the Board of Directors of Kemper Corporation, Junior Achievement Chicago and Scale Link, a Community Development Financial Institution (CDFI). He is also a member of the Cook County Council of Economic Advisors and the Economic Club of Chicago. Mr. Paracchini holds a bachelor’s degree from Marquette University and an MBA, with honors, from the University of Chicago Booth School of Business.

12 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 1: Election of Directors

Pamela C. Stewart

Age: 69 Director Since: 2023	Background

Pamela C. Stewart has served on our Board of Directors since July 2023. Ms. Stewart also serves on the board of directors of Byline Bank and serves as a member of the Executive Credit Committee of Byline Bank. Ms. Stewart is an accomplished commercial real estate executive with extensive experience in asset management, investment strategy and complex real estate transactions, including experience in commercial real estate markets and credit dynamics. Ms. Stewart previously served as the Senior Vice President and Director of Asset Management for Inland National Development Company LLC, where she oversaw a diverse portfolio of commercial real estate assets, including ground-up multi-family, select-service hospitality, retail and industrial properties. During her tenure, Ms. Stewart held multiple senior leadership roles, including Vice President of Transactions, and Vice President, Director of Corporate Asset Management, with responsibility for acquisitions, dispositions, redevelopment initiatives and the repositioning of underperforming assets. In these key corporate roles, she has been responsible for overseeing strategic commercial real estate acquisitions, dispositions and the successful redevelopment and adaptive reuse of distressed multi-family, commercial shopping centers and light industrial properties. Earlier in her career, Ms. Stewart, held roles in the consumer products industry with Duracell USA, The Pillsbury Company and The Sara Lee Corporation, where she focused on business development, strategic planning and marketing execution. Ms. Stewart holds a Bank Director Certification from the Bank Directors Institute. Ms. Stewart received her Bachelor of Science degree in business administration from Roosevelt University. She is a licensed Managing Real Estate Broker, and is a member of the International Council of Shopping Centers.

Carlos Ruiz Sacristán

Age: 76 Director Since: 2023 Board Committees: Risk	Background

Carlos Ruiz Sacristán has served on our Board of Directors since October 2023. He serves as member of the Risk Committee. Mr. Ruiz also serves on the board of directors of Byline Bank and serves as member of the Risk Committee of Byline Bank. He is currently a member of the Boards of Directors of: Southern Copper Corporation, a mining company; Constructora y Perforadora Latina, S.A. de C.V., a Mexican exploration and drilling company; Grupo Financiero Ve Por Mas, S.A., a Mexican bank; and the Diego Rivera and Frida Kahlo Museum. Mr. Ruiz Sacristán has held various distinguished positions in the Mexican government, the most recent being Chief Executive Officer of PEMEX, Mexico’s national oil company and was formerly the Secretary of Communications and Transportation of Mexico. Mr. Ruiz Sacristán was Chairman of the Board of Directors and Executive President of IEnova, the Mexican operating subsidiary of Sempra Energy from September 2012 to November 2018. He was Chief Executive Officer of Sempra North American Infrastructure Group from 2018 until September 2020. Mr. Ruiz Sacristán holds a bachelor’s degree in business administration from the Anáhuac University in Mexico City, Mexico, and a master’s degree from Northwestern University in Evanston, Illinois.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR UNDER PROPOSAL 1.

Byline Bancorp, Inc. 2026 Proxy Statement 13

Corporate Governance

Corporate Governance

Composition of Our Board of Directors

Our Board of Directors currently has ten members. Under our Amended and Restated Certificate of Incorporation and By-Laws, the number of directors constituting our Board of Directors is fixed from time to time by resolution of the Board of Directors. The Board met six times during 2025.

Board Leadership Structure and Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy making level in business, government, or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all stockholders.

When considering potential director candidates, our Board of Directors considers the candidate’s character, judgment, diversity, skills, including financial literacy, and experience in the context of our needs and those of the Board of Directors. Our Board also considers the candidate’s service on boards of other companies and whether such service would impair the candidate’s ability to perform responsibly all director duties for Byline.

Our Board of Directors does not have a formal policy requiring the separation of the roles of Chief Executive Officer and Chairman of the Board. It is the Board of Directors’ view that rather than having a rigid policy, the Board of Directors, with the advice and assistance of the Governance and Nominating Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, Mr. Herencia holds the combined positions of Executive Chairman of the Board and Chief Executive Officer, while Mr. Paracchini is President of the Company, as well as President and Chief Executive Officer of Byline Bank. Also, Mr. del Valle Perochena has been the Lead Director of the Company since February 2021. We believe this current structure provides the appropriate level of oversight and management, and supports the execution of the Company’s strategic plan, specifically its growth strategy, as a leading commercial bank in the Chicago Metropolitan Area.

Board Diversity

Our Board believes that a range of experience, knowledge, and judgment, as well as a diversity of perspectives, experience, geographic regions, gender, race, and national origin on the Board, enhances the overall effectiveness of the Board. At present, the overall diversity of our Board is 70%. Gender diversity accounts for 30% of the overall diversity, and race or ethnic diversity accounts for 60% of the overall diversity.

Director Independence

Under the rules of the New York Stock Exchange (“NYSE”), independent directors must comprise a majority of our Board of Directors. The rules of the NYSE, as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors has undertaken a review of the independence of each director in accordance with these rules. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that each of Phillip R. Cabrera, Antonio del Valle Perochena, Mary Jo S. Herseth, Margarita Hugues Vélez, Steven P. Kent, William G. Kistner, Pamela C. Stewart and Carlos Ruiz Sacristán do not have relationships that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable director independence rules. Our Board of Directors has determined that Messrs. del Valle Perochena, Cabrera and Kent also satisfy the heightened independence requirements for Compensation Committee members, and that Messrs. Kistner, Cabrera, Kent and Ms. Hugues Vélez also qualify as independent directors under the heightened independence requirements of Rule 10A-3 of the Exchange Act for members of the Audit Committee. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and certain other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

In May 2025, in response to the 2025 proxy report issued by Glass Lewis, the Company submitted information to Glass Lewis which specifically addressed the independence of Mr. del Valle Perochena under the rules of the

14 Byline Bancorp, Inc. 2026 Proxy Statement

Corporate Governance

NYSE and the annual analysis and assessment conducted by the Board in evaluating director independence, as more particularly described below.

Each year the Board analyzes the independence of each of the Company’s directors, including Mr. del Valle Perochena, in detail. As general partner of MBG Investors I, L.P., Mr. del Valle Perochena possesses sole voting and investment power with respect to the shares held by MBG Investors I, L.P. and may be deemed the beneficial owner of such shares equivalent to 26.14% of the Company as of April 8, 2026. After analyzing the factors specific to Mr. del Valle Perochena, the Board determined that he does not have any relationship to the Company which is material to the director’s ability to be independent from management in connection with the duties of a Lead Director, the chair of the Compensation Committee, or the chair of the Governance and Nominating Committee. Further, through the Foreign National Commitments that Mr. del Valle Perochena entered into with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), described in detail in the “Foreign National Commitment” section of this Proxy Statement, there are strict limitations applicable to him, and the companies controlled by him, with respect to entering into transactions with the Company and Byline Bank. The Board believes that these limitations support its determination that Mr. del Valle Perochena is independent under the rules of the NYSE. We also considered the applicable provisions of the NYSE Listed Company Manual as it relates to determining director independence, in which the NYSE expressly states that it does not view ownership of even a significant amount of stock, by itself, as a bar to a finding of independence.

Glass Lewis had raised a similar issue with respect to Mr. del Valle Perochena’s independence in its 2023 and 2024 proxy reports regarding the Company. In response to the 2024 report, the Company submitted to Glass Lewis information that specifically addressed the independence of Mr. del Valle Perochena under the listing rules of the NYSE and the annual analysis and assessment conducted by the Board in evaluating director independence, including the independence of Mr. del Valle Perochena. In response to the 2023 report, Mr. Herencia, the members of the Board’s Governance and Nominating Committee and the Company’s Chief Human Resources Officer met with representatives of Glass Lewis to discuss Glass Lewis’ concerns and to provide the Company’s perspective regarding Mr. del Valle Perochena’s independence, which perspective is provided in the immediately preceding paragraph. As a result of those discussions, we enhanced our disclosures in our 2024 and 2025 Proxy Statements regarding director independence and board governance, including the fact that each of the Board Committees are structured specifically to have a majority of independent members, and that the Board and the Committees hold executive sessions, where there is an opportunity for independent directors to discuss any necessary topics.

Director Term; Term Limits and Retirement Age

At present, Directors of the Company are elected annually to serve a one-year term, or until his or her successor is elected and qualified. At this time, we do not believe that we should establish term limits for directors as we aim to preserve and continue the contributions of our Directors who have developed insight into and historical knowledge and perspective with respect to the Company and its business over a period of time and who continue to provide significant and meaningful oversight and guidance to Company management.

Our Company's Corporate Governance Guidelines currently provide that no person may be nominated for election to the Company's Board if he or she has attained or will attain the age of 72 before the election. Our Corporate Governance Guidelines also provide that the Board may, in its discretion, waive this provision based upon a nominee's particular circumstances.

The following Company Directors are age 72 or older:

•
Philip R. Cabrera (73)
•
Steven P. Kent (75)
•
William G. Kistner (75)
•
Carlos Ruiz Sacristán (76)

Our Board, upon the recommendation of the Governance and Nominating Committee, and in utilizing its discretion as provided for in our Corporate Governance Guidelines, has determined that at this time it is in the best interests

Byline Bancorp, Inc. 2026 Proxy Statement 15

Corporate Governance

of the Company and our stockholders to waive the director retirement age provision for these Directors for the following reasons:

1. With respect to Mr. Cabrera, the Board believes that his continued service is essential in light of his extensive experience in corporate finance and treasury matters, including capital and liquidity management, as well as overall risk management, combined with his continued active and valuable contributions to the Board and its Committees.

2. With respect to Mr. Kent, the Board believes that his continued service is essential in light of his extensive experience in the financial services industry, including strategic planning, mergers and acquisition and integration, capital management and overall risk management, combined with his continued active and valuable contributions to the Board and its Committees.

3. With respect to Mr. Kistner, the Board believes that his continued service is essential in light of his extensive experience in audit and tax matters, corporate finance, oversight of internal and external audit functions and controls, and overall risk management, combined with his continued active and valuable contributions to the Board and its Committees.

4. With respect to Mr. Ruiz Sacristán, the Board believes that his continued service is essential in light of his extensive experience in executive management, strategic planning, corporate and overall risk management, combined with his continued active and valuable contributions to the Board and its Committees.

The Board and the Governance and Nominating Committee will continue to evaluate and assess the director retirement age provision contained within our Corporate Governance Guidelines annually in relation to the best interests of the Company and our stockholders.

Committees of Our Board of Directors

The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and a Risk Committee. The responsibilities of these committees are described below. Our Board of Directors may also establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The following table summarizes the current membership of each of the committees of the Board of Directors.

Byline Committees
	Audit	Compensation	Governance and Nominating	Risk
Roberto R. Herencia				●
Phillip R. Cabrera	●	●	●
Antonio del Valle Perochena		○	○
Mary Jo S. Herseth				●
Margarita Hugues Vélez	●			●
Steven P. Kent	●	●	●	○
William G. Kistner	○			●
Alberto J. Paracchini				●
Pamela C. Stewart
Carlos Ruiz Sacristán				●

● Member ○ Chair

16 Byline Bancorp, Inc. 2026 Proxy Statement

Corporate Governance

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, and risk assessment and risk management.

Members William G. Kistner (Chair) Phillip R. Cabrera Margarita Hugues Vélez Steven P. Kent Meetings in 2025 14

The Audit Committee’s duties and responsibilities include the following:

•
Appoints, evaluates, and determines the compensation of our independent auditors.
•
Reviews and approves the scope of the annual audit and quarterly reviews; audit and quarterly review fees; any additional services provided by the independent auditors and the related fees; the financial statements; significant changes in accounting policies; material weaknesses identified by the independent or internal audit functions; and risk management issues.
•
Prepares the Audit Committee report for inclusion in our proxy statement for our annual meeting, and reviews regulatory reports before they are filed with the SEC.
•
Reviews disclosure controls and procedures, internal controls, internal audit function and corporate policies with respect to financial information.
•
Assists the Board of Directors in monitoring our compliance with applicable legal and regulatory requirements.
•
Oversees investigations into complaints concerning financial matters, if any.
•
Reviews other risks that may have a significant impact on our financial statements.
•
Annually reviews the Audit Committee charter and the Committee’s performance.

The Audit Committee works closely with management and our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee has adopted a written charter that among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.

The Audit Committee is comprised solely of members who satisfy the applicable independence, financial literacy and other requirements of the NYSE for audit committees, and at least one of its members is an “audit committee financial expert” as defined by the rules of the SEC, which is Mr. Kistner. Messrs. Kistner, Cabrera, Kent and Ms. Hugues Vélez also meet the heightened independence requirements of Rule 10A-3 of the Exchange Act.

Byline Bancorp, Inc. 2026 Proxy Statement 17

Corporate Governance

Compensation Committee

The Compensation Committee sets and administers the policies that govern our executive compensation programs and is responsible for discharging the Board’s responsibilities relating to compensation of our executive officers and directors.

Members Antonio del Valle Perochena (Chair) Phillip R. Cabrera Steven P. Kent Meetings in 2025 5

The Compensation Committee’s duties and responsibilities include the following:

•
Reviews and approves the Company’s executive compensation structure, including salary, bonus, incentive and equity compensation.
•
Reviews and approves performance goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers.
•
Evaluates performance against the objectives established for the Chief Executive Officer and determines and approves, or recommends to the Board for approval, the compensation of the Chief Executive Officer based on its evaluation.
•
Makes recommendations to the Board with respect to the Company’s compensation plans that are subject to Board approval, discharges any responsibilities imposed on the Committee by any of these plans, and approves and recommends to the Board any new equity compensation plan or any material change to an existing equity compensation plan.
•
Reviews, approves and makes recommendations to the Board concerning the compensation of the non-employee directors of the Company.
•
Oversees and reviews periodically, as it deems appropriate, the administration of the Company’s employee benefits plans and any material amendments to such plans.
•
Reviews and recommends to the Board for approval the frequency with which the Company will conduct advisory votes on executive compensation, and review and evaluate the results of such advisory votes in the context of future decisions regarding executive compensation.
•
Reviews upon new hire or organizational change, the terms of employment, including compensation, reporting relationship, general duties and responsibilities, of the CEO or other executive officers of the Company.
•
Reviews and monitors matters related to human capital management, including Company culture, talent development, and other environmental, social and governance (ESG) matters.
•
Evaluates performance in relation to the Compensation Committee charter.

Under the Compensation Committee’s charter, the Compensation Committee may, at its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. In addition, it may delegate authority to the Executive Chairman and Chief Executive Officer to approve compensation applicable to non-executive level Company employees, provided that the Compensation Committee reviews and approves the Company’s compensation structures applicable to non-executive level employees on an annual basis.

In 2025, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) primarily to assist the Compensation Committee in determining and structuring executive compensation and to assess the market competitiveness of the Company’s executive compensation program. The Compensation Committee has annually engaged Pearl Meyer for these and related services since 2014. With respect to any advice provided to the Committee by Pearl Meyer, the Compensation Committee received a letter from Pearl Meyer addressing factors relevant to SEC and NYSE rules regarding independence and conflicts of interest. After considering the information provided by Pearl Meyer and other factors, no conflicts of interest with respect to Pearl Meyer were identified by the Compensation Committee, and the Compensation Committee concluded that Pearl Meyer was an independent consultant.

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Corporate Governance

The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Compensation Committee is comprised solely of members who satisfy the applicable independence requirements of the NYSE as they apply to members of compensation committees.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Governance and Nominating Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters.

Members Antonio del Valle Perochena (Chair) Phillip R. Cabrera Steven P. Kent Meetings in 2025 3

The Governance and Nominating Committee’s duties and responsibilities include the following:

•
Identifies individuals qualified to be directors consistent with the criteria approved by the Board of Directors, subject to any waivers granted by the Board, and recommends director nominees to the full Board of Directors.
•
Develops and recommends to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.
•
Reviews and makes recommendations to the Board regarding Board compensation.
•
Oversees strategy and programs related to the Company’s ESG and community impact efforts.
•
Leads the Board of Directors in its annual performance review.
•
Takes a leadership role in shaping the corporate governance of our organization.

The Governance and Nominating Committee has adopted a written charter that among other things specifies the scope of its rights and responsibilities. A copy of the Committee’s charter, as well as a copy of the corporate governance guidelines is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Governance and Nominating Committee is comprised solely of members who satisfy the applicable independence requirements of the NYSE for governance and nominating committees.

Byline Bancorp, Inc. 2026 Proxy Statement 19

Corporate Governance

Risk Committee

The Risk Committee is responsible for overseeing our enterprise risk management policies, commensurate with our capital structure, risk profile, complexity, size and other risk related factors.

Members Steven P. Kent (Chair) Roberto R. Herencia Mary Jo S. Herseth Margarita Hugues Vélez William G. Kistner Alberto J. Paracchini Carlos Ruiz Sacristán Meetings in 2025 7

The Risk Committee’s duties and responsibilities include the following:

•
Monitor management’s assessment of the Company’s aggregate enterprise-wide risk profile.
•
Monitor the Company's key enterprise risk categories: credit, information security and technology (including artificial intelligence), cyber security, liquidity, capital, operational, regulatory, legal and compliance, and strategic.
•
Review and recommend to the Board the articulation and establishment of the Company’s risk tolerance and risk appetite.
•
Oversee risk management infrastructure, profile, and critical risk management policies, including the charter of the Risk Management Committee.
•
Oversee the engagement and performance of independent loan reviews.
•
Evaluate management’s activities with respect to capital planning, including stress testing and compliance with risk-based capital standards.
•
Provide input regarding the Chief Risk Officer’s performance and the adequacy of the Bank’s risks management functions.

The Risk Committee has adopted a written charter that specifies, among other things, the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under “Corporate Governance Documents” tab.

In addition to the committees described above, the Board of Directors of Byline Bank also has an Executive Credit Committee, a Trust Committee, and an ALCO Committee. The Executive Credit Committee provides oversight of our credit risk management function. This Committee oversees the risk appetite, the development of policies, practices and systems for measuring credit risk and monitors the performance and quality of our credit portfolio. Ms. Herseth is Chairperson of the Executive Credit Committee, and the Committee’s other members include Messrs. Herencia, Paracchini, Kent, Cabrera and Ms. Stewart. The Trust Committee provides oversight in implementing policies for the Bank’s Wealth Management and Trust department, as well as practices and controls sufficient to promote high quality fiduciary administration. Mr. Kent is the Chairman of the Trust Committee, and the Committee’s other members include Messrs. Cabrera, Herencia and Ms. Herseth. The ALCO Committee provides oversight of the Asset and Liability Management function. Mr. Cabrera is the Chairman of the ALCO Committee, and the Committee’s other members include Messrs. Herencia, Kent, Paracchini and Ms. Herseth.

Board Oversight of Risk Management

Our Board of Directors believes that effective risk management and control processes are critical to our safety and soundness, our ability to predict and manage the challenges that we face and, ultimately, our long-term corporate success. Our Board of Directors, both directly and through its committees, including the Risk Committee, is responsible for overseeing our risk management processes, with each of the committees of our Board of Directors assuming a different and important role in overseeing the management of the risks we face.

The Risk Committee of our Board of Directors oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face, including our asset-liability, interest rate, liquidity, data privacy/cyber security, and information security and technology (including artificial intelligence) risks, among other types of risks. Our Risk Committee also reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks we face, including the risk appetite metrics developed by management and approved by our Board of Directors. The Audit Committee of our Board of Directors is responsible for overseeing risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting) and engaging as appropriate with our Risk Committee to assess our enterprise-wide risk framework. The Compensation Committee of our Board of Directors has primary responsibility for risks and exposures associated with our compensation

20 Byline Bancorp, Inc. 2026 Proxy Statement

Corporate Governance

policies, plans and practices, regarding both executive compensation and the general compensation structure. Our Compensation Committee, in conjunction with our Chief Executive Officer, President, Chief Human Resources Officer and other members of our management as appropriate, reviews our incentive compensation arrangements to ensure these programs are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk taking by our employees. The Governance and Nominating Committee of our Board of Directors oversees risks associated with the independence of our Board of Directors and potential conflicts of interest.

Our senior management is responsible for implementing and reporting to our Board of Directors regarding our risk management processes, by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis. Our senior management is also responsible for creating and recommending to our Board of Directors for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.

The role of our Board of Directors in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer, President, Chief Financial Officer, Chief Risk Officer, Chief Accounting Officer, General Counsel & Corporate Secretary, and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board of Directors and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.

Stockholder Engagement and Communicating with Our Board

We believe in proactive and transparent communication and engagement with our stockholders to promote an understanding of the values we maintain, our governance framework, the decisions we make and how we make them, our business strategy and our financial performance, and we welcome receiving communications from our stockholders regarding these matters. Generally, our Chief Executive Officer and other executive officers interact with stockholders, and management is generally responsible for managing our corporate communications and investor relations activities. Throughout the year, our Chief Executive Officer, President and Chief Financial Officer regularly interact with significant stockholders regarding our performance, business strategy and other corporate matters. Our non-executive directors may speak or meet with stockholders as may be appropriate from time to time.

Stockholders may contact the Board, or any committee of the Board about matters specific to the Board’s and/or its committees’ oversight responsibilities. Written correspondence may be directed to the Board of Directors at Byline Bancorp, Inc., Attention: General Counsel & Corporate Secretary, 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. Inquiries from stockholders directed to the Board will be received and processed by the General Counsel & Corporate Secretary before being forwarded to the Board, the appropriate Committee or a particular director as designated in the communication.

Director Attendance at Our Annual Meeting and Board Meetings

Our Board expects each director to attend, either in person or remotely via conference call, the Company’s Annual Meeting of Stockholders each year, absent extenuating circumstances. All our directors serving on the Board in 2025 at that time attended our 2025 annual meeting. We currently anticipate that all our directors will attend the Annual Meeting. During 2025, each of our directors attended at least 90% of the meetings of the Board and Board committees on which they served.

Nominee Recommendations by Stockholders

Stockholders wishing to recommend persons for consideration by the Governance and Nominating Committee as nominees for election to the Board of Directors can do so by writing to the Governance and Nominating Committee at Byline Bancorp, Inc., Attention: General Counsel & Corporate Secretary, 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. Recommendations must include the proposed nominee’s name, biographical data and qualifications as well as a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a director. If all necessary information is provided, the Governance and Nominating Committee will then consider the candidate and the candidate’s qualifications in the same manner as prospective nominees that are identified by the Committee. The Governance and Nominating Committee may contact the stockholder making the nomination to discuss the candidate’s qualifications and the reasons for it.

Byline Bancorp, Inc. 2026 Proxy Statement 21

Corporate Governance

Any stockholder seeking to nominate persons for election to our Board of Directors must comply with our procedures for stockholder nominations described under the heading “Stockholder Proposals.”

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently or was previously an officer or employee of Byline or Byline Bank. In addition, none of our executive officers serves or has served as a member of the board of directors, Compensation Committee or other board committee performing equivalent functions of any company or other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Insider Trading Policies and Procedures

Our Board of Directors has adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale or other disposition of our securities by our Directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable NYSE listing standards. While not specifically covered by the Insider Trading Policy, it is our policy to comply with insider trading laws, rules and regulations, and any applicable NYSE listing standards, when engaging in transactions in Byline securities. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K and is also available on our website at www.bylinebancorp.com under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics (the “Code of Ethics”) that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer and persons performing similar functions. Our Board has also adopted a Code of Ethics for Financial Officers. A copy of each code is available, without charge, upon written request to General Counsel & Corporate Secretary, Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 and on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. If we amend or grant any waiver from a provision of our Code of Ethics that applies to our executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law, including by filing a Current Report on Form 8-K.

22 Byline Bancorp, Inc. 2026 Proxy Statement

Director Compensation

Byline Bancorp, Inc. Director Compensation Program

Our director compensation program provides that each non-employee director receives an annual cash retainer of $115,000 for their service as a member of our Board of Directors, a portion of which may be paid in shares of restricted common stock at the director’s election. In addition, committee members and committee chairpersons receive the following additional cash retainers:

•
$5,000 for each member of the Audit Committee, the Risk Committee and/or the Bank’s Executive Credit Committee;
•
$15,000 for the Chair of the Audit Committee;
•
$7,500 for the Chair of the Compensation Committee;
•
$7,500 for the Chair of the Governance and Nominating Committee;
•
$10,000 for the Chair of the Risk Committee;
•
$15,000 for the Chair of the Bank’s Executive Credit Committee;
•
$3,750 for the Chair of the Bank’s Trust Committee;
•
$3,750 for the Chair of the Bank’s ALCO Committee; and
•
$25,000 for the Lead Director.

Under our director compensation plan, the annual cash retainer fees for directors, committee chairs and committee members are paid in twelve (12) equal monthly installments on the last day of each month, and newly appointed directors will be paid on a pro rata basis in relation to the time served. Directors may elect to receive up to 100% of the dollar amount of the annual board retainer in shares of our common stock to be issued pursuant to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan.

We also reimburse all directors for reasonable and substantiated out-of-pocket expenses incurred in connection with the performance of their duties as directors. We provide insurance policies for directors and officers and will indemnify directors to the fullest extent provided under Byline’s Certificate of Incorporation and By-laws as in effect from time to time.

Directors agree, in connection with their service as directors, that they will not, without the prior consent of Byline, directly or indirectly, provide any material services to any other banking entity which competes in any material respect with Byline and its subsidiaries as long as they serve as a director of Byline (other than services disclosed in writing).

Notwithstanding the above, any director who is also an officer of Byline shall not receive any additional compensation for serving in such capacity.

In October 2025, after receiving and considering market data and input from Pearl Meyer, the Compensation Committee's independent compensation consultant, the Compensation Committee recommended an increase to the annual cash retainer to be paid to non-employee directors to $130,000, as well as an increase in the annual cash retainer paid to the Lead Director (to $40,000).These changes will impact compensation paid to non-employee directors beginning June 2026.

Byline Bancorp, Inc. 2026 Proxy Statement 23

Director Compensation

2025 Director Compensation

The following table lists the individuals who served on our Board of Directors in 2025 and the compensation received for their service as directors in 2025, other than with respect to Mr. Herencia, our Executive Chairman and Chief Executive Officer, and Mr. Paracchini, our President, whose compensation as officers of the Company is detailed in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. All compensation paid to directors is for their service to both the Byline Board of Directors and the Byline Bank Board of Directors.

	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Phillip R. Cabrera	128,750	—	128,750
Antonio del Valle Perochena	155,000	—	155,000
Mary Jo S. Herseth	135,000	—	135,000
Margarita Hugues Vélez(1)	69,289	45,996	115,285
Steven P. Kent	138,750	—	138,750
William G. Kistner	135,000	—	135,000
Pamela C. Stewart	120,000	—	120,000
Carlos Ruiz Sacristán	120,000	—	120,000

(1)
Ms. Hugues Vélez elected to be paid a portion of the remaining outstanding 2025 fee in shares, 40% ($45,996 or 1,765 restricted shares). The shares for Ms. Hugues Vélez were awarded on June 3, 2025, with a fair market value on the date of grant of $26.06 per share and will vest on June 2, 2026.

Director Stock Ownership and Retention Policies

In an effort to align the financial interests of our directors with those of our stockholders and to promote our long-term business objectives, non-employee directors are subject to certain stock ownership and retention requirements pursuant to the policy established by our Board and administered by the Compensation Committee.

Under the stock ownership policy, our non-employee directors are expected to accumulate shares of our common stock to meet the applicable ownership level within five years of their election or appointment. It is expected that they will acquire the required ownership level by retaining ownership of their equity compensation from the Company. Until the required level is achieved, the individual must retain at least 50% of his or her vested full value shares received as equity compensation.

Our non-employee directors are required to own a minimum number of shares of our common stock with an aggregate value equal to three times the amount of the Board retainer under our director compensation program.

24 Byline Bancorp, Inc. 2026 Proxy Statement

Human Capital, Governance and Community Engagement

Human Capital, Governance and Community Engagement

At Byline, we are a bank that believes in putting our name behind everything we do and we’re here to roll up our sleeves and help our customers write their stories. Our #1 core value, reflected in our “Things That Matter,” is our People, all of whom are encouraged to live out a shared purpose of making people’s lives better, helping businesses thrive, and strengthening the communities we serve. We believe purpose driven leadership facilitates progress in achieving a dynamic and inclusive workforce and in driving performance. We are dedicated to attracting, retaining, and developing top talent to accomplish our long-term strategy which is critical to our success.

As of December 31, 2025, we had 1,027 employees (1,018 full time, and 9 part time) in locations primarily across the Chicagoland and greater Milwaukee, Wisconsin areas.

Governance and Oversight

Our Board of Directors and executive management team are committed to executing on our long-term vision. Our Board members are accomplished leaders from diverse backgrounds, bringing the perspectives, skills, and experience necessary to use independent judgment that will effectively challenge and drive continued success. Our Board members oversee our corporate strategy and set the tone for our culture, values and high ethical standards, and, through its Committees, holds management accountable for results. The Compensation Committee reviews and monitors matters related to human capital management, including compensation and benefits, Company culture, talent development, employee engagement and other environmental, social and governance programs and initiatives.

Total Rewards

At Byline Bank we recognize that our most valuable resource is our People. We strive to become an employer of choice and many of our advantages are found in our four Total Rewards pillars: Pay; Benefits, Health and Wellness; Work-Life Harmony; and Professional Development.

Pay

We believe our compensation strategy supports our core principles and provides every employee with a competitive compensation package that fairly reflects their individual contributions to Byline. We offer a compensation package which includes base pay, short-term incentives (annual cash bonuses, commissions plans, and referral incentives) and long-term incentives (equity-based compensation) for applicable roles. Our approach seeks to ensure our compensation elements are competitive and market driven. In our commitment to transparency, our job architecture and paygrade structure is communicated to all employees.

Benefits, Health and Wellness

We believe that our benefits package not only attracts top talent but also fosters a positive and engaged workforce. We provide comprehensive health insurance plans, a 401(k) retirement savings plan with an employer match, and an Employee Stock Purchase Plan. Additionally, employees have access to resources and information to help with financial planning, mental health and well-being, and personal, family and life issues. We provide tuition reimbursement and a student loan repayment program. We offer wellness programs, an adoption and surrogacy assistance program, as well as coverage for fertility planning services within the healthcare plans, and provide up to 12 weeks of paid parental leave for employees. We have carefully designed the offerings to be progressive to meet the diverse needs of our workforce and that support their personal and professional lives. By investing in our employees, we seek to create an environment where everyone can thrive.

Work-Life Harmony

Eligible employees are provided generous paid time off and eleven paid federal holidays, and one floating Cultural Holiday to observe a holiday of personal significance.

Our work-life philosophy is to lead with flexibility. We offer our non-branch employees the opportunity to work either fully remote or hybrid based on the expectations of their role. We believe this level of flexibility to be a competitive advantage to attracting and retaining talent within and outside of our market.

Byline Bancorp, Inc. 2026 Proxy Statement 25

Human Capital, Governance and Community Engagement

Professional Development Opportunities

We recognize the critical importance of providing career development and advancement opportunities for all employees and we provide a variety of formal and informal development opportunities to help employees grow in their current roles and build new skills.

Management and Leadership skills are taught and practiced in a tiered series of formal development programs and reinforced by participants’ managers back in the workplace. Career Development Guides serve as a reference tool for learning opportunities specific to a current or desired career path. All employees have access to development resources for each of the five behavioral competencies expected of all Byline employees in the annual performance management process: Valuing Differences, Collaborating for Results, Delivering Customer Focused Solutions, Continuous Improvement, and Managing Risk. We believe one example of our success in developing our people is our ability to fill vacancies from within. During 2025, approximately 26% of our position postings were filled internally. We encourage our team members to pursue learning opportunities that will help improve performance and professional development.

Our Board of Directors oversees the succession planning for executive management on an annual basis. Key development is identified through formalized assessments for leadership, business, and executive role-based skills. Succession candidates create development plans that are monitored and updated on a quarterly basis.

Culture, Opportunity and Belonging

We seek to leverage our current workforce and prominent community outreach efforts to further enhance our engagement in four key areas:

o
Workforce—Promoting representation at all levels and in all areas and business lines of the Bank, with attention on recruiting, developing, and retaining high performing talent and focusing on engagement and employee recognition.
o
Workplace—Creating a culture where everyone brings their authentic self to work and knows that their unique background, ethnicity, experiences, perspective, and contribution serve to strengthen the Bank.
o
Community—Building meaningful, supportive relationships in the communities we work.
o
Marketplace—Providing greater accessibility to banking products, services, and education to minority-owned small businesses (“SMB”) and SMBs in low-and moderate-income areas.

Our employee resource groups (“ERGs”) were formed to support culture, opportunity and belonging across the organization, and are open to all employees. Overall diversity is measured as all females and males who are racially or ethnically diverse. Our diversity metrics for 2025 are as follows:

* Defined as gender and racial/ethnic diversity, as disclosed. Data as of December 31, 2025.

26 Byline Bancorp, Inc. 2026 Proxy Statement

Human Capital, Governance and Community Engagement

Community Engagement

We are committed to helping the local communities in which we live and work, grow and thrive, today and into the future. Throughout the year, employees make a positive impact in their local communities and have found a multitude of special ways to volunteer and give back. During 2025, Byline made and/or supported:

As of December 31, 2025.

Fair Employment Practices

Byline Bank is proud to be committed to maintaining a diverse workforce and an inclusive work environment. We are an Equal Opportunity / Affirmative Action employer. All qualified applicants will receive consideration for employment without regard to their actual or perceived race, color, religion, national origin, ancestry, marital or civil union status, sex, gender, pregnancy, age, citizenship status, disability, military or veteran status, gender identity, expression or preference, sexual orientation, genetic information, order of protection status or any other characteristic protected by law. We are committed to providing reasonable accommodations for qualified individuals with disabilities and disabled veterans in our job application procedures. At Byline, our hiring decisions are based on merit, qualifications, and business needs.

Discrimination & Sexual Harassment in the Workplace

Byline Bank prohibits any form of unlawful discrimination, sexual harassment or other forms of harassment in the workplace. We believe that our employees should be able to work in an atmosphere free from all forms of harassment. Our policies regarding equal employment opportunity, discrimination, sexual harassment, and harassment are included in our Employee Handbook. All employees are required to review and acknowledge these policies in our Handbook annually. In addition, all employees are required to complete training regarding workplace discrimination, sexual harassment, and other forms of harassment annually.

Byline Bancorp, Inc. 2026 Proxy Statement 27

Proposal 2: Approval of, an advisory (non-binding) basis, the compensation of the Company's named executive officers as described in this Proxy Statement

Proposal 2	The board recommends a vote FOR this proposal
Approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement

This proposal provides our stockholders the opportunity to cast a non-binding advisory vote to approve our executive compensation known as “Say-on-Pay” at the Annual Meeting. We have historically been regularly connected to our largest investors. As we continue to evolve, we intend to broaden our stockholder engagement efforts and facilitate open and ongoing dialogues with key stakeholders to help ensure that we have a regular pulse on investor perspectives. We will continue to consider the feedback we receive from our major stockholders as well as the outcome of Say-on-Pay votes when making compensation decisions regarding our named executive officers (“NEOs”). Our next Say-on-Pay vote is expected to occur at our 2027 annual meeting of stockholders.

As required pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. As discussed above, although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

Executive Compensation

The Company believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay-for-performance and are strongly aligned with the long-term interests of stockholders. As more fully set forth under “Executive Compensation—Compensation Discussion & Analysis,” the Compensation Committee has taken a number of actions in recent years to further strengthen the Company’s compensation philosophy and objectives and the percentage of the compensation of senior executives which is “at risk.” As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Stockholders are encouraged to carefully review the “Executive Compensation—Compensation Discussion & Analysis” section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program. Because this stockholder vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board has authorized a stockholder vote on the compensation of the Company’s named executive officers as reflected in the Compensation Discussion & Analysis, including the disclosures regarding named executive officers compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a Say-on-Pay proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the stockholders of Byline Bancorp, Inc. approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement for the 2026 Annual Meeting of Stockholders.”

28 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 2: Approval of, an advisory (non-binding) basis, the compensation of the Company's named executive officers as described in this Proxy Statement

Required Vote

The approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

Byline Bancorp, Inc. 2026 Proxy Statement 29

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

Proposal 3	The board recommends a vote FOR this proposal
Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

Stockholders are being asked to approve the Company’s 2026 Omnibus Incentive Compensation Plan (“2026 Omnibus Plan”).

1,700,000 shares of our common stock are being requested for the 2026 Omnibus Plan to allow for continued use of equity incentives.

Our three-year average “burn rate” is 0.81%(1). We believe that our historical share usage has been prudent and in the best interest of our stockholders.

Our estimated “overhang” would be 5.4%(1) following approval of the 2026 Omnibus Plan, based on our outstanding equity awards and shares of our common stock as of April 8, 2026.

The Company’s current equity plan, the 2017 Omnibus Incentive Compensation Plan, expires in June 2027.

(1)
The calculation uses the weighted average and common shares outstanding presented in Notes 23 and 24 of the Company's Annual Reports on Form 10-K filed with the SEC.

Overview

The Company’s 2026 Omnibus Incentive Compensation Plan (“2026 Omnibus Plan”) was adopted by the Board of Directors on April 7, 2026, subject to approval by stockholders. At the Annual Meeting, stockholders will be requested to approve the 2026 Omnibus Plan, which includes a reserve of 1,700,000 shares to allow for continued use of equity incentives. The purpose of the 2026 Omnibus Plan is to promote the long-term financial success of the Company and its subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such successes, and to further align their interests with those of the Company’s stockholders.

The Company’s 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”) will expire in June 2027. Shares from the 2017 Omnibus Plan will not be available to grant under the 2026 Omnibus Plan. Upon approval of the 2026 Omnibus Plan, no additional awards will be granted under the 2017 Omnibus Plan, and all shares remaining for future issuance pursuant to the 2017 Omnibus Plan, which is estimated to be 165,903 as of April 8, 2026, will be canceled at that time. In addition, the maximum number of shares that may be issued under the 2026 Omnibus Plan will be reduced by one (1) share for every share subject to an award granted under the 2017 Omnibus Plan after April 8, 2026 and prior to the date the 2026 Omnibus Plan becomes effective. If our stockholders do not approve the 2026 Omnibus Plan, the 2017 Omnibus Plan will remain in effect in its current form.

How We Determined the Number of Shares to Request for the 2026 Omnibus Plan

In determining the number of shares needed for awards under the 2026 Omnibus Plan, we took into consideration our stock price, business performance, competitive pay-for-performance philosophy, regulatory requirements, historical experience, and expected use of equity-based awards in future years. The proposed additional 1,700,000 shares represent 3.7% of our outstanding common stock as of April 8, 2026.

In analyzing the proposed Plan, our Compensation Committee and Board of Directors engaged an independent compensation consultant, Pearl Meyer & Partners, LLC, to assist with recommending the number of shares that may

30 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

be issued under the Plan. In doing so, the Compensation Committee and the Board considered both our historical and expected burn rate and the resulting overhang as outlined below.

Burn Rate; Longevity of Authorized Shares. Burn rate (the measure of the annual rate at which companies use shares available for grant in their equity compensation plans), is an important factor for stockholders concerned about stockholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average number of shares of common stock outstanding during the year. We calculate our annual burn rate by adding the number of stock options granted plus the number of full value shares awarded and dividing the total by the number of weighted average common shares outstanding. Our burn rate for the fiscal years ended 2025, 2024, and 2023 was 0.78%, 0.90% and 0.77%, respectively. We believe our current three-year average burn rate of 0.81% should be viewed favorably by our stockholders. We do not anticipate that projected issuances of future awards under the Plan will vary materially from our historical awards and estimate that the additional 1,700,000 shares proposed to be authorized for issuance under the Plan will be sufficient for future grants for approximately five (5) years.

Overhang. Overhang is a measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the Plan. Overhang indicates the amount by which existing stockholder ownership would be diluted if the shares authorized for issuance under the 2026 Omnibus Plan, coupled with the shares subject to outstanding awards, were issued. As of April 8, 2026, the Company had outstanding equity awards of 17,669 stock options with a weighted average exercise price of  $12.70 and weighted average remaining term of 0.7 years, and 712,366 restricted stock awards outstanding, which, in aggregate, represents current dilution of approximately 1.6% (options plus restricted stock awards divided by shares outstanding) . The approval of the additional 1,700,000 shares to be authorized for issuance under the 2026 Omnibus Plan would result in overhang of approximately 5.4% relative to the approximately 45,419,166 shares outstanding as of April 8, 2026. We believe this level of overhang represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

Reasons to Approve the 2026 Omnibus Plan

The 2026 Omnibus Plan has been designed to build upon the effectiveness of the 2017 Omnibus Plan and incorporates the best governance practices to further align our equity-compensation program with the interests of our stockholders. The following is a list of some of the primary factors to be considered by stockholders in connection with approving the 2026 Omnibus Plan:

Governance Best Practices. The 2026 Omnibus Plan maintains features and practices from the 2017 Omnibus Plan that promote good governance and protect stockholders’ interests, including:

No “Liberal” Change in Control Definition. The change in control definition is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction. A change in control must actually occur in order for the change in control provisions in the plan to be triggered.

Double Trigger Change in Control Provisions. The change in control provisions under the 2026 Omnibus Plan do not provide for automatic acceleration of vesting of awards in the event of a change in control. Vesting of outstanding awards will occur if an employee experiences a termination of service without cause or for good reason on or within two years after the change in control.

No Tax Gross-Ups. No grantee is entitled to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the 2026 Omnibus Plan.

No Liberal Share Recycling. Shares subject to an award under the 2026 Omnibus Plan will not be available for reuse if such shares are tendered in payment of a stock option exercise price, delivered or withheld to satisfy any tax withholding obligation, or covered by a stock appreciation right (SAR) (to the extent settled in shares) or other award. Additionally, shares that have been repurchased by the Company using stock option exercise proceeds are not added back to the share reserve.

Byline Bancorp, Inc. 2026 Proxy Statement 31

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

No Dividend Payments on Unvested Awards. Requires that any dividends or dividend equivalent rights granted in connection with any type of award will be subject to the same vesting terms and conditions as the underlying award.

Clawback of Awards. All awards under the 2026 Omnibus Plan will be subject to any applicable law respecting recapture of compensation or such Company Compensation Clawback policy as may be in effect at the time of grant.

No Repricing or Cash Buyout of “Underwater” Awards. The exercise price of stock options and SARs may not be reduced, including through amendment, cancellation and exchange for another award or cash payment or other consideration, without approval of the Company’s stockholders.

No “Reload” Options or Stock Appreciation Rights. The plan does not permit the use of reload options or stock appreciation rights which provide that the exercise of a stock option or stock appreciation right can automatically trigger the grant of a new stock option or stock appreciation right.

No Transferability. Awards generally may not be transferred, except by the laws of descent and distribution.

No Evergreen Feature. The 2026 Omnibus Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

Independent Oversight. The 2026 Omnibus Plan is administered by the Compensation Committee, which is comprised of independent members of our Board of Directors.

Cash Denominated Award Limit for Non-Employee Directors. Limits the maximum dollar value of awards that can be granted during any calendar year to any non-employee director, solely with respect to his or her service as a member of the Board.

Attract and Retain Talent. Approving the 2026 Omnibus Plan will enable us to continue to recruit, retain and motivate top talent at many levels within the Company necessary to our success. We grant equity-based awards to a broad spectrum of our employees, not only executives and named executive officers.

Modest Share Usage and Stockholder Dilution. When determining the number of shares authorized for issuance under the 2026 Omnibus Plan, our Compensation Committee and Board of Directors carefully considered the potential dilution to our current stockholders and projected future share usage needs for the Company to be able to make competitive awards to grantees as described above.

Summary of the 2026 Omnibus Plan

The following summary of the principal terms of the 2026 Omnibus Plan is qualified in its entirety by reference to the complete text of the 2026 Omnibus Plan, which is attached to this Proxy Statement as Annex 1. Capitalized terms used in this proposal that are not otherwise defined have the meanings given to them in the 2026 Omnibus Plan.

32 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

Purpose

The purpose of the 2026 Omnibus Plan is to help the Company: (1) attract, retain and motivate key employees (including prospective employees), consultants and non-employee directors; (2) align the interests of such persons with the Company’s stockholders; and (3) promote ownership of the Company’s equity.

Eligibility

Awards under the 2026 Omnibus Plan may be made to any employee, consultant or non-employee director of the Company. As of December 31, 2025, it is expected that approximately 185 employees, and all 8 of our non-employee directors as of December 31, 2025, will be eligible to participate in the 2026 Omnibus Plan.

Shares Available for Awards Under the 2026 Omnibus Plan

A total of 1,700,000 shares of our common stock may be issued under the 2026 Omnibus Plan, subject to adjustments by the Compensation Committee for stock splits and other events as set forth in the 2026 Omnibus Plan.

If an award granted under the 2026 Omnibus Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the award will again become available for subsequent issuance under the 2026 Omnibus Plan. Shares of our common stock subject to awards that are assumed, converted or substituted under the 2026 Omnibus Plan as a result of our acquisition of another company will not be counted against the number of shares that may be granted under the 2026 Omnibus Plan. With respect to awards of stock-settled SARs, the total number of shares that may be granted under the 2026 Omnibus Plan will be reduced by the full number of shares underlying the exercised portion of such award (rather than only the number of shares actually delivered upon exercise). The following types of shares under the 2026 Omnibus Plan will not again become available for the grant of new awards under the 2026 Omnibus Plan: (i) shares withheld to satisfy any tax withholding obligation, (ii) shares tendered to, or withheld by, us to pay the exercise price of an option and (iii) shares covered by a SAR (to the extent that it is settled in shares).

Administration of the 2026 Omnibus Plan

The 2026 Omnibus Plan will be administered by our Compensation Committee. The Compensation Committee has full authority to interpret the 2026 Omnibus Plan and award agreements, grant awards and determine the terms of such awards. The Compensation Committee can also delegate its authority as it deems appropriate in its sole discretion in accordance with applicable law.

Types of Awards

The types of awards that may be granted under the 2026 Omnibus Plan include:

Stock Options

Stock options may be granted as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”)) or nonstatutory stock options. A stock option entitles the grantee to purchase shares of our Common Stock at an exercise price that may never be less than the Fair Market Value of our Common Stock on the date the option is granted. No stock option can be exercised more than ten years after the date of grant. Dividend equivalent rights may not be granted in connection with any stock option.

Stock Appreciation Rights

Stock Appreciation Rights may be granted as the Compensation Committee may determine. No SAR can be exercised more than ten years after the date of grant. SARs entitle the grantee to receive a number of shares of our Common Stock, or cash, equal in value to the excess of the fair market value of our Common Stock over the exercise of the SAR, which may never be less than 100% of the Fair Market Value of our Common Stock on the date the SAR is granted. Dividend equivalent rights may not be granted in connection with any stock appreciation right.

Byline Bancorp, Inc. 2026 Proxy Statement 33

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

Restricted Shares

Restricted shares are shares of our Common Stock that are subject to such terms and conditions as the Compensation Committee may determine. Upon the delivery of such shares, the grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Compensation Committee may include in the applicable award agreement. Restricted shares will, during the period of the restriction, have full voting rights. All ordinary cash dividends or other ordinary distributions paid upon any restricted shares will be retained by the Company and will be paid to the relevant grantee (without interest) when the award of restricted shares vests.

Restricted Stock Units

Restricted stock units are unfunded, unsecured rights to receive a share of our Common Stock or its equivalent in cash or other securities or property. A grantee of a restricted stock unit will have only the rights of a general unsecured creditor of the Company until delivery of shares, cash or other securities or property is made as specified in the applicable award agreement. On the delivery date specified in the award agreement, the grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Compensation Committee. Restricted stock units may include the right to receive dividend equivalents provided that no dividend equivalents may be paid unless and until the restricted stock units vest.

Dividend Equivalent Rights

The Compensation Committee may grant dividend equivalent rights entitling a grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by an award if such shares had been delivered pursuant to such award at the time of grant. The grantee will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable award agreement. Dividend equivalents may not be paid unless and until the award to which they relate vests.

Other Stock-Based or Cash-Based Awards

Under the 2026 Omnibus Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based awards subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share awards and performance units settled in cash.

Performance-Based Awards

Other Stock-Based or Cash-Based Awards may, at the discretion of the Compensation Committee, be granted subject to the achievement of performance goals or Performance Criteria for an applicable performance period, as determined by the Compensation Committee at the time of grant.

Change in Control

If employment or service relationship of a grantee (other than a non-employee director) with the Company is terminated by the Company without “cause” or by the grantee with “good reason” within two years after a “change in control” (as each term is defined in the 2026 Omnibus Plan), each award granted to such grantee prior to such change in control will become fully vested and, as applicable, exercisable. For a grantee who is a non-employee director, each award granted to such grantee prior to such change in control will become fully vested and, as applicable, exercisable upon a change in control. Any shares deliverable pursuant to restricted stock units will be delivered within 15 days following such termination of employment or service, or change in control for a non-employee director, unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement. As of the change in control date, any outstanding performance-based awards shall be deemed earned at the greater of the target level and the actual performance level at the date of the change in control with respect to all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the change in control in accordance with the original performance period.

34 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

In general terms, except as expressly defined in an award agreement, a change in control under the 2026 Omnibus Plan means the first to occur of:

•
a person or group becomes a beneficial owner, directly or indirectly, of securities representing more than 50% of both (i) the total voting power of the Company’s outstanding capital stock (the “voting stock”) and (ii) the fair market value of the Company’s outstanding shares of capital stock (the “economic stock”);
•
consummation of a reorganization, merger or consolidation, or the sale or other disposition of all or substantially all of the assets of the Company, unless all or substantially all of the individuals and entities who were the beneficial owners, respectively, of both the voting stock and the economic stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of either (i) the total voting power of the outstanding capital stock of the resulting entity or (ii) the fair market value of the outstanding equity securities of the resulting entity, in substantially the same proportions as before the transaction; or
•
the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

Nonassignability and No Hedging

Unless otherwise provided in an award agreement, awards granted under the 2026 Omnibus Plan may not be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged in any manner other than by will or by the laws of descent and distribution, and all such awards will be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative. The Compensation Committee may permit a grantee to transfer any award to any person or entity the Compensation Committee so determines. All of the terms and conditions of the 2026 Omnibus Plan and the award agreements will be binding upon any permitted successors and assigns.

Repricing Prohibited

Reducing the exercise price of stock options or stock appreciation rights issued and outstanding under the 2026 Omnibus Plan, including through amendment, cancellation in exchange for the grant of a substitute award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the Company’s stockholders, except as otherwise permitted by the 2026 Omnibus Plan with respect to preventing the enlargement or dilution of rights. The Company will not grant any stock options or stock appreciation rights with automatic reload features.

Amendment

Our Board of Directors may amend, suspend, discontinue or revise the 2026 Omnibus Plan in any respect, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency. If the Board determines it is appropriate for the 2026 Omnibus Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the Company’s stockholders.

Termination

Our Board of Directors may terminate the 2026 Omnibus Plan at any time. Unless terminated sooner by our Board of Directors, the 2026 Omnibus Plan will terminate on the day before the tenth anniversary of the date on which our stockholders approve the 2026 Omnibus Plan, and any outstanding award will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the 2026 Omnibus Plan and the applicable award agreements.

Byline Bancorp, Inc. 2026 Proxy Statement 35

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

Clawback

Awards under the 2026 Omnibus Plan will be subject to the terms of any clawback or recapture policy that the Company may adopt from time to time, and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the grantee.

Limits on Compensation to Non-Employee Directors

Aggregate awards to any one non-employee director in respect of any fiscal year, solely with respect to his or her service as a director, may not exceed $2,000,000 based on the aggregate value of cash awards and fair market value of stock-based awards, in each case, determined as of the date of grant.

U.S. Federal Income Tax Consequences of Awards Under the 2026 Omnibus Plan

The following discussion summarizes certain United States federal income tax consequences generally arising with respect to grants of awards under the 2026 Omnibus Plan under the law as in effect on the date of this Proxy Statement. This summary does not cover federal employment tax or other federal tax consequences associated with awards under the 2026 Omnibus Plan, nor does it address state or local tax consequences. Grantees who are granted awards under the 2026 Omnibus Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Units and Other Stock-Based Awards. A grantee generally is not required to recognize income upon the grant of a nonqualified stock option (“NQSO”), stock appreciation rights (“SAR”), restricted stock units (“RSU”) or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised or, in the case of RSU awards or other stock-based awards, upon the issuance of shares or receipt of cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is: (i) in the case of a NQSO, an amount equal to the excess, if any, of the aggregate fair market value of the shares of our Common Stock underlying the options exercised over the aggregate exercise price, (ii) in the case of a SAR, the amount of cash or the fair market value of any shares received upon exercise, plus the amount of cash or the fair market value of any shares that were withheld in satisfaction of any applicable taxes due upon the exercise of the award, and (iii) in the case of RSU awards or other stock-based awards, the amount of cash or the fair market value of any shares received in respect thereof, plus the amount of cash or the fair market value of any shares that were withheld in satisfaction of any applicable taxes due on the vesting or payment of such awards.

Incentive Stock Options. A grantee is not taxed at the time an incentive stock option (“ISO”) is granted. The tax consequences upon exercise and later disposition depend upon whether the grantee holds the shares received upon exercise of an ISO for more than one year after exercise and two years after the date of grant of the option. If the grantee satisfies this holding period, for regular tax purposes the grantee will not realize income upon exercise of the ISO, and the Company will not be allowed an income tax deduction at any time with respect to the ISO. The difference between the exercise price and the amount realized upon disposition of the shares by the grantee will constitute a long-term capital gain or a long-term capital loss, as the case may be. If the grantee fails to meet the holding period (other than by reason of death), a disqualifying disposition occurs and the grantee generally recognizes as ordinary income, in the year of the disqualifying disposition, an amount equal to the excess of the fair market value of the shares at the date of exercise over the exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the grantee as long-term or short-term capital gain, depending on the length of time the shares were held after the option was exercised. If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the grantee is generally limited to the excess (if any) of the sales price over the exercise price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the grantee. Different consequences apply for a grantee subject to the alternative minimum tax.

Restricted Shares. A grantee generally is not required to recognize ordinary income on the award of restricted shares of Common Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. Any dividends received upon vesting

36 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

of the related restricted shares generally will be treated as compensation that is taxable as ordinary income to the recipient. If permitted by the applicable award agreement, a grantee may make an election under Section 83(b) of the Code to recognize ordinary income on the date the restricted shares are granted in an amount equal to the excess (if any) of the fair market value of the shares over any amount paid for such shares.

Disposition of Shares. Unless stated otherwise above, upon the subsequent disposition of shares of Common Stock acquired under any of the preceding awards, a grantee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the grantee’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.

Deductibility by the Company. Unless stated otherwise above, to the extent that a grantee recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding deduction, provided that, among other things, the deduction is not disallowed under Section 162(m) of the Code.

Effect of Change in Control. Under the “golden parachute” provisions of Section 280G of the Code, the accelerated vesting, exercisability or payout of awards under the 2026 Omnibus Plan in connection with a change in control may be required to be valued and taken into account in determining whether grantees have received compensatory payments contingent upon the change in control in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the grantees may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Section 409A. Certain awards under the 2026 Omnibus Plan may constitute nonqualified deferred compensation under Section 409A of the Code. Failure to satisfy the applicable requirements under Section 409A for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. Awards under the 2026 Omnibus Plan are intended to be designed and administered so that they comply with, or are exempt from, Section 409A to avoid the imposition of additional tax, penalties, and interest on the grantee.

Tax Withholding. Awards under the 2026 Omnibus Plan may be subject to tax withholding. Where an award results in income subject to withholding, the Company may require the grantee to remit the withholding amount to the Company or cause shares of Common Stock to be withheld or sold in order to satisfy the tax withholding obligations. If shares of Common Stock are withheld or sold to satisfy a grantee’s tax withholding obligations, the grantee will be treated as having received such shares for purposes of the discussion above.

New Plan Benefits

Because grants under the 2026 Omnibus Plan are discretionary, the Company cannot now determine the number of awards that will be granted in the future to any particular executive officer, to all executive officers as a group or to non-executive officer employees or directors as a group. The number of such awards will be determined by the Compensation Committee from time to time in accordance with the terms of the 2026 Omnibus Plan.

Market Value

As of April 8, 2026, the closing price of the Company’s common stock was $33.09.

Registration with the SEC

If our stockholders approve the 2026 Omnibus Plan, the Company intends to file with the SEC a Registration Statement on Form S-8, as soon as reasonably practicable after the approval, to register the new shares available for issuance under the 2026 Omnibus Plan.

Required Vote

The approval of the 2026 Omnibus Plan requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions

Byline Bancorp, Inc. 2026 Proxy Statement 37

Proposal 3: Approval of the adoption of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan

will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE BYLINE BANCORP, INC. 2026 OMNIBUS INCENTIVE COMPENSATION PLAN.

38 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 4: Approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan

Proposal 4	The board recommends a vote FOR this proposal
Approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan

In 2017, our Board of Directors adopted the Byline Bancorp, Inc. Employee Stock Purchase Plan (the “ESPP”) in connection with our initial public offering. The ESPP allows our employees to purchase shares of our common stock at a discount from the market price through automatic payroll deductions. A total of 200,000 shares of our common stock were reserved and available for sale under the ESPP. On April 18, 2022, the Board approved an amendment to the ESPP to increase the number of shares available under the ESPP by 200,000 shares of common stock, subject to our stockholders’ approval. At our 2022 Annual Meeting, a majority of our stockholders approved the amendment to increase the number of shares available under the ESPP by 200,000 shares of common stock.

As of April 1, 2026, only 31,343 shares of common stock remain available under the ESPP. On April 7, 2026, the Board approved a further amendment to the ESPP to increase the number of shares available under the ESPP by an additional 200,000 shares of common stock, subject to our stockholders’ approval.

Description of Amendment

At the Annual Meeting, stockholders will be requested to approve an increase by 200,000 in the number of shares available for issuance under the ESPP. At current participation levels and the Company’s current stock price, we estimate that, in the absence of approval of increase in the number of shares of common stock that may be offered under the ESPP, all such shares could be substantially exhausted before the end of 2026. If the amendment is approved by stockholders, the number of shares available under the ESPP will be increased to 231,343. We believe that this increase in the number of shares available under the ESPP will enable eligible persons to participate under the ESPP until approximately December 31, 2029, based on current participation levels and the current price of our common stock.

Summary of the ESPP

The following is a description of the material terms of the ESPP, as proposed to be amended. This description is qualified in its entirely by reference to the plan document, as proposed to be amended, a copy of which is attached to this Proxy Statement as Annex 2 and incorporated herein by reference.

Administration

The ESPP is administered by the Compensation Committee of our Board of Directors, who may delegate its administrative authority to a person or committee who shall serve as the “Plan Administrator.” The Compensation Committee has delegated such authority to our Chief Human Resources Officer. The Plan Administrator has the authority to make and adopt rules and regulations not inconsistent with the provisions of the ESPP or the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Plan Administrator corrects any defect or supplies any omission or reconciles any inconsistency in the ESPP. The interpretations and decisions of the Plan Administrator in respect to the ESPP will be final and binding.

Byline Bancorp, Inc. 2026 Proxy Statement 39

Proposal 4: Approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan

Eligible Employees

All of our employees or employees of participating subsidiaries, as defined in the ESPP, whose customary term of employment is for more than 20 hours per week, are eligible to participate in the ESPP. In addition, no employee may purchase shares of our common stock under the ESPP that would result in the employee owning 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

Offerings

From time to time, the Company offers employees the opportunity to buy stock in the Company through the ESPP. Unless determined otherwise by the Compensation Committee, offerings begin on January 1 and July 1 of each year and last for a period of six months. The Compensation Committee will establish an enrollment period, a period of time prior to the beginning of an offering during which eligible participants may subscribe to an offering in such manner as the Compensation Committee may prescribe (which may include enrollment by submitting forms, by voice response, internet access or other electronic means). Eligible employees elect whether to participate in the ESPP (i.e., have deductions made from their after-tax compensation for the purpose of buying shares) during the enrollment period.

Each eligible employee who is a participant as of the date an offering commences is deemed to be granted an option to participate in the ESPP for that offering. The Compensation Committee may also establish a waiting period of up to two years after an employee is first employed before the employee may participate or permit employees who are hired during an offering period to participate in the offering. On the last day of each offering period, the accumulated balance in each participant’s account will be used to purchase shares at the purchase price described below. The Compensation Committee may also provide for periodic purchase dates during an offering period.

A participant can change his or her level of withholding or withdraw his or her subscription at any time (but not retroactively), during an offering, subject to rules and limitations established by the Plan Administrator. A participant whose employment is terminated during an offering period is deemed to have withdrawn his or her subscription. Upon the withdrawal (or deemed withdrawal) of a participant, the balance in his or her account will either be refunded or used to purchase shares on the next purchased date, as determined by the Compensation Committee.

Purchase Price

The purchase price paid by participants for the shares purchased under the ESPP is set by the Compensation Committee and will, in any case, be no less than 85% of the lower of the fair market value of a share of our common stock on the first day of the applicable offering period or on the purchase date. Unless provided otherwise, the default purchase price per share provided for in the ESPP will be 85% of the fair market value of a share of our common stock on the last day of the applicable offering period or earlier purchase date.

Limitations on Purchase

As required by the Code, no eligible employee may purchase stock under the ESPP at a rate which, when aggregated with his or her other rights to purchase our common stock, exceeds $25,000 in fair market value per year. Unless the Plan Administrator determines otherwise, employees are also limited in making elections under the ESPP to contributing no more than 15% of their after-tax compensation to the ESPP.

Mandatory Retention or Sale of Stock

To facilitate compliance with applicable law, the Compensation Committee may require participants to (a) retain any shares purchased under the ESPP for a designated period of time or may establish other

40 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 4: Approval of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock that may be offered under the plan procedures to restrict transfer of such shares or (b) sell shares immediately upon purchase or within a specified period following a termination of employment.

Adjustments

In the event of a stock split, stock dividend, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, reclassification or combination of shares, merger, consolidation, distribution, split-up, spin-off, exchange of shares, sale of assets or similar corporate transaction or event, the Compensation Committee, in the manner it deems equitable, will adjust (a) the number and class of shares or other securities reserved for issuance under the ESPP, (b) the number and class of shares or other securities that are subject to outstanding options, and (c) the appropriate market value and other price determinations applicable to options (including the purchase price).

Termination and Amendment of the ESPP

Our Compensation Committee generally may, at any time, terminate or amend the ESPP in any respect, except that, without approval of our stockholders, no amendment may increase the maximum number of our shares reserved under the ESPP or modify the requirements as to eligibility for participation in the ESPP. No termination or amendment of the ESPP may terminate or materially and adversely affect a participant’s rights under the ESPP without such participant’s consent. Unless earlier terminated by the Compensation Committee, the ESPP will terminate when no remaining shares are available for issuance under the ESPP.

Required Vote

The approval of the amendment to the ESPP requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE OFFERED UNDER THE PLAN

Byline Bancorp, Inc. 2026 Proxy Statement 41

Proposal 5: Ratification of Independent Registered Public Accounting Firm

Proposal 5	The board recommends a vote FOR this proposal
Ratification of Independent Registered Public Accounting Firm

Under its charter, the Audit Committee has the sole authority to appoint or replace our independent registered public accounting firm, subject to stockholder ratification, and has direct responsibility for the compensation and oversight of such firm. Our independent registered public accounting firm for the period from January 1, 2025 through June 2, 2025 was Moss Adams LLP (“Moss Adams”). As of June 3, 2025, Moss Adams merged with Baker Tilly US, LLP ("Baker Tilly"), with Baker Tilly being the surviving entity. Baker Tilly was our independent registered public accounting firm for the period from June 3, 2025 through December 31, 2025, and the Audit Committee has engaged Baker Tilly for the fiscal year ending December 31, 2026. Moss Adams (now Baker Tilly) has served as our independent registered public accounting firm since 2013.

The Board is submitting for ratification by our stockholders at the Annual Meeting the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026. In considering the reappointment of Baker Tilly for 2026, the Audit Committee reviewed, among other considerations, the quality of services provided, both historically and in connection with the most recent audit; Baker Tilly’s capability and expertise, particularly with respect to the financial services industry and its resources; the communication and interaction by Baker Tilly’s audit team with the Audit Committee and management; the firm’s independence, objectivity and professional skepticism; and the appropriateness of Baker Tilly’s fees.

The Board has invited representatives of Baker Tilly to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Baker Tilly US, LLP

The following is a summary and description of the aggregate fees for professional services provided by Moss Adams LLP and Baker Tilly US, LLP to the Company and its subsidiaries for the fiscal years ended December 31, 2025, and 2024, as well as all out-of-pocket costs incurred in connection with these services that were billed to us.

	2025	2024

Audit Fees	$1,376,000	$1,122,500
Audit-Related Fees	$24,500	$24,500
Total	$1,400,500	$1,147,000

Audit Fees. Audit fees consist primarily of fees and expenses for the audits of our annual consolidated financial statements as well as the review of interim condensed consolidated financial information included in the reports we filed with the SEC. Also included are fees for services normally provided by an independent auditor in connection with statutory and regulatory filings. Audit fees for 2025 include fees incurred by the Company in connection with consent and comfort letter processes and procedures related to the filings with the SEC of registration statements on Form S-3 and Form S-4.

Audit-Related Fees. Audit-related fees consist of fees related to the audit of the financial statements of our 401(k) Plan.

Audit Committee Preapproval Policies and Procedures

All of the fees and services described above under “audit fees” and “audit-related fees” were pre-approved by the Audit Committee. Pursuant to its charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent public accounting firm. These services may include audit services, audit-related services, tax services and other services. In connection with the pre-approval of any permissible tax services or services related to internal control over financial reporting, the Audit Committee charter provides that

42 Byline Bancorp, Inc. 2026 Proxy Statement

Proposal 5: Ratification of Independent Registered Public Accounting Firm

the Audit Committee will discuss with the independent public accounting firm the potential impact on the firm’s independence in providing such services. Any pre-approval is subject to receipt of details as to the service or category of services to be provided and the provision of supporting documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

Required Vote

The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR.

Byline Bancorp, Inc. 2026 Proxy Statement 43

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and is composed of directors that are “independent” as defined under the NYSE corporate governance listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee operates under a written charter approved by the Board of Directors and held 14 meetings during fiscal year 2025. A copy of the charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.

Management is responsible for the Company’s internal control over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the Company’s internal audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the 2025 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include Byline’s 2025 audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2025 filed with the SEC.

This report is submitted on behalf of the current members of the Audit Committee:

William G. Kistner (Chair)
Phillip R. Cabrera
Steven P. Kent
Margarita Hugues Vélez

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

44 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion & Analysis (“CD&A”) explains our executive compensation program for our named executive officers (“NEOs”) listed below. This CD&A also describes the Compensation Committee’s process for making pay decisions, as well as its rationale for specific decisions related to the fiscal year ended December 31, 2025.

Named Executive Officer	Principal Position
Roberto R. Herencia	Executive Chairman and Chief Executive Officer
Alberto J. Paracchini	President
Thomas J. Bell III	Executive Vice President, Chief Financial Officer
Thomas S. Abraham	President, Byline Small Business Capital
Brogan M. Ptacin	Executive Vice President, Head of Commercial Banking

EXECUTIVE SUMMARY

2025 Performance Highlights

Byline advanced its strategy of becoming the preeminent commercial bank in Chicago and delivered strong financial results for 2025. We made significant progress across our strategic priorities deepening our commercial presence, growing customers, and executing initiatives that strengthened our franchise. We remain focused on consistent execution of our strategy, supporting our customers, and driving long-term value for our stockholders. We delivered solid full year 2025 results reflecting record revenues of $446.4 million.

Key financial and strategic highlights for 2025 included:

•
Net income of $130.1 million, or $2.89 per diluted share
•
Pre-tax pre-provision return on average assets of 2.19%(1)
•
Return on average assets 1.36%
•
Return on average tangible common equity 13.47%(1)
•
Efficiency ratio of 51.83%
(1)
Represents non-GAAP financial measure. For further discussion regarding, and a reconciliation of, our non-GAAP to GAAP financial measures, see “GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures” in our Annual Report on Form 10-K filed with the SEC on February 27, 2026.

We continue to take a prudent and disciplined approach to expense management to drive full-year positive operating leverage, while investing in the future. We are balancing continuous improvements and investments for growth, in addition to balancing physical branch presence with our digital offerings.

Byline Bancorp, Inc. 2026 Proxy Statement 45

Executive Compensation

Good Compensation Governance

The program is built on a foundation of best-in-class compensation governance practices and policies:

What We Do	What We Don’t Do

Pay for Performance

•
We base our annual incentive compensation programs on the achievement of corporate and individual performance measures that are tied directly to our business strategy.
•
We link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation.

Emphasize Long term Performance

•
Equity programs reward performance over a three-year time horizon.

Equity Awards

•
We grant equity awards that have “double trigger” equity vesting provisions upon a change in control.

Stock Ownership Commitment

•
Our stock ownership policy provides that our executive officers and directors own an appropriate amount of our common stock, which aligns their interests with our stockholders.

Clawbacks

•
As required under the rules of the SEC and the NYSE, our policy requires the recoupment of any excess incentive compensation paid to our named executive officers (NEOs) and other executive officers if we are required to restate our financial statements due to material noncompliance with any financial reporting requirement under applicable securities laws.
•
The policy also provides for Compensation Committee discretion to recoup certain awards in the event it finds that any of our executive officers and certain other covered employees have committed a significant legal or compliance violation in connection with the officer’s employment, including fraud, material misconduct, and/or a violation of our corporate policies or Code of Ethics.

Risk Management

•
Our compensation plans are evaluated annually by our risk management professionals and our Compensation Committee, as part of its effort to ensure our compensation plans do not encourage imprudent risk taking.
•
We employ a variety of performance metrics to deter excessive risk-taking by eliminating any incentive focus on a single performance goal.
•
We have built in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance, or leading indicators of future financial results.

Compensation Benchmarking

•
We use a defined peer group for benchmarking, and the Compensation Committee periodically reviews the peer group to ensure the peer companies remain relevant and appropriate.

Engage Independent Advisor

•
The Compensation Committee uses the services of an independent compensation consultant.

No Hedging or Pledging of Company Stock

•
We have a policy that prohibits all executive officers and directors from entering into any transaction designed to hedge or offset changes in the market value of our stock. The policy also prohibits holding our stock in a brokerage margin account or pledging our stock as collateral for a loan.

No Extensive Use of Employment Agreements

•
We limit the use of employment agreements to our Executive Chairman and CEO, President, CFO, and the President of our Small Business Capital business unit.

No Significant Perquisites

•
We do not provide significant perquisites to our executive officers.

No Golden Parachute Tax Gross-ups

•
We do not allow for tax gross-ups under employment agreements or other severance plans.

No Multiyear Compensation Guarantees

•
Our employment agreements and compensation plans generally do not provide for any multiyear compensation guarantees.

No Unearned Dividends Paid

•
We accrue dividends on performance based restricted stock awards during performance periods, but the dividends are not paid until the award vests.

46 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

As we continue to grow profitably and strategically, the Compensation Committee will review and adjust the design of the executive compensation program to ensure it remains aligned with our business objectives, talent strategy and market practices.

2025 Executive Compensation Program At-A-Glance

The objective of our executive compensation program is to attract, retain, and motivate leaders who are committed to executing on our business strategy and creating long-term value for our stakeholders. To help us achieve these objectives, the Compensation Committee has designed an executive compensation program that consists of fixed and variable pay elements in the form of base salaries, annual short-term cash and long-term equity incentives. Our executive compensation program emphasizes performance-based compensation and is designed to tie directly to the drivers of value creation for the Company’s stockholders, as generally summarized below.

Key Elements
Pay Element	Form	Performance Metric
Base Salary	Cash	• Base salary is set at market-competitive levels
Short-Term Incentives	Cash	• 80% Corporate Financial Performance (Corporate Scorecard) • 20% Individual Performance
Long-Term Incentives	50% Performance Shares
•
Total Stockholder Return (TSR) and return on assets (ROA), weighted equally, over a three-year period, measured against the KBW Regional Bank Index (KRX). If TSR is negative, no payout above target is earned on that metric

	50% Restricted Shares	• Continued employment over a three-year vesting period

Consistent with the design of our program summarized above, the Compensation Committee made the following executive compensation decisions for fiscal year 2025:

•
Base Salaries: The Compensation Committee approved base salary increases for Messrs. Herencia (3.0%), Paracchini (3.9%), Bell (10.5%), Abraham (2.2%), and Ptacin (5.3%).
•
Short-Term Incentives: Eighty (80) percent of a named executive officer’s (other than Mr. Abraham) annual incentive award is based on achievement against our corporate performance scorecard, which for 2025 was achieved at 180.89% of target. Twenty (20) percent of a named executive officer’s annual incentive award is based on individual performance. Based on the assessment of the Board, the individual performance of the named executive officers yielded between 80% and 200% of target for that portion of the award. For Mr. Abraham’s annual incentive award, eighty (80) percent is based on the result of the Small Business Capital (SBC) scorecard, which for 2025 achieved 113.80% of target; and twenty (20) percent is based on Mr. Abraham’s individual performance (which was awarded at 173% for that portion). See “Short-Term Incentives” in this CD&A for details.
•
Long-Term Incentives: For 2025, the annual awards under our long-term incentive program (“LTIP”) were generally granted using a mix of 50% performance shares and 50% time-based restricted shares, with target award opportunities based on a percentage of base salary. Mr. Abraham’s 2025 LTIP award is 100% time-based. See “Long-Term Incentives” in this CD&A for details. In addition, due to our performance, the named executive officers earned 138.27% of their target performance shares for the 2023-2025 performance cycle.

As the Company continues to grow profitably and strategically, the Compensation Committee will review and adjust the design of the executive compensation program to ensure it remains aligned with our business objectives, talent strategy and market practices.

Byline Bancorp, Inc. 2026 Proxy Statement 47

Executive Compensation

WHAT GUIDES OUR PROGRAM

Executive Compensation Philosophy & Objectives

To accomplish our business and growth objectives, we must be able to attract and retain talented executives whose skills and experience enable them to contribute to our long-term success. To that end, the philosophy and principal objectives of our executive compensation programs are to attract, fairly compensate, appropriately incentivize, and retain superior executive talent in a manner that aligns their long-term interests with those of our stockholders. Our compensation philosophy, policy and program supports, reinforces, and aligns our values, business strategy, operational, and financial needs with the goals of profitability and growth, while operating in a safe and prudent manner.

We operate a compensation philosophy based on key principles that guide the development of our compensation programs, practices, and policies. These key principles include, but are not limited to, the following:

1.
Align compensation programs, practices, policies and decisions with stockholder and other stakeholder interests.
2.
Reinforce a business-oriented culture that rewards executives for results consistent with:
a.
High ethical standards
b.
Appropriate risk-taking
c.
Respect for all employees
d.
Performance against business goals and objectives

Our executive compensation program is designed to be:

•
Competitively Positioned: The successful operation of the Bank requires an experienced and talented senior management team. To hire and retain the required level of talent, the Bank’s executive compensation program must be competitive with respect to both total compensation and each individual compensation component.
•
Performance-Driven and Stockholder-Aligned: The compensation program should encourage and reward excellent performance from the senior management team. The Bank will develop a market-competitive total compensation package that drives the achievement of key business objectives, is aligned with the institution’s overall performance, and is tied to the attainment of individual and corporate performance objectives. The compensation program will maintain the appropriate balance between base compensation and short- and long-term incentive opportunities. Compensation levels are linked to the long-term performance and sustainability of the Company and the Bank.
•
Responsibly Governed: Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making. Controls are in place for the proper administration and oversight of the compensation programs. Employees should balance potential outcomes with appropriate risk-taking. The Company expects employees to act in a manner consistent with the highest ethical standards. Results obtained through deceptive tactics or inconsistent with our values and culture are not rewarded. We have incorporated this thinking into our compensation programs, practices, and policies. These include but are not limited to clawbacks (i.e., the recoupment of past incentive compensation due to an accounting restatement or a significant legal or compliance violation or violation of corporate policies committed by an employee), discretionary downward adjustments to incentive compensation, employment decisions, and disciplinary actions.

The Decision-Making Process

The Role of the Compensation Committee. The Compensation Committee sets and administers the policies that govern our executive compensation programs and is responsible for discharging the Board’s responsibilities relating to compensation of our executive officers and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the NYSE as they apply to members of compensation committees.

The Role of Management. Our Chief Executive Officer, President, and Chief Human Resources Officer, working with internal resources as well as with our Compensation Committee’s compensation consultant, review our

48 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

executive compensation program on an annual basis and make recommendations as to the type and amount of compensation based on the review of peer group and other market data, individual performance and other factors. Our Chief Executive Officer and President make recommendations to our Compensation Committee regarding the compensation of our executives other than themselves based on these same factors. The Chief Executive Officer and President do not participate in or make recommendations with respect to their own compensation and are not present during such discussions or determinations. The Compensation Committee oversees the Board’s review of the performance of the Chief Executive Officer and receives input from the Chief Executive Officer on the President’s performance and recommended compensation. As with the reviews of all other NEOs, these reviews are based on the individual’s performance and contribution toward our performance during the year. Based on the review, the Compensation Committee determines, in its sole discretion, whether to make adjustments to the base salary, annual cash incentive, equity award amounts or other compensation for the Chief Executive Officer and President.

The Role of the Independent Compensation Consultant. In 2025, the Compensation Committee retained Pearl Meyer primarily to assist the Compensation Committee in determining and structuring executive compensation and to assess the market competitiveness of the Company’s executive compensation program. The Compensation Committee has annually engaged Pearl Meyer for these and related services since 2014. With respect to any advice provided to the Committee by Pearl Meyer, the Compensation Committee received a letter from Pearl Meyer addressing factors relevant to SEC and NYSE rules regarding independence and conflicts of interest. After considering the information provided by Pearl Meyer and other factors, no conflicts of interest with respect to Pearl Meyer were identified by the Compensation Committee, and the Compensation Committee concluded that Pearl Meyer was an independent consultant.

Compensation Benchmarking and Decisions

The Compensation Committee’s objective is to set a competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies. For purposes of benchmarking 2025 compensation levels, in conjunction with the recommendation of Pearl Meyer, the Compensation Committee considered publicly available data for a group of peer companies listed below along with industry-specific survey data where appropriate. Selection criteria used to establish the competitive market for the NEOs, generally include:

•
Industry: Commercial banks and savings banks/thrifts listed on a national exchange and located in the contiguous U.S.
•
Size: Banks with assets ranging from approximately 0.5x — 2.5x our asset size (~$8 billion — $24 billion).
•
Loan Mix: Banks with a minimum of 40% of their loan portfolio in commercial business.
•
Asset Growth: Banks with a minimum of 5% asset growth on a three-year annualized basis.
•
Additional refinement: Excluded banks due to acquisition/merger activity, business model, etc.

Byline Bancorp, Inc. 2026 Proxy Statement 49

Executive Compensation

Based on the analysis, a peer group of 23 companies used in benchmarking the 2025 executive compensation included the following:

1st Source Corporation	Peoples Bancorp Inc.
Amerant Bancorp Inc.	Provident Financial Services, Inc.
BancFirst Corporation	QCR Holdings, Inc.
Brookline Bancorp, Inc,	Sandy Spring Bancorp, Inc.
Eagle Bancorp, Inc.	Seacoast Banking Corporation of Florida
Enterprise Financial Services Corp	ServisFirst Bancshares, Inc.
FB Financial Corporation	Stock Yards Bancorp, Inc.
First Busey Corporation	TowneBank
First Financial Bancorp	TriCo Bancshares
First Merchants Corporation	Univest Financial Corporation
National Bank Holdings Corporation	Veritex Holdings, Inc.
Nicolet Bankshares, Inc.

50 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

Executive Compensation Program in Detail

Elements of Pay: Total Direct Compensation

To support our philosophy and achieve our objectives, the Compensation Committee analyzes each of the following elements of compensation against comparative market data and generally seeks to position each element around the market median, while differentiating individual compensation based on experience, role, position, individual performance, and other factors.

Pay Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain critical executive talent.
Short-Term Incentives	Cash (Variable)	Tie a significant portion of our executives’ cash compensation opportunities to the attainment of performance goals we believe will help achieve short- and long-term business objectives.
Long-Term Incentives	Equity (Variable)	Provide incentives for executive officers to execute on longer-term financial goals that drive the creation of stockholder value and support the Company’s leadership retention objectives.

Pay Mix

The charts below show the target annual total direct compensation of our CEO and our other NEOs for fiscal year 2025. These charts illustrate that a majority of NEO total direct compensation is variable (approximately 70% for our CEO and an average of 54% for our other NEOs).

CEO
30.30%
42.42%
27.27%
Base
Short Term Incentives
Long Term Incentives

Non-CEO NEOs

(average)

45.51%
28.60%
25.89%
Base
Short Term Incentives
Long Term Incentives

Base Salary

Each named executive officer’s base salary is a fixed component of compensation for each year for performing specific job duties and functions. In making base salary decisions, the Compensation Committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The Compensation Committee considers several factors such as competitive market data, individual performance, experience, tenure, internal equity, and employee potential.

Byline Bancorp, Inc. 2026 Proxy Statement 51

Executive Compensation

After its annual review, the Committee determined to better align pay to market and recognize performance by providing base salary increases. Annual base salary rates for 2025 were as follows:

Named Executive Officer	2025 Base Salary	2024 Base Salary	% Increase

Roberto R. Herencia	$942,450	$915,000	3.0%
Alberto J. Paracchini	$665,000	$640,000	3.9%
Thomas J. Bell III	$525,000	$475,000	10.5%
Thomas S. Abraham	$470,000	$460,000	2.2%
Brogan M. Ptacin	$400,000	$380,000	5.3%

Short-Term Incentive

Our named executive officers participate in Byline’s Executive Incentive Plan, which was adopted in 2014 and is an annual incentive plan under which earned awards are determined following the end of each year based on corporate goals and individual performance during the year. The annual incentive plan is designed to focus attention on those performance measures that help to achieve the Company’s operating efficiencies and financial results.

Target Award Opportunities. Actual award payouts depend on the achievement of pre-determined corporate performance goals and individual performance. Awards can range from 0% to 200% of target award amounts. The Compensation Committee also has the discretion to adjust awards in light of credit quality, regulatory compliance and financial results deemed relevant.

Target annual award opportunities are expressed as a percentage of base salary and were established based on each NEO’s level of responsibility and their ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. Target annual award opportunities for 2025 were as follows:

Named Executive Officer	Target Award Opportunity (as a % of base salary)	Corporate Goal Weighting	Individual Performance Weighting

Roberto R. Herencia	90%	80%	20%
Alberto J. Paracchini	70%	80%	20%
Thomas J. Bell III	60%	80%	20%
Thomas S. Abraham(1)	45%	80%	20%
Brogan M. Ptacin	45%	80%	20%

(1)
For Mr. Abraham, his target is based 80% on the performance of the Small Business Capital business unit scorecard.

2025 Corporate Performance Measures

Eighty (80) percent of a named executive officer’s annual incentive award is based on achievement against our corporate performance scorecard, except for Mr. Abraham for whom 80% of the annual incentive award is based on the Small Business Capital business unit scorecard. Corporate performance targets are set based on our approved annual corporate plan, which represents our expectations for the year, and are assessed against the scorecard at the end of the fiscal year. The 2025 scorecard, including metric weightings, performance targets, and actual results, is outlined below.

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Executive Compensation

2025 Corporate Scorecard — Executive Incentive Plan (EIP)

			2025 Performance Targets			2025 Performance

Dollars in thousands		Weight	Threshold	Target	Maximum	Actual	Score

1)	Asset Quality NPAs / Assets(1)	12.50%	1.10%	0.66%	0.52%	0.77%	10.89%
	Net Charge Offs / Average Loans and Leases	12.50%	0.65%	0.45%	0.35%	0.39%	20.00%
2)	Profitability Adjusted Pre-Tax, Pre-Provision Net Income	50.00%	$160,000	$194,613	$198,000	$215,893	100.00%
	Adjusted Efficiency Ratio	25.00%	56.00%	52.78%	51.00%	50.37%	50.00%
	Total	100.00%					180.89%

(1)
Non-Performing Assets include the SEC reported Non-Performing Assets.

2025 Small Business Capital (SBC) Scorecard — STI Objectives

			2025 Performance Targets			2025 Performance

Dollars in thousands		Weight	Threshold	Target	Maximum	Actual	Score

1)	SBC Pre-Provision Net Direct Contribution	30.00%	$31,307	$34,437	$37,881	$36,146	37.44%
2)	SBC Gross Government Guaranteed Production (Commitments)(1)	10.00%	$425,000	$500,000	$575,000	$434,549	5.64%
3)	SBC Net Charge Offs / Average Loans and Leases	25.00%	2.54%	2.23%	1.87%	2.04%	31.50%
4)	SBC NPAs / Assets(2)	25.00%	5.90%	5.00%	3.75%	5.42%	19.22%
5)	Byline Bancorp Adjusted Pre-Tax, Pre-Provision Net Income(3)	10.00%	$160,000	$194,613	$196,307	$215,893	20.00%
	Total	100.00%					113.80%

(1)
Government guaranteed loans include SBA 7a, USDA, SBA Capline and SBA Express.
(2)
Non-Performing Assets include the SEC reported Non-Performing Assets.
(3)
Byline Bancorp Adjusted Pre-Tax, Pre-Provision Net Income will be based on the Corporate Scorecard Proration for Adjusted Pre-Tax, Pre-Provision Net Income.

2025 Small Business Capital (SBC) Scorecard — LTI Objectives

			2025 Performance Targets			2025 Performance

Dollars in thousands		Weight	Threshold	Target	Maximum	Actual	Score

1)	Byline Bancorp Adjusted Pre-Tax, Pre-Provision Net Income (1)	33.33%	$160,000	$194,613	$196,307	$215,893	66.67%
2)	SBC Pre-Provision Net Direct Contribution	33.33%	$31,307	$34,437	$37,881	$36,146	41.60%
3)	SBC NPAs / Assets(2)	33.34%	5.90%	5.00%	3.75%	5.42%	25.62%
	Total	100.00%					133.89%

(1)
Byline Bancorp Adjusted Pre-Tax, Pre-Provision Net Income will be based on the Corporate Scorecard Proration for Adjusted Pre-Tax, Pre-Provision Net Income.
(2)
Non-Performing Assets include the SEC reported Non-Performing Assets.

Byline Bancorp, Inc. 2026 Proxy Statement 53

Executive Compensation

Individual and Divisional Performance Measures

Twenty (20) percent of a named executive officer’s annual incentive award is based on individual performance. In evaluating our NEOs’ contributions during 2025, the Compensation Committee considered each named executive officer’s specific contribution to the Company’s performance and key strategic initiatives in addition to achievement of specific business unit goals to determine the individual portion of the award. The individual performance/division performance is evaluated looking at the following areas of focus:

— Individual contribution toward the Company’s performance and strategic priorities

— Performance against specific business unit goals and objectives

— Leadership in driving our employee engagement, talent management, and development initiatives

Mr. Herencia’s payout on his individual performance was based on his significant progress in advancing the Bank’s strategic priorities and his contributions to the overall business performance for the year. Key accomplishments include:

•
Led the company to achieve record revenues and top-quartile performance in profitability and efficiency ratios, strengthening the company’s competitive position and enhancing stockholder value
•
Grew customer relationships, achieved balanced growth, maintained profitability and continued to deliver value for our stockholders
•
Continued focus on talent development, succession planning, and additional best employer accolades from reputable institutions
•
Continued to develop relationships with analysts, investors and employees

Mr. Paracchini’s payout on his individual performance results was based on the following key accomplishments:

•
Delivered top-quartile profitability and efficiency performance relative to the our peer group, reflecting strong financial performance
•
Successfully closed the First Security Bancorp, Inc. transaction and completed systems conversion and full integration within a single quarter, demonstrating disciplined execution of a major strategic initiative
•
Completed important upgrades to the online and mobile banking platforms, enhancing the customer experience and supporting our digital strategy
•
Advanced the Company's readiness for crossing the $10 billion asset threshold
•
Maintained strong profitability and capital levels, returned $42 million to stockholders, and increased tangible book value per share by approximately 17%, demonstrating continued focus on stockholder value creation
•
Maintained transparent and proactive communication with analysts, investors, and employees, supporting stakeholder confidence and organizational alignment

Mr. Bell’s payout on his individual performance results was based on the following key accomplishments:

•
Exceeded 2025 earnings expectations by $9.4 million (8%); $14.4 million (11%) on an adjusted basis
•
Delivered seven strategic initiatives in 2025, including launch of a digital banking platform and the acquisition and integration of First Security Bancorp, Inc
•
Led the secondary offering to sell the second‑largest shareholder’s 9.9% ownership stake
•
Issued $75 million of subordinated debt via private placement at 6.875% (SOFR + 322), reducing spread by 266 basis points

Mr. Abraham’s payout on his individual performance results was based on his leadership of the Small Business Capital group and the following key accomplishments:

•
Grew pre-provision net direct contribution by 6.7% year-over-year, while balancing growth and profitability objectives
•
Continued to strengthen underwriting rigor, expanded origination capabilities, and made improvements to the operating model

54 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

•
Implemented new technology, process improvements, and organizational structure enhancements to gain efficiencies and optimize workflows

Mr. Ptacin’s payout on his individual performance results was based on his leadership of the commercial banking group and the following key accomplishments:

•
Drove strong commercial banking performance with 11% year-over-year loan growth, 22% increase in pre-provision net direct contribution year-over-year, and exceeded targeted objectives while maintaining strong credit quality and expanding core deposit relationships
•
Successfully launched the commercial payments vertical and onboarded several key customers
•
Strengthened the commercial banking division through targeted talent development and retention initiatives, resulting in improved team capabilities and continuity in client relationships

2025 Short-Term Incentive Award Payouts

The Chairman and CEO’s annual incentive award payout was determined by the Board. For the President, the Compensation Committee approved the Chairman and CEO’s recommendations with respect to the annual incentive award payouts. For each of the other NEOs, the Compensation Committee approved the CEO’s and President’s recommendations with respect to the annual incentive award payouts. The following table presents each named executive officer’s annual incentive opportunity, percentage of goal achievement and award payout under the Executive Incentive Plan. Executives must be employed on the date of payment in order to receive payment of an earned award.

Named Executive Officer	2025 Target (% of Salary)	2025 Target ($)	Corporate Performance Results (%)	Individual Performance Results (%)	2025 Actual ($)	2025 Actual (% of Salary)

Roberto R. Herencia	90%	$848,205	180.89%	200%	$1,567,483	166%
Alberto J. Paracchini	70%	$465,500	180.89%	80%	$748,524	113%
Thomas J. Bell III	60%	$315,000	180.89%	110%	$525,420	100%
Thomas S. Abraham	45%	$211,500	113.80%	173%	$265,644	57%
Brogan M. Ptacin	45%	$180,000	180.89%	100%	$296,640	74%

Long-Term Incentive

The named executive officers participate in a Long-Term Incentive Program (“LTIP”) that provides a variable pay opportunity through a combination of performance shares and restricted shares. The program is designed to reinforce the long-term alignment of the Company’s executives with the interests of our stockholders. Performance shares are intended to strengthen our pay-for-performance philosophy while time-vested restricted shares are granted to promote share ownership and executive retention. Below is a summary of the LTIP awards granted in February 2025:

Byline Bancorp, Inc. 2026 Proxy Statement 55

Executive Compensation

Award Type	Weighting	Design At-a-Glance
Performance Shares	50%

Performance shares align executive pay with achievement of performance metrics that are the most impactful to stockholders. Vesting is dependent on the achievement of specified goals and is measured at the end of a three-year performance period.

The 2025 performance shares are measured by Core Return on Assets (ROA) per S&P Global, and Relative Total Shareholder Return (rTSR) as of the last day of the Performance Period, with each measure equally weighted. The results are compared to the KBW Regional Bank Index (KRX), with the peer group defined at the end of the 3 years. Threshold, target, and superior performance levels are set at the 25th, 50th and 75th percentiles of the KBW Regional Bank Index (KRX), respectively.

Our named executive officers may earn 50% of their target opportunity for threshold-level performance, 100% of their target opportunity at target performance, and up to 150% of their target opportunity for superior-level performance for each metric. Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid with respect to a particular performance metric if actual results are below threshold. If the rTSR is negative, no payout above target is earned on that metric.

Time-Based Restricted Shares	50%

Time-based restricted shares vest equally over three years on the anniversary date of the grant. Awards vest automatically upon 1) death, 2) termination of employment due to disability and 3) termination following a change-in-control.

All awards under the LTIP are granted through the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan. The amount of LTIP granted reflects both the target award opportunity for each NEO and the overall performance result.

The following table presents information with respect to the amount of the annual long-term incentive awards made to each named executive officer in 2026. In accordance with SEC disclosure rules, these awards will be reported in the 2027 proxy statement.

Named Executive Officer	Target Award Level (% of base salary)	Actual Award Level (% of base salary)	Performance Shares(1) ($)	Restricted Shares(1) ($)	Total Award Value ($)

Roberto R. Herencia	140%	210%	989,560	989,593	1,979,153
Alberto J. Paracchini	80%	80%	266,001	266,001	532,002
Thomas J. Bell III	70%	70%	183,739	183,772	367,511
Thomas S. Abraham(2)	50%	67%	N/A	314,650	314,650
Brogan M. Ptacin	40%	40%	80,009	80,009	160,018

(1)
Award amounts were determined based on individual performance or divisional performance in the case of Mr. Abraham.
(2)
For Mr. Abraham, this award is based on the Small Business Capital Long-term Incentive Scorecard and was made entirely in the form of time-based restricted shares.

Performance Shares Earned and Vested In 2025 (1/1/2023-12/31/2025). In 2023, the named executive officers at that time were granted their target performance shares with vesting based on Core Return on Assets (ROA) per S&P Global, and Relative Total Shareholder Return (rTSR) as of the last day of the Performance Period, with each measure equally weighted. The results are compared to the KBW Regional Bank Index (KRX), with the peer group

56 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

defined at the end of the three years. Threshold, target, and superior performance levels are set at the 25th, 50th and 75th percentiles of the KBW Regional Bank Index (KRX), respectively.

Our named executive officers may earn 50% of their target opportunity for threshold-level performance, 100% of their target opportunity at target performance, and up to 150% of their target opportunity for superior-level performance for each metric. Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid with respect to a particular performance metric if actual results are below threshold. If the rTSR is negative, no payout above target is earned on that metric. The performance shares granted for the 2023-2025 performance period achieved performance between the 50th and 75th percentile, which resulted in a 138.27% payout based on the results below, and vested on February 22, 2026:

Policy Regarding the Timing of Option Awards. We are providing the following disclosure regarding the timing of stock option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. While we do not have a formal written policy in place with regard to the timing of awards of stock options in relation to the disclosure by the Company of material nonpublic information, the Compensation Committee does not seek to time equity awards to take advantage of information, either positive or negative, about Byline that has not been publicly disclosed. We have not granted stock options under our equity compensation plans since 2015, prior to our IPO, and stock options are not currently a component of our long-term compensation strategy. We did not grant any stock options to our executive officers, including NEOs, during 2025. We have not timed the disclosure of material nonpublic information to affect the value of executive compensation.

OTHER COMPENSATION PRACTICES, POLICIES & GUIDELINES

Executive Stock Ownership and Retention Policy

In an effort to align the financial interests of our executive officers with those of our stockholders and to promote our long-term business objectives, executive officers are subject to certain stock ownership and retention requirements pursuant to the policy established by our Board and administered by the Compensation Committee.

Under these ownership guidelines, our executive officers are expected to accumulate shares of our common stock to meet the applicable ownership level within five years of their election or appointment. It is expected that they will acquire the required ownership level by retaining ownership of their equity compensation from the Company. Until the required level is achieved, the individual must retain at least 50% of his or her vested full value shares received as equity compensation.

Under the guidelines, our executives are expected to own the following minimum number of shares of our common stock:

Position	Aggregate Values of Shares Owned
Executive Chairman and CEO	5x Base Salary
President	3x Base Salary
Other Executive Officers	1x Base Salary

Byline Bancorp, Inc. 2026 Proxy Statement 57

Executive Compensation

Compensation Clawback Policy

We have a clawback policy that provides that, in the event of a restatement of our financial statements due to the material non-compliance of the Company with any applicable financial reporting requirement under the securities laws, our named executive officers and certain other covered employees will be required to forfeit or reimburse the Company for certain incentive-based compensation paid to such employee. The policy also provides for Compensation Committee discretion to recoup certain compensation awards in the event it finds that any such employee has committed a significant legal or compliance violation in connection with the officer’s employment, including fraud, material misconduct, and/or a violation of our corporate policies or Code of Ethics. The Company’s Compensation Clawback Policy was updated in 2023 to comply with the requirements of the NYSE and the SEC and has been filed as an exhibit to the Company’s 2025 Annual Report on Form 10-K filed with the SEC on February 27, 2026.

Hedging and Pledging Policy

Consistent with our Board’s belief that significant stock ownership by directors and executive officers strengthens the alignment of their interests with our stockholders and promotes our long-term business objectives, we do not permit our directors and executive officers to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledge arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our stock.

A copy of the hedging and pledging policy is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.

Employment Agreements

Our use of employment agreements is limited to only a select number of our Executive Officers. We currently have agreements with our Chief Executive Officer (Mr. Herencia), President (Mr. Paracchini), Chief Financial Officer (Mr. Bell), and our President of Small Business Capital (Mr. Abraham). Each agreement generally describes the position and duties of each NEO, provides for a specified term of employment, describes base salary, bonus opportunity and other benefits and perquisites to which the executive officer is entitled, if any, sets forth the duties and obligations of each party in the event of a termination of employment prior to expiration of the employment term, and provides us with a measure of protection by obligating the NEO to abide by the terms of restrictive covenants during the terms of his employment and thereafter for a specified period of time.

Our obligation to pay any severance under each of the employment agreements is conditioned on the execution by the NEO of a general release and waiver of any and all claims with respect to their employment with the Company.

The terms of these agreements were negotiated and determined with consideration of the best interests of the Company and our stockholders. In attracting and securing a talented team of executive officers, we believe we have positioned the Company to successfully execute our growth strategy and vision.

Severance and Change in Control

Mr. Ptacin has a change in control agreement that outlines the terms of his change in control severance. We believe these arrangements are consistent with peer practices and provide an appropriate level of compensation to our executive officers if their employment is terminated as a result of a change in control.

Executive Perquisites and Other Benefits

We have a limited number of perquisites offered to NEOs. These include automobile allowances, club dues, and additional executive life and disability insurance policies for select NEOs. Other life insurance premiums paid for the benefit of each of our named executive officers are consistent with company policy for other Byline employees.

58 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

The NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our NEOs, with various retirement benefits. Our retirement plans are designed to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our retirement plans is to attract and retain qualified employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

The Bank has adopted and established a Death Benefit Only Plan in order to provide certain participating employees, including each of the NEOs with a death benefit of $200,000 to their named beneficiaries in the event of an employee’s death, while employed by the Bank. The Bank is both the named fiduciary and plan administrator of the Plan.

Compensation Risk Management

Our compensation plans are evaluated annually by our risk management professionals and our Compensation Committee, as part of its effort to ensure our compensation plans do not encourage imprudent risk taking. We employ a variety of performance metrics to deter excessive risk-taking by not including any incentive focused on a single performance goal. We have incorporated appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance, or leading indicators of future financial results.

Impact of Tax and Accounting

We regularly consider the various tax and accounting implications of our compensation plans. The Compensation Committee believes that the potential deductibility and the accounting treatment of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration. While the Compensation Committee may consider potential deductibility and financial accounting implications when designing our compensation programs, the Compensation Committee’s primary focus in its compensation decisions will remain our business objectives, and the Compensation Committee will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible or to be subject to any particular accounting treatment.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Byline’s management and the Board’s outside compensation consultant. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2025 Annual Report on Form 10-K and the Company’s 2026 proxy statement.

Compensation Committee

Antonio del Valle Perochena (Chair)
Phillip R. Cabrera
Steven P. Kent

Byline Bancorp, Inc. 2026 Proxy Statement 59

Executive Compensation

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid or awarded to or earned by the NEOs for fiscal years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-equity Incentive Compensation Plan(4)	All Other Compensation(5)	Total

Roberto R. Herencia	2025	$937,222		$1,992,463	$1,567,483	$40,453	$4,537,621
Executive Chairman and	2024	$907,308		$1,036,650	$1,003,026	$42,985	$2,989,969
Chief Executive Officer	2023	$866,923		$897,663	$844,760	$51,521	$2,660,867
Alberto J. Paracchini	2025	$660,246		$475,124	$748,524	$39,868	$1,923,762
President	2024	$635,192		$421,514	$457,455	$33,941	$1,548,102
	2023	$615,000		$408,945	$445,309	$28,769	$1,498,024
Thomas J. Bell III	2025	$515,436		$305,608	$525,420	$20,490	$1,366,954
Chief Financial Officer	2024	$463,462		$264,122	$289,896	$20,290	$1,037,770
Treasurer	2023	$404,500		$211,577	$206,695	$19,690	$842,462
Thomas S. Abraham	2025	$468,128		$157,646	$265,644	$24,620	$916,038
President, Byline Small	2024	$456,308		$222,752	$111,950	$20,599	$811,609
Business Capital	2023	$445,154	$50,732	$279,933	$130,203	$79,248	$985,271
Brogan M. Ptacin	2025	$396,205		$150,457	$296,640	$45,746	$889,048
Head of Commercial Banking	2024	$377,019		$142,773	$193,170	$42,066	$755,028
	2023	$361,673		$139,859	$154,081	$40,227	$695,841

(1)
The amounts set forth in the “Salary” column reflect base salary earned in each fiscal year including amounts deferred under the Defined Contribution Plan.
(2)
The amount set forth in the “Bonus” column reflect a discretionary bonus for plan year 2023.
(3)
The amounts set forth in the “Stock Awards” column represent the grant date fair value of the stock awards determined in accordance with FASB ASC Topic 718 that were awarded in 2023, 2024, and 2025. Assumptions used in the calculation of the grant date fair value are included in Note 18, regarding the Company’s audited financial statements for each year shown included in the Company’s Annual Reports on Form 10-K filed with the SEC. For these awards, 50% of the shares are subject to time vesting, equally over three years from the grant date; the remaining 50% are performance-based, based on the achievement of performance goals over a three-year period beginning January 1 of the year granted. Any earned performance shares vest in full on the third anniversary of the grant date. For Mr. Abraham, the shares are subject to time vesting, equally over three years from the grant date.

Values disclosed for 2025 reflect a target level of performance with respect to the performance-based portion of the restricted stock awards as follows: Mr. Herencia — $985,961; Mr. Paracchini — $235,113; Mr. Bell — $151,229; Mr. Ptacin — $74,453.

Assuming the highest level of performance for the performance-based portion of the restricted stock granted in 2025, the value of such awards would be as follows: Mr. Herencia — $1,478,941; Mr. Paracchini — $352,669; Mr. Bell — $226,843; Mr. Ptacin — $111,680.

(4)
The amounts set forth in the “Non-equity Incentive Compensation Plan” column reflect annual cash incentives earned pursuant to the Byline Executive Incentive Compensation Plan, including amounts deferred at the election of the named executive under the Defined Contribution Plan.

60 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

(5)
The items comprising “All Other Compensation” for 2025 are as follows:

Name	Perquisites and Other Benefits(a)	Contributions to Defined Contribution Plans(b)	Insurance Premiums(c)	Total

Roberto R. Herencia	$23,938	$14,000	$2,515	$40,453
Alberto J. Paracchini	$24,899	$14,000	$969	$39,868
Thomas J. Bell III	$900	$14,000	$5,590	$20,490
Thomas S. Abraham	$9,900	$8,016	$6,704	$24,620
Brogan M. Ptacin	$31,746	$14,000	—	$45,746

(a)
Includes auto allowance for Messrs. Herencia, Abraham, and Ptacin as well as club dues for Messrs. Herencia, Paracchini, and Ptacin and cell phone credits/reimbursements for all.
(b)
Reflects company contributions under the Byline Bancorp, Inc. 401(k) Plan consistent with company policy for all Byline employees.
(c)
Reflects premiums paid by the Bank for additional executive life insurance policies for Messrs. Herencia, Paracchini and Bell and disability insurance for Mr. Abraham.

Grants of Plan-Based Awards

The following table provides information on incentive compensation and equity awards to our named executive officers during 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Performance Share Equity Incentive Plan Awards(2)

Name	Grant Date	Non-equity incentive threshold ($)	Non-equity incentive target ($)	Non-equity incentive Maximum ($)	Equity incentive Threshold (#)	Equity incentive target shares (#)	Equity Incentive Maximum (#)	All Other Stock Awards: Number of shares (#)(3)	Grant Date Fair Value of Stock Award ($)(4)

Roberto R. Herencia	2/22/2025	593,744	848,205	1,696,410	17,408	34,815	52,223	34,815	1,992,463
Alberto J. Paracchini	2/22/2025	325,850	465,500	931,000	4,151	8,302	12,453	8,302	475,124
Thomas J. Bell III	2/22/2025	220,500	315,000	630,000	2,670	5,340	8,010	5,340	305,608
Thomas S. Abraham	2/22/2025	148,050	211,500	423,000	N/A	N/A	N/A	5,453	157,646
Brogan M. Ptacin	2/22/2025	126,000	180,000	360,000	1,315	2,629	3,944	2,629	150,457

(1)
The amounts set forth in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum payouts for performance for the cash awards under the Executive Incentive Plan. At threshold, payments are based on the company performance portion of the scorecard assuming individual performance. The maximum payout is 200% of the participant’s incentive target for the Plan year. Mr. Abraham’s award reflects the threshold, target, and maximum payouts for performance for the cash awards under the Small Business Capital Incentive Plan.
(2)
The amounts set forth in the “Estimated Future Payouts Under Performance Share Equity Incentive Plan Awards” columns reflect the number of shares earned based on Byline’s Core Return on Assets (ROA) per S&P Global, and Relative Total Stockholder Return (rTSR) at the end of the Performance Period. The Performance Period is January 1, 2025, thru December 31, 2027, weighted equally each year (33.33%). Under the award, 50% of the shares will be earned at threshold and 25th percentile performance, 100% will be earned at target and 50th percentile performance, and 150% of the shares will be earned at 75th percentile performance. Performance between threshold and target, and between target and maximum, will be awarded using straight line interpolation.
(3)
The amounts set forth in the “All Other Stock Awards: Number of Shares “column reflect the number of time-based restricted shares granted in 2025 that vest in equal annual increments (33.33%) over three-years subject to continued employment.
(4)
The amounts set forth in the “Grant Date Fair Value of Stock Awards” column reflect the value of the restricted share awards granted in 2025. This value represents the sum of the performance share awards at target multiplied by the grant date fair value of $28.32 and the time-based restricted share awards multiplied by the closing price of our common stock on the grant date of $28.91 per share.

Byline Bancorp, Inc. 2026 Proxy Statement 61

Executive Compensation

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2025 each of our named executive officers held outstanding equity-based awards of the Company as listed in the table below.

	Option Awards			Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Option Exercise Price	Option Expiration Date(2)	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Roberto R. Herencia					2/22/2023	5,981	$174,346
					2/22/2023			24,809	$723,182
					2/22/2024	16,758	$488,496
					2/22/2024			37,706	$1,099,130
					2/22/2025	34,815	$1,014,857
					2/22/2025			34,815	$1,014,857
Alberto J. Paracchini					2/22/2023	2,724	$79,405
					2/22/2023			11,303	$329,482
					2/22/2024	6,814	$198,628
					2/22/2024			15,332	$446,928
					2/22/2025	8,302	$242,003
					2/22/2025			8,302	$242,003
Thomas J. Bell III					2/22/2023	1,409	$41,072
					2/22/2023			5,849	$170,498
					2/22/2024	4,270	$124,471
					2/22/2024			9,607	$280,044
					2/22/2025	5,340	$155,661
					2/22/2025			5,340	$155,661
Thomas S. Abraham					2/22/2023	3,758	$109,546
					2/22/2024	7,051	$205,537
					2/22/2025	5,453	$158,955
Brogan M. Ptacin	5/31/2018	9,450	$12.70	12/20/2026
					2/22/2023	932	$27,168
					2/22/2023			3,866	$112,694
					2/22/2024	2,308	$67,278
					2/22/2024			5,194	$151,405
					2/22/2025	2,629	$76,635
					2/22/2025			2,629	$76,635

(1)
The options granted to Mr. Ptacin were originally granted under the First Evanston Bancorp, Inc. Stock Incentive Plan and were assumed and converted into options to purchase Byline common stock in connection with Byline’s acquisition of First Evanston Bancorp, Inc. in 2018.
(2)
The options may expire earlier than the expiration date listed in the case of termination of employment, a participant’s breach of their Agreement to Protect Company Interests or a change in control.
(3)
The share awards are subject to time vesting. The awards vest equally over three years from the grant date, subject to continued employment.
(4)
The share awards are performance-based. The awards are based on the achievement of performance goals over a three-year period beginning January 1 of the year granted. Any earned performance shares vest in full on the third anniversary of the grant date. The number of shares reported is based on performance through December 31, 2025. Under SEC rules, if performance was exceeding target, then the number of shares reported is to be based on achieving maximum performance. The awards granted in 2023, note achieved performance (138.27% of target). The awards granted in 2024 and 2025 note maximum (150% of target) and target (100% of target) performance, respectively.
(5)
Values are based on Byline’s closing stock price on December 31, 2025, $29.15.

62 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

Options Exercised and Stock Vested

The following table provides information concerning the exercise of options and vesting of stock awards with respect to each named executive officer during 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)

Roberto R. Herencia	214,494	$3,075,844	38,195	$1,104,217
Alberto J. Paracchini			18,674	$539,865
Thomas J. Bell III	43,497	$623,747	6,156	$177,970
Thomas S. Abraham			9,509	$274,905
Brogan M. Ptacin	11,812	$206,129	6,640	$191,962

(1)
Computed by determining the difference between the market value per share of our common stock on date of exercise and the exercise price.
(2)
Includes Performance Shares granted on February 22, 2022, that vested on the third anniversary of the grant date (Performance Period: January 1, 2022 — December 31, 2024). Values based on share price on date vested of $28.91.

Employment Agreements with Named Executive Officers

We have entered into employment agreements with each of Mr. Herencia, Mr. Paracchini, Mr. Bell, and Mr. Abraham (“Employment Agreements”) as follows:

Named Executive Officer	Entity who entered into the Agreement	Effective Date of the Agreement	Initial Term	Extensions	Renewals	Position	Reporting to
Roberto R. Herencia	Byline Bancorp and Byline Bank	02/12/2021	3 years	Automatic 1-year extension unless notification is provided	Renewed in February of 2025	Executive Chairman and Chief Executive Officer	Board of Directors
Alberto J. Paracchini	Byline Bank	01/21/2016	3 years	Automatic 1-year extension unless notification is provided	Renewed in January of 2025	President of Byline Bancorp, President & CEO of Byline Bank	Board of Directors(1)
Thomas J. Bell III	Byline Bank	04/05/2023	3 years	Automatic 1-year extension unless notification is provided	Renewed in April 2026	Chief Financial Officer and Treasurer	CEO of Byline Bancorp
Thomas S. Abraham	Byline Bank	12/16/2019	3-year anniversary from acceptance of Agreement	Automatic 1-year extension unless notification is provided	Renewed in December of 2025	President of the Small Business Capital	CEO of Byline Bancorp

(1)
Currently reporting to Executive Chairman and CEO of Byline Bancorp.

Byline Bancorp, Inc. 2026 Proxy Statement 63

Executive Compensation

Material terms of the Employment Agreements include:

Named Executive Officer	Annual Base Salary(1)	Participation in Executive Incentive Plan (“EIP”)	EIP Annual Bonus Opportunity(2)	Participation in Long Term Incentive program (“LTIP”)(2)

Roberto R. Herencia	$825,000	Yes	75% of annual base salary	Yes
Alberto J. Paracchini	$350,000	Yes	up to 75% of annual base salary	Yes
Thomas J. Bell III	$415,000	Yes	45% of annual base salary	Yes
Thomas S. Abraham	$400,000	Yes	30% of annual base salary	Yes

(1)
The amount of Base Salary is reviewed by the Compensation Committee at least annually and reflects base salary as of the initial terms in the employment agreement.
(2)
Reflects EIP Annual Bonus Opportunity as indicated in the employment agreement, however targets are periodically reviewed and approved by the Board (or a committee thereof).

Employment Agreements also include the following severance benefits that are, in each case, subject to signing a release; and are in addition to (i) all accrued benefits, as defined in the applicable employments agreements, that each such NEO may be entitled to, such as unpaid base salary, unused paid time-off, unreimbursed business expenses, and other benefits under applicable employee benefit programs, and (ii) any vesting or other treatment of outstanding equity awards upon termination, which are governed by the terms of the applicable award agreement.

Named Executive Officer	Termination due to Death or Disability(1)	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”(3) following a “change in control”(4)	Payment for “special change in control”(5)
Roberto R. Herencia

(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); (2) a pro rata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount of $750,000, which may be in the form of a life insurance policy, at the discretion of Byline

(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount to be paid in cash over 24 months following termination equal to the sum of (i) 2.0 times the sum of annual base salary and the target EIP amount(6) and (ii) the Applicable COBRA Amount(7)

			(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount equal to the sum of (i) 2.99 times the sum of annual base salary and the target EIP amount(6) and (ii) the Applicable COBRA Amount(7)	N/A
Alberto J. Paracchini

(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); (2) a pro rata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount equal to 200% of base salary (but not to exceed $750,000) that may be provided through the purchase of a life insurance policy

(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 18 months following termination equal to 1.5 times the sum of (i) annual base salary and (ii) COBRA Benefits(8)

(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount equal to 1.5 times the sum of (i) annual base salary and (ii) the higher of the two immediately preceding completed fiscal years’ bonuses and (c) the COBRA Benefits(8)

(1) an amount in cash equal to (i) 1.5 times the sum of (a) annual base salary and (b) the higher of the two immediately preceding completed fiscal years’ earned bonuses, plus (ii) a Pro Rata Bonus determined based on actual performance achieved through the date of the special change in control

Thomas J. Bell III	(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 12 months	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash equal to 2.0 times the sum of (i)	N/A

64 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

Named Executive Officer	Termination due to Death or Disability(1)	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”(3) following a “change in control”(4)	Payment for “special change in control”(5)

(“Unpaid EIP”); (2) a pro rata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount equal to 200% of base salary (but not to exceed $750,000) that may be provided through the purchase of a life insurance policy

		following termination equal to 1.0 times the sum of (i) annual base salary, and (ii) COBRA Benefits(8)	annual base salary, (ii) the higher of the two immediately preceding completed fiscal years’ earned bonuses, and (c) the COBRA Benefits(8)
Thomas S. Abraham

(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); and (2) a pro rata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”)

(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 12 months following termination equal to 1.0 times the sum of (i) annual base salary, and (ii) COBRA Benefits(8)

(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash equal to 1.0 times the sum of (i) annual base salary, (ii) the higher of the two immediately preceding completed fiscal years’ earned cash bonuses and (iii) the COBRA Benefits(8)

N/A

(1)
“Death and Disability” as defined in the Employment Agreements.
(2)
“Cause” generally means: (1) willful and continued failure to substantially perform duties; (2) willfully engaging in illegal conduct, an act of dishonesty or gross misconduct related to the performance of your duties and responsibilities; (3) being charged with a crime involving moral turpitude, dishonesty, fraud, theft or financial impropriety; (4) willful violation of a material requirement of any applicable code of ethics or standards of conduct of Byline or Byline Bank, or violation of a fiduciary duty; or (5) a breach of the Agreement Protecting Company Interests.
(3)
“Good Reason” generally means (1) any material reduction in base salary; (2) any material adverse change in title, position, authority, reporting relationships or duties; (3) any requirement that the executive relocate his principal place of employment to a location in excess of 50 miles (or 35 miles with respect to Mr. Paracchini) from his current principal work location; or (4) solely with respect to Messrs. Herencia and Paracchini, the failure to be nominated to, or the removal from, the Board of Directors of Byline or Byline Bank.
(4)
“Change in Control” as defined under the Employment Agreements. Payments related to a “Change in Control” apply to a qualifying termination within two years (for Mr. Herencia, Mr. Paracchini and Mr. Bell) or one year (for Mr. Abraham).
(5)
“Special Change in Control” as defined in Mr. Paracchini’s Employment Agreement in which Mr. Paracchini’s employment does not terminate.
(6)
As in effect for any termination prior to February 12, 2023. With respect to a termination of employment occurring after such date, the target EIP amount will be the higher of the two immediately preceding fiscal years earned bonuses.
(7)
“Applicable COBRA Amount” means 18 times the monthly COBRA premium applicable to the NEO to continue health, dental and vision care benefits in effect as of the date of termination.
(8)
“COBRA Benefits” means the excess of the applicable COBRA premiums for health, dental and vision benefits on the date of termination (provided that the executive elects COBRA continuation coverage) over the amount of health, dental and vision premiums charged to active employees of Byline for like coverage on the date of termination.

As a condition to their respective employment agreements, each of the Named Executive Officers entered into an Agreement Protecting Company Interests with Byline and Byline Bank. The Agreement Protecting Company Interests contains (1) a confidentiality provision regarding the use and disclosure of confidential information during and after the term of employment, (2) a customer and employee non solicit during employment and for eighteen (18) months following termination of employment (for Mr. Herencia and Mr. Paracchini) and for twelve (12) months (for Mr. Abraham and Mr. Bell), and (3) assignment of inventions and non-disparagement provisions.

Change in Control Severance Agreement with Mr. Ptacin

Also in connection with our acquisition of First Evanston Bancorp, Inc. in 2018, we entered into an agreement with Mr. Ptacin pursuant to which we agreed to pay him severance of $500,000 in the event his employment is terminated by the Bank without cause (as defined in the agreement) or if Mr. Ptacin resigns for Good Reason (as defined in the agreement) at any time on or within one year after a Change in Control (as defined in the agreement) (the “Change in Control Severance Benefit”). Payment of the Change in Control Severance Benefit to Mr. Ptacin is subject to compliance by him with certain provisions of the agreement, including certain confidentiality

Byline Bancorp, Inc. 2026 Proxy Statement 65

Executive Compensation

and restrictive covenant obligations, delivery of an executed general release of claims, and his resignation from all positions with the Bank and its affiliates, and is payable in substantially equal payments over a period of 12 months following his termination. To the extent Mr. Ptacin is otherwise entitled to any cash severance payments or severance benefits (other than retention bonuses) pursuant to any other agreement, plan or arrangement with or maintained by us, he will only be entitled to the Change in Control Severance Benefit in lieu of any such other severance payments or benefits.

Potential Payments upon Termination or Change in Control

The following table sets forth information concerning potential payments and benefits under our compensation programs and benefit plans, including the individual employment agreements, to which the NEOs would be entitled upon various termination scenarios if such termination occurred as of December 31, 2025.

The amounts shown in the table reflect compensation in addition to what the NEO would have earned or been entitled to had the described event not occurred, and as such do not include payments and benefits to the extent they already would have been earned or accrued but not paid, such as unpaid salary, accrued and unused vacation benefits and other benefits provided on a non-discriminatory basis to salaried employees generally upon termination of employment. For purposes of estimating the value of accelerated vesting of equity awards, we have assumed a price per share of our common stock of $29.15 based on the closing price of our common stock on December 31, 2025 (the last trading day of the year).

Termination Events	Name	Cash Severance Payments(1)	COBRA Continuation(2)	Accelerated Vesting of Equity Awards(3)	Total Payments

Termination without “cause”	Roberto R. Herencia	$4,739,157	$30,669		$4,769,826
and not due to disability or	Alberto J. Paracchini	$1,463,000	$72,362		$1,535,362
executive resigns for “good reason”	Thomas J. Bell III	$840,000	$48,649		$888,649
	Thomas S. Abraham	$681,500	$27,580		$709,080
	Brogan M. Ptacin	$500,000			$500,000
Termination without “cause”	Roberto R. Herencia	$6,665,178	$30,669	$4,514,868	$11,210,715
and not due to disability or	Alberto J. Paracchini	$2,149,183	$72,362	$1,538,449	$3,759,994
executive resigns for “good reason”	Thomas J. Bell III	$1,944,792	$97,298	$927,407	$2,969,497
following a “change in control”	Thomas S. Abraham	$862,435	$27,580	$474,038	$1,364,053
	Brogan M. Ptacin	$500,000		$511,815	$1,011,815
Payment for “special	Roberto R. Herencia				N/A
change in control”	Alberto J. Paracchini	$1,683,683			$1,683,683
	Thomas J. Bell III				N/A
	Thomas S. Abraham				N/A
	Brogan M. Ptacin				N/A
Termination due to	Roberto R. Herencia(4)	$1,798,205		$4,514,868	$6,313,073
Death or Disability	Alberto J. Paracchini(4)	$1,415,500		$1,538,449	$2,953,949
	Thomas J. Bell III(4)	$1,265,000		$927,407	$2,192,407
	Thomas S. Abraham(4)	$411,500		$474,038	$885,538
	Brogan M. Ptacin(4)	$200,000		$511,815	$711,815

(1)
The amounts set forth in the “Cash Severance Payments” column reflect the sum of cash payments to be made pursuant to each named executive officer’s employment agreement.
(2)
The amounts noted in the “COBRA continuation” column account for employee and employer paid premiums on medical, dental, and vision coverage in an amount as determined under the applicable employment agreement, plus a 2% administrative fee.
(3)
The amounts noted in the “Accelerated Vesting of Equity Awards” column reflects the accelerated vesting of unvested restricted shares as noted in the Outstanding Equity at Fiscal Year-end table. Awards granted in 2023, note achieved performance (138.27% of target). The awards granted in 2024 and 2025 note maximum (150% of target) and target (100% of target) performance, respectively.
(4)
The named executive officers are participants in a Defined Benefit Only Bank Owned Life Insurance plan that pays a death benefit of $200,000 to their beneficiaries in the event of death while an employee of the company. Should death occur outside of being a Byline employee the entire death benefit is payable to Byline.

66 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

2025 CEO Pay Ratio

Pursuant to the SEC’s pay ratio disclosure rule, we are providing information about the relationship of the annual total compensation of Mr. Roberto R. Herencia, our Executive Chairman and Chief Executive Officer, to the total compensation of our median employee. To determine the median employee, a list of all active full- and part-time employees as of December 31, 2025, excluding the Executive Chairman/CEO, was prepared with the corresponding annual total W-2 compensation as reflected in our payroll records. A total of 1,027 employees were included. Compensation was annualized for any individual not employed for the full calendar year of 2025. Annual W-2 compensation was ranked from lowest to highest, and the median employee was selected from the list.

Mr. Herencia had 2025 total compensation of $4,537,621 as reflected in the 2025 Summary Compensation Table included in this Proxy Statement. The median employee annual total compensation for 2025, using the same methodology, was $82,340. As a result, the CEO pay ratio is 55:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

Pay versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosures regarding the relationship between compensation of our named executive officers and certain measure of Company financial performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its executive compensation decisions for any of the years shown.

The Pay versus Performance table below shows the compensation of our CEO and the average compensation of the non-CEO named executive officers (“Non-CEO NEOs”) as previously reported in our Summary Compensation Table, as well as their “compensation actually paid” (or “CAP”) as calculated pursuant to SEC rules, and certain measures of financial performance for the 2021, 2022, 2023, 2024 and 2025 fiscal years.

	Summary Compensation Table Total for	Summary Compensation Table Total for	Compensation Actually Paid to	Compensation Actually Paid to	Average Summary Compensation Table Total for	Average Compensation Actually Paid to	Value of Initial Fixed $100 Invested on 12/31/2020:		Byline Net Income(5)	Adjusted Pre-Tax Pre- Provision

Year	CEO Roberto Herencia(1) $	CEO Alberto Paracchini(1) $	CEO Roberto Herencia(2) $	CEO Alberto Paracchini(2) $	Non-CEO NEOs(1) $	Non-CEO NEOs(2) $	Byline (TSR)(3) $	Peer Group (TSR)(4) $	(in millions) $	Net Income(6) $

2025	4,537,621	0	4,763,590	0	1,273,951	1,305,344	203.28	131.08	130.1	215.9
2024	2,989,969	0	4,033,733	0	1,038,128	1,265,732	199.26	126.87	120.8	188.9
2023	2,660,867	0	2,949,771	0	1,005,399	1,124,837	159.48	115.77	107.9	189.0
2022	2,264,159	0	1,873,780	0	817,971	635,855	152.87	120.60	88.0	139.5
2021	3,849,983	1,520,807	4,807,889	1,956,677	749,555	948,065	179.30	133.19	92.8	141.6

(1)
Mr. Alberto Paracchini served as the CEO and President until January 31, 2021. Mr. Roberto R. Herencia currently serves as Byline’s Executive Chairman and CEO (as of February 2021). Mr. Paracchini became a Non-CEO NEO for the 2022 — 2025 reported fiscal years covered in the table. Ms. Lindsay Corby was a Non-CEO NEO for 2021 — 2022. Mr. Thomas Abraham was a Non-CEO NEO for 2021 — 2025. Mr. Brogan Ptacin was a Non-CEO NEO for 2022 — 2025. Mr. Thomas Bell, III, was a Non-CEO NEO for 2022 — 2025. The dollar amounts reported are total compensation in the Summary Compensation Table for the CEO and the average for Non-CEO NEOs for each reported fiscal year.
(2)
The dollar amounts reported represent “Compensation Actually Paid”, as calculated in accordance with SEC rules (SCT Total Compensation minus SCT Stock Based Awards and Option Awards Columns).
(3)
Reflects the cumulative total shareholder return for Byline for the period beginning December 31, 2020.
(4)
Reflects the cumulative total shareholder return of the KBW Nasdaq Regional Banking Index (KRX). This is the peer group used by Byline for purposes of Item 201(e) of Regulation S-K under the Exchange Act in our Annual Report on Form 10-K for the year ended December 31, 2025.
(5)
Net Income as reported in our audited financial statements for the applicable year.
(6)
Adjusted Pre-Tax, Pre-Provision Net Income is a non-GAAP measure. See “GAAP Reconciliation and Management Explanation of non-GAAP Financial Measures” in our 10-K filings for a reconciliation of this measure.

Byline Bancorp, Inc. 2026 Proxy Statement 67

Executive Compensation

Calculation of Compensation Actually Paid (CAP)

To calculate the amounts in the “Compensation Actually Paid” (CAP) to our CEOs and Non-CEO NEOs in the table above according to SEC reporting rules, the following adjustments were made to Total Compensation as reported in the Summary Compensation Table (SCT) for each covered year.

	2025		2024		2023		2022		2021

	Roberto Herencia $	Average Non-CEO NEOs $	Roberto Herencia $	Average Non-CEO NEOs $	Roberto Herencia $	Average Non-CEO NEOs $	Roberto Herencia $	Average Non-CEO NEOs $	Roberto Herencia $	Alberto Paracchini $	Average Non-CEO NEOs $
Total Compensation from Summary Compensation Table	4,537,621	1,273,951	2,989,969	1,038,128	2,660,867	1,005,399	2,264,159	817,971	3,849,983	1,520,807	749,555
Amount deducted for aggregate change in actuarial present value from SCT	—	—	—	—	—	—	—	—	—	—	—
Amount deducted for grant date values in the SCT	(1,992,463)	(272,209)	(1,036,650)	(262,790)	(897,663)	(260,079)	(701,274)	(198,176)	(2,062,509)	(369,037)	(153,624)
Amount added for current year service cost	—	—	—	—	—	—	—	—	—	—	—
Amount added for prior service cost impacting current year	—	—	—	—	—	—	—	—	—	—	—
Amount added for year-end fair value of unvested awards granted in the current year and dividends accrued	2,187,690	295,755	1,697,062	416,435	965,617	271,650	604,286	130,953	2,013,601	525,645	218,816
Amount added for year-over-year difference of year-end fair values for unvested awards granted in prior years and dividends accrued	30,344	7,733	408,211	99,867	177,832	86,858	(146,694)	(38,349)	—	256,578	107,866
Amount added for fair values at vest date for awards granted and vested in current year and dividends paid	—	—	—	—	—	—	—	—	1,006,814	—	—
Amount added for difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years and dividends paid	397	114	(24,859)	(25,908)	43,118	21,008	(146,698)	(4,166)	—	22,685	25,451
Amount deducted for forfeitures during current year equal to prior year-end fair value	—	—	—	—	—	—	—	(72,379)	—		—
Amount added for dividends or dividend equivalents not otherwise included	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments	225,969	31,393	1,043,764	227,604	288,904	119,437	(390,379)	(182,116)	957,906	435,870	198,510
Compensation Actually Paid (as calculated)	4,763,590	1,305,344	4,033,733	1,265,732	2,949,771	1,124,837	1,873,780	635,855	4,807,889	1,956,677	948,065

As required by SEC rules, the following is a tabular list of financial performance measures we used to link “compensation actually paid” for our NEOs’ to the Company’s 2025 performance. The measures in this table are not ranked; however, the Company-Selected Measure is denoted with an asterisk.

List of Performance Measures
Adjusted Pre-Tax, Pre-Provision Net Income*
Core ROA
Total Shareholder Return (TSR)
Adjusted Efficiency Ratio
NPAs / Assets
Net Charge Offs / Average Loans and Leases

The following graphs, for the past three years, present the relationship between “compensation actually paid” (as defined by SEC rule and shown above) for the CEO and, on average, for our other Non-CEO NEOs, for the following:

•
The Company’s cumulative TSR and the Peer Group’s cumulative TSR;
•
The Company’s Net Income; and
•
The Company Selected Measure, which for Byline is Adjusted Pre-Tax, Pre-Provision Net Income.

Compensation Actually Paid versus TSR

The below table (i) compares our TSR to that of the KBW KRX index and (ii) shows the CEO Compensation Actually Paid and Average Non-CEO NEO Compensation Actually Paid relative to the KBW Nasdaq KRX index and our TSR.

68 Byline Bancorp, Inc. 2026 Proxy Statement

Executive Compensation

Compensation Actually Paid versus Byline’s Net Income

The below table shows the CEO Compensation Actually Paid and Average Non-CEO NEO Compensation Actually Paid relative to our Net Income.

Byline Bancorp, Inc. 2026 Proxy Statement 69

Executive Compensation

Compensation Actually Paid versus Adjusted Pre-Tax, Pre-Provision Net Income

The below table shows the CEO Compensation Actually Paid and Average Non-CEO NEO Compensation Actually Paid relative to Byline’s company selected metric—Adjusted Pre-Tax, Pre-Provision Net Income.

70 Byline Bancorp, Inc. 2026 Proxy Statement

Certain Relationships and Related Transactions

The Company or one of its subsidiaries may occasionally enter into transactions with certain “related persons”. Related persons include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions”.

Related Party Transaction Policy

Our Board of Directors has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy provides that related party transactions are reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination by our Audit Committee that a transaction requires review under the policy, the material facts related to the transaction are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.

Certain decisions and transactions are not subject to the related party transaction approval policy, including: (i) decisions on compensation or benefits relating to directors or executive officers and (ii) indebtedness to our banking subsidiaries in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features.

A copy of the related party transaction policy is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.

Related Party Transactions

In the ordinary course of our business, we have engaged and expect to continue engaging through our bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. Any such loan was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time such loan was made as loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features to us.

Foreign National Commitments

Certain of our stockholders are foreign nationals, and we and certain of these foreign national stockholders have entered into commitments with the Federal Reserve that restrict our ability to engage in certain business transactions without the consent of the Federal Reserve. In particular, subject to certain limited exceptions, we are not permitted to engage in or be a party to any business transaction or relationship with a company that is controlled by these foreign national stockholders or by their immediate families. In addition, Byline Bank is not permitted to engage in or be a party to any extension of credit, as defined in the Federal Reserve’s Regulation O, to these foreign national stockholders, their immediate families or any company controlled by these foreign national stockholders. Byline Bank is also not permitted to engage in or be a party to any covered transaction, as defined in the Federal Reserve Act and the Federal Reserve’s Regulation W, with any company that is controlled by these foreign national stockholders.

Byline Bancorp, Inc. 2026 Proxy Statement 71

Stockholder Proposals

The matters to be considered and brought before any annual or special meetings of the Company’s stockholders shall be limited to only those matters as shall be brought properly before such meeting in compliance with the procedures set forth in the Company’s By-laws. For proposals to be brought by a Company stockholder and voted upon at an annual meeting, including with respect to the nomination of a director, the stockholder must deliver written notice of the proposal to the Company’s General Counsel & Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting for the preceding year. However, if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends within 60 days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the stockholder’s notice shall be given in the manner provided in the Company’s By-laws by the later of the close of business on (1) the date 90 days prior to such Other Meeting Date or (2) the 10th day following the date such Other Meeting Date is first publicly announced or disclosed. In the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by Byline at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Company’s General Counsel & Corporate Secretary not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board is publicly announced or disclosed. The stockholder’s notice to the General Counsel & Corporate Secretary must include, among other things set forth in the Company’s By-laws: (a) a brief description and the text of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the number of shares of the Company’s common stock or other equity or debt securities beneficially owned by such stockholder on the date of such stockholder’s notice; and (d) any financial or other interest of such stockholder in the proposal. Stockholders should refer to the full text of our advance notice provisions contained in Section 1.12 of our Amended and Restated By-Laws. In addition, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees also must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Written notice of stockholder proposals to be brought at the Company’s 2027 Annual Meeting of Stockholders in accordance with the above procedures must be delivered to the Company’s General Counsel & Corporate Secretary no earlier than February 2, 2027, and no later than March 4, 2027, unless an Other Meeting Date occurs with respect to the 2027 Annual Meeting, in which case the notice delivery requirements will be as set forth above with respect to meetings with Other Meeting Dates.

In lieu of the foregoing notice procedures, stockholders seeking to submit a proposal for inclusion in our proxy statement for the 2027 Annual Meeting must follow the procedures and meet the other requirements outlined in Rule 14a-8 of the Exchange Act, and we must receive such proposal at our principal executive offices on or before December 21, 2026.

In addition, under the SEC’s universal proxy rules, a stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting must provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act no later than April 3, 2027. The notice requirements under the SEC’s universal proxy rules are in addition to the applicable advance notice requirements under the Company’s by-laws as described above.

Any proposals, notices or nominations must be sent to the Office of the General Counsel & Corporate Secretary, Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. A copy of our By-laws is available upon written request to the General Counsel & Corporate Secretary at the address noted above. Additionally, a copy of our By-laws, which we included as an exhibit to our Form S-1 filed with the SEC on June 19, 2017, can be accessed through the SEC’s website at www.sec.gov.

72 Byline Bancorp, Inc. 2026 Proxy Statement

Delivery of Documents to Stockholders Sharing an Address

The SEC’s proxy rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement and annual report with separate proxy cards to those stockholders. This method of delivery, often referred to as “householding,” reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. We are not householding materials for our registered stockholders in connection with the Annual Meeting; however, we understand that certain intermediaries will household our proxy materials.

If a brokerage, bank or other nominee holds your shares, this means that only one Proxy Statement and annual report will be delivered to multiple stockholders sharing an address. Any stockholder residing at such an address who would like to receive an individual copy of the materials, or who is receiving multiple copies of our Proxy Statement and Annual Report and would prefer to receive a single copy in the future, may contact Broadridge, Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (866) 540-7095. Be sure to include your name, the name of your brokerage firm and your account number.

Other Matters

Upon receipt of a written request addressed to our General Counsel & Corporate Secretary at Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 from any person solicited herein, we will provide, at no cost, a copy of our 2025 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

Roberto R. Herencia
Executive Chairman of the Board
and Chief Executive Officer

April 20, 2026

Byline Bancorp, Inc. 2026 Proxy Statement 73

Annex 1: 2026 Omnibus Incentive Compensation Plan

Byline Bancorp, Inc.

2026 Omnibus INCENTIVE COMPENSATION PLAN

i

Byline Bancorp, Inc.
2026 Omnibus INCENTIVE COMPENSATION PLAN

ARTICLE I

GENERAL

1.1 Purpose

The purpose of the Byline Bancorp, Inc. 2026 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”) is to help the Company (as hereinafter defined): (1) attract, retain and motivate officers, key employees (including prospective employees), Non-Employee Directors and consultants; (2) align the interests of such persons with Byline’s stockholders; and (3) promote ownership of Byline’s equity.

1.2 Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1 “Award” means an award made pursuant to the Plan.

1.2.2 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing, and acceptance thereof, will be deemed to include an electronic writing, and acceptance thereof, to the extent permitted by applicable law.

1.2.3 “Board” means the Board of Directors of Byline.

1.2.4 “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.5 “Byline” means Byline Bancorp, Inc., a Delaware corporation.

1.2.6 “Cause” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Cause,” “Cause” as defined in that agreement or (b) with respect to any other Grantee (other than a Non-Employee Director), the occurrence of any of the following: (i) the Grantee’s willful and continued failure to perform substantially his or her duties (after written notice and a reasonable period to cure); (ii) the Grantee’s willfully engaging in illegal conduct, an act of dishonesty or gross misconduct related to the performance of the Grantee’s duties and responsibilities; (iii) the Grantee being charged with a crime involving moral turpitude, dishonesty, fraud, theft or financial impropriety; (iv) the Grantee’s willful violation of a material requirement of any code of ethics or standards of conduct of the Company applicable to the Grantee (after written notice and a reasonable period to cure, if curable) or the Grantee’s violation of his or her fiduciary duty to the Company; or (v) a breach of the Agreement Protecting Company Interests.

1.2.7 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.8 “Change in Control” means, except as expressly defined in an Award Agreement, the first to occur of:

(a)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (ii) a corporation owned directly or indirectly by the stockholders of Byline in substantially the same proportions as their ownership of stock of Byline, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Byline representing more than 50% of both (x) the total voting power of the then outstanding shares of capital stock of Byline entitled to vote generally in the election of directors (the “Voting Stock”) and (y) the fair market value of the outstanding shares of capital stock of Byline (“Economic Stock”);
(b)
Consummation of a reorganization, merger or consolidation, or the sale or other disposition of all or substantially all of the assets of Byline (in each such case, a “Business Combination”), unless all or substantially all of the individuals and entities who were the beneficial owners, respectively, of both the Voting Stock and the Economic Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of either (x) the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination or (y) the total fair market value represented by all the voting and nonvoting equity securities of the corporation resulting from the Business Combination (in each such case including, without limitation, an entity which as a result of the Business Combination owns Byline or all or substantially all of Byline’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination, of the Voting Stock and Economic Stock (combined) of Byline; or
(c)
The stockholders of Byline approve a plan of complete liquidation or dissolution of Byline.

1.2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.10 “Committee” means the committee appointed by the Board to administer the Plan pursuant to Section 1.3.1, and, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Exchange Act, shall be a committee or subcommittee of the Board composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

1.2.11 “Common Stock” means the common stock of Byline, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.12 “Company” means Byline and any Subsidiary, and any successor entity thereto.

1.2.13 “Consent” has the meaning set forth in Section 3.3.2.

1.2.14 “Consultant” means any individual (other than a non-employee Director) who provides bona fide consulting or advisory services to the Company that (a) are not in connection with the offer and sale of Byline’s securities in a capital raising transaction, (b) do not directly or indirectly promote or maintain a market for Byline’s securities, and (c) are provided by a natural person who has contracted directly with the Company to render such services.

1.2.15 “Designated Person” has the meaning set forth in Section 1.3.4.

1.2.16 “Director” means a member of the Board.

1.2.17 “Economic Stock” has the meaning provided in the definition of Change in Control.

1.2.18 “Effective Date” has the meaning set forth in Section 3.24.

1.2.19 “Employee” means a regular, active employee and/or a prospective employee of the Company, but not including a Non-Employee Director.

1.2.20 “Employment” means a Grantee’s (other than a Non-Employee Director) performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.

1.2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.22 “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.23 “Good Reason” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Good Reason,” “Good Reason” as defined in that agreement or (b) with respect to any other Grantee (other than a Non-Employee Director), the occurrence of any of the following in the absence of the Grantee’s written consent: (i) any material reduction in the Grantee’s base salary; (ii) any material adverse change by the Company in the Grantee’s title, position, authority or reporting relationships with the Company; or (iii) the Company’s requirement that the Grantee relocate his or her principal place of employment to a location in excess of fifty (50) miles from the Grantee’s principal work location in effect immediately before a Change in Control; provided, “Good Reason” shall not exist unless and until the Grantee provides the Company with written notice of the acts alleged to constitute Good Reason within ninety (90) days of the initial occurrence of such event, and the Company fails to cure such acts within thirty (30) days of receipt of such notice. The Grantee must terminate his or her employment within one-hundred and twenty (120) days following the initial occurrence of such event for the termination to be on account of Good Reason.

1.2.24 “Grantee” means an Employee, Non-Employee Director or Consultant who receives an Award.

1.2.25 “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

1.2.26 “Non-Employee Director” means non-employee Directors and non-employee directors of Byline’s Subsidiaries.

1.2.27 “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.1.

1.2.28 “Performance-Based Awards” means certain Other Stock-Based or Cash-Based Awards granted pursuant to Section 2.8.2.

1.2.29 “Performance Criteria” has the meaning set forth in Section 2.8.2.

1.2.30 “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may or may not be based on Performance Criteria.

1.2.31 “Plan” has the meaning set forth in Section 1.1.

1.2.32 “Plan Action” has the meaning set forth in Section 3.3.1.

1.2.33 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.34 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.35 “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.36 “Shares” means shares of Common Stock.

1.2.37 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Byline, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.

1.2.38 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Byline and of any Subsidiary or parent corporation of Byline.

1.2.39 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.2.40 “Voting Stock” has the meaning provided in the definition of Change in Control.

1.3 Administration

1.3.1 The Committee will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)
exercise all of the powers granted to it, and make all determinations, under the Plan;
(b)
construe, interpret and implement and correct any defect, supply any omission and reconcile any inconsistency the Plan and all Award Agreements and determine disputed facts related thereto; provided that, with respect to all claims or disputes arising out of any determination of the Committee that materially adversely affects a Participant’s Award, (i) the affected Participant shall file a written claim with the Committee for review, explaining the reasons for such claim, and (ii) the Committee’s decision must be written and must explain the decision;
(c)
prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d)
grant, or recommend to the Board for approval to grant, Awards and determine the terms of such Awards;
(e)
amend the Plan or any outstanding Award Agreement in any respect including, without limitation, to;
(1)
accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, subject to Section 3.15 (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(2)
accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(3)
waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; or
(4)
reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and
(f)
determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.15,

(1)
Awards may be;

(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B) exercised; or

(C) canceled, forfeited or suspended,

(2)
Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,
(3)
Awards may be settled by Byline, any of its Subsidiaries or affiliates or any of their designees; and
(4)
the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset, subject to Sections 2.3.6 and 2.4.5.

1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be entitled to the maximum deference permitted by law and will be final, binding and conclusive and non-reviewable and non-appealable and may be entered as a final judgment in any court having jurisdiction. The Committee may delegate (either generally or specifically) the powers, authorities and discretions conferred on it under this Section 1.3.2 as it deems appropriate in its sole discretion in accordance with applicable law. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4 No member of the Board or Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Designated Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Designated Person will be indemnified and held harmless by the Company against and from:

(a)
any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Designated Person in connection with or resulting from any action, suit or proceeding to which such Designated Person may be a party or in which such Designated Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and
(b)
any and all amounts paid by such Designated Person, with the Company’s approval, in settlement thereof, or paid by such Designated Person in satisfaction of any judgment in any such action, suit or proceeding against such Designated Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Designated Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Designated Person giving rise to the indemnification claim resulted from such Designated Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Designated Persons may be entitled under Byline’s Amended and Restated Bylaws, pursuant to any individual indemnification agreements between such Designated Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

1.4 Persons Eligible for Awards

Awards under the Plan may be made to Employees, Non-Employee Directors and Consultants.

1.5 Types of Awards Under the Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)
stock options,
(b)
stock appreciation rights,
(c)
restricted Shares,
(d)
restricted stock units,
(e)
dividend equivalent rights and
(f)
other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6 Shares of Common Stock Available for Awards

1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 1,700,000 (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of Shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of Shares available for grant under the Plan, subject to applicable stock exchange requirements. With respect to Awards of stock-settled share appreciation rights, the Share Limit will be reduced by the full number of Shares underlying the exercised portion of such Award (rather than only the Shares actually delivered upon exercise). Notwithstanding anything to the contrary contained herein, the Share Limit shall be reduced by one (1) Share for every Share subject to an award granted under the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan after April 8, 2026 and prior to the Effective Date.

1.6.2 Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted Shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option, to satisfy any tax withholding obligation with respect to an Award, or covered by a stock appreciation right (to the extent that it is settled in Shares) will not again be available for Awards.

1.6.3 Adjustments. The Committee will:

(a)
adjust the number of Shares, and the type of property or securities, authorized pursuant to Section 1.6.1,
(b)
adjust the number of Shares, and the type of property or securities, set forth in Section 2.3.2 that can be issued through Incentive Stock Options; and
(c)
adjust any other terms of the Plan and the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as the Committee deems appropriate (including, without limitation, by payment of cash or other property or securities) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock or other property or securities other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A.

1.7 Limits on Compensation to Non-Employee Directors

Aggregate Awards to any one Non-Employee Director in respect of any fiscal year, solely with respect to his or her service as a Director, may not exceed $2,000,000 based on the aggregate value of cash Awards and Fair Market Value of stock-based Awards, in each case, determined as of the date of grant.

ARTICLE II

AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate, including any additional contractual terms, other than the terms of the Award, that the Committee or the Company determines that a Grantee must accept as a condition of receiving an Award. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.15, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Byline with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3 or the terms of the Award, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3 Options

2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2 Incentive Stock Options. At the time of grant, the Committee will determine:

(a)
whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option; and
(b)
the number of Shares subject to such Incentive Stock Option; provided, however, that
(1)
the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any fiscal year (under all such plans of Byline and of any Subsidiary or parent corporation of Byline) may not exceed $100,000; and

(2)
no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than 1,700,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan may be issued through Incentive Stock Options.

2.3.3 Exercise Price. The exercise price per Share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options.

2.3.4 Term of Stock Option. In no event will any stock option be exercisable after the expiration of ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) from the date on which the stock option is granted.

2.3.5 Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)
personal check,
(b)
Shares, based on the Fair Market Value as of the exercise date,
(c)
any other form of consideration approved by the Company and permitted by applicable law, and
(d)
any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

2.3.6 No Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Byline’s stockholders. Byline will not grant any stock options with automatic reload features.

2.4 Stock Appreciation Rights

2.4.1 Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2 Exercise Price. The exercise price per Share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock appreciation rights.

2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of ten (10) years from the date on which the stock appreciation right is granted.

2.4.4 Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a)
the excess of:
(1)
the Fair Market Value of the Common Stock on the date of exercise over
(2)
the exercise price of such stock appreciation right

multiplied by

(b)
the number of stock appreciation rights exercised, will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements.

2.4.5 No Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Byline’s stockholders. Byline will not grant any stock appreciation rights with automatic reload features.

2.5 Restricted Shares

2.5.1 Grants. The Committee may grant or offer for sale restricted Shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such Shares, the Grantee will have the rights of a stockholder with respect to the restricted Shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted Shares will be issued a Certificate in respect of such Shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such Shares. If the restricted Shares are registered in book-entry form, the restrictions will be placed on the book-entry registration. In the event that a Certificate is issued in respect of restricted Shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.

2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted Shares will, during the period of restriction, be the beneficial and record owner of such restricted Shares and will have full voting rights with respect thereto. During the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted Share will be retained by the Company and will be paid to the relevant Grantee (without interest) when the Award of restricted Shares vests and will revert back to the Company if for any reason the restricted Share upon which such dividends or other distributions were paid reverts back to the Company (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6.3.

2.6 Restricted Stock Units

2.6.1 The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Byline, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee. Unless otherwise specified in an Award Agreement, in the event that a Non-Employee Director Grantee is removed or terminated as a Director, or otherwise ceases to be a Director, then, subject to and in accordance with the terms of this Plan, each vested restricted stock unit then held by such Non-Employee Director Grantee as of the date of such cessation of services will be settled as of such date.

2.7 Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Byline until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate. No dividend equivalents or dividends may be paid to Grantees under this Plan unless and until the Award to which they relate vests. Such prohibition on the payment of dividend equivalents and dividends on unvested awards is applicable to all types of Awards granted under this Plan.

2.8 Other Stock-Based or Cash-Based Awards

2.8.1 Grant. The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting based fees and the grant or offer for sale of unrestricted Shares, performance share awards, and performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.8.2 Performance-Based Awards. Notwithstanding anything to the contrary herein, Other Stock-Based or Cash-Based Awards may, at the discretion of the Committee, be granted subject to the achievement of performance goals or Performance Criteria for an applicable performance period, as determined by the Committee at the time of grant.

(a)
Performance Criteria. The Performance Criteria shall mean goals based on the achievement of one or more performance criteria or standards (either separately or in combination) with regard to Byline (or a subsidiary, division, other operational unit or administrative department thereof), selected by the Committee in its discretion, including, without limitation, any of the following, which may be determined in accordance with GAAP (as defined below) or on a non-GAAP basis: (1) return measures (including, but not limited to, total shareholder return; return on equity; return on tangible common equity; return on tier 1 common equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital)); (2) revenues (including, but not limited to, total revenue; gross revenue; net revenue; revenue growth; and net sales); (3) income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income after cost of capital; net interest income; non-interest income; fee income; net interest margin; operating income (before or after taxes); pre- or after-tax income or loss; pre- or after-tax operating income; net earnings; net income or loss; operating margin; gross margin; and adjusted net income); (4) expense measures (including, but not limited to, expenses; operating efficiencies; non-interest expense and operating/efficiency ratios; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable)); (5) balance sheet/risk management measures (including, but not limited to, loans; deposits; assets; tangible equity; charge-offs; net charge-offs; non-performing assets or loans; risk-weighted assets; classified assets; criticized assets; allowance for loans and lease losses; loan loss reserves; asset quality levels; year-end cash; investments; interest-sensitivity gap levels;

regulatory compliance; satisfactory internal or external audits; financial ratings; shareholders’ equity; tier 1 capital; and liquidity); (6) cash flow measures (including, but not limited to, cash flow or cash flow per share (before or after dividends); and cash flow return on investment); (7) share price measures (including, but not limited to, share price; appreciation in and/or maintenance of share price; and market capitalization); (8) strategic objectives (including, but not limited to, market share; debt reduction; operating efficiencies; customer satisfaction; customer or household growth; employee satisfaction; research and development achievements; branding; mergers and acquisitions; succession management; people development; management retention; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; and recruiting and maintaining personnel); and (9) other measures (including, but not limited to, financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions).
(b)
Adjustments. The Committee may provide for adjustments, modifications or amendments to any of the Performance Criteria, as the Committee may deem appropriate (including, but not limited to, for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the disposal of a segment of a business, (iii) related to a change in accounting principle under generally accepted accounting principles (“GAAP”), (iv) related to discontinued operations that do not qualify as a segment of business under GAAP or (v) attributable to the business operations of any entity acquired by the Company during the fiscal year).
(c)
Determination of Performance. The Committee will have the sole discretion to determine the extent to which the applicable performance goals or Performance Criteria have been met and ascertain the amount of the applicable Performance-Based Award. The Committee, in its sole discretion, may make adjustments to the amounts payable in respect of the applicable performance goals or Performance Criteria, to the extent consistent with the terms of the applicable Award Agreement. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Grantee at such time as determined by the Committee in its sole discretion.

2.9 Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted Shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted Shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III

MISCELLANEOUS

3.1 Amendment of the Plan

3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of Byline’s stockholders.

3.2 Tax Withholding

Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),

(a)
the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),
(b)
the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or
(c)
the Company may enter into any other suitable arrangements to withhold, in each case in the Company’s discretion, the amounts of such taxes to be withheld based on the individual tax rates applicable to the Grantee.

3.3 Required Consents and Legends

3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.15 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the

Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a)
any and all listings, registrations, qualifications, consents, clearances or approvals in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States or by any governmental or other regulatory body or any self-regulatory agency,
(b)
any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to administer the Plan and Awards, effect tax withholding, administer applicable policies and comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,
(c)
any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4 Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to other employee programs, including tax equalization) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A.

3.5 Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6 Change in Control

3.6.1 In the case of (i) a Grantee other than a Non-Employee Director, if a Grantee’s Employment is terminated by the Company or any successor entity thereto without Cause, or the Grantee resigns his or her Employment for Good Reason, in either case, on or within two (2) years after a Change in Control, (A) each Award granted to such Grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable and (B) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Grantee’s termination of Employment and (ii) a Non-Employee Director Grantee, each Award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a Change in Control, and any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Change in Control. As of the Change in Control date, any outstanding Performance-Based Awards shall be deemed earned at the greater of the target level and the actual performance level at the date of the Change in Control with respect to all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original performance period.

3.6.2 Notwithstanding the foregoing, in the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount of cash or securities equal to their value, where in the case of stock options and stock appreciation rights, the value of such awards, if any, will be equal to their in-the-money spread value (if any), as determined in the sole discretion of the Committee; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment or directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee will determine if Awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

3.7 No Continued Employment or Engagement; Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will (1) confer upon any Grantee any right to continued Employment, or other engagement, with the Company, or to remain in the service of Byline or any of its Subsidiaries as a Non-Employee Director, (2) interfere in any way with or affect the right of the Company to terminate, or alter the terms and conditions of, a Grantee’s Employment, service as a Non-Employee Director or other engagement at any time, or (3) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by Byline’s stockholders.

3.8 Nature of Payments

3.8.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2 All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9 Non-Uniform Determinations

3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment or directorship has been terminated for purposes of the Plan.

3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with law or practices of jurisdictions other than the United States and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (a) establish special rules applicable to Awards to Grantees who are non-United States nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (b) cause Byline to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10 Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11 Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12 Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13 Clawback/Recapture Policy

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14 FDIC Limits on Golden Parachute Payments

Notwithstanding anything to the contrary, the Company will not be required to make any payment or grant any Award under the Plan or any Award Agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act.

3.15 Section 409A

3.15.1 All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.

3.15.2 Without limiting the generality of Section 3.15.1, with respect to any Award made under the Plan that is “deferred compensation” subject to Section 409A, in each case to the extent required to comply with Section 409A:

(a)
any payment due upon a Grantee’s termination of Employment or ceasing to provide services to the Company will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)
any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in ownership” or “change in effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(c)
if the Grantee is a “specified employee” within the meaning of Section 409A, any payment to be made with respect to such Award in connection with the Grantee’s “separation from service” from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(d)
any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e)
with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f)
if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;
(g)
if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and
(h)
for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Byline, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.16 Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF Illinois, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.17 Disputes; Choice of Forum

3.17.1 The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the Cook County, Illinois, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s Employment or continuation of service with the Company or the termination of that Employment or service. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.17.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17.1.

3.17.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.17 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

3.17.3 Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel, or, to the extent there is no individual serving in that role, the Corporate Development Officer, of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

3.17.4 Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, any dispute or controversy or any claim described in Section 3.19. Notwithstanding the foregoing, a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim). In addition, a Grantee may provide information to, file a charge with or participate in an investigation conducted by, any governmental entity, and a Grantee does not need the Company’s permission to do so. Furthermore, a Grantee is not required to notify the Company of a request for information from any governmental entity or of such Grantee’s decision to file a charge with or participate in an investigation conducted by any governmental entity.

3.18 Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.19 Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

3.20 Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.21 No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or non-United States tax treatment or (b) avoid adverse tax treatment under United States or non-United States law, including, without limitation, Section 409A.

3.22 No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Designated Person’s estate and beneficiaries and legatees.

3.23 Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.24 Date of Adoption and Approval of Stockholders

The Plan was adopted by the Board on April 7, 2026 and was approved by Byline’s stockholders on [●], 2026 (the “Effective Date”).

Annex 2: Employee Stock Purchase Plan

Byline Bancorp, Inc.

Employee Stock Purchase Plan

Byline Bancorp, Inc.

Employee Stock Purchase Plan

i

Article VII- Withdrawal		9
7.01.	Effect on Subsequent Participation	9
7.02.	Termination of Employment	9

Article VIII- Stock		10
8.01.	Maximum Shares	10
8.02.	Participant’s Interest in Option Stock	10
8.03.	Registration of Stock	10
8.04.	Dividends	10

Article IX- Administration		11
9.01.	Appointment of Committee	11
9.02.	Authority of Committee	11
9.03.	Rules Governing the Administration of the Committee	11

Article X- Miscellaneous		12
10.01.	Transferability	12
10.02.	Use of Funds	12
10.03.	Adjustment Upon Changes in Capitalization	12
10.04.	Mergers, Liquidations, and Other Company Transactions	12
10.05.	Amendment and Termination	13
10.06.	Compliance with Legal and Exchange Requirements	13
10.07.	Withholding of Taxes	13
10.08.	Effective Date	13
10.09.	No Employment Rights	13
10.10.	Effect of Plan	14
10.11.	Governing Law	14

ii

Byline Bancorp, Inc.

Employee Stock Purchase Plan

ARTICLE I-PURPOSE

1.01. Purpose

The Byline Bancorp, Inc. Employee Stock Purchase Plan is intended to provide a method whereby certain employees of Byline Bancorp, Inc. (the “Company”) and its participating subsidiary corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (“Stock”). It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed so as to extend and limit participation in Offerings a manner consistent with the requirements of Code Section 423. Participating Subsidiaries as of the Effective Date are all subsidiaries organized in the United States.

The Plan is being adopted by the Company in anticipation of the initial public offering of the Company’s Common Stock, and is subject to approval of the Company’s shareholders and the successful completion of the initial public offering. In the event that a new corporation is formed to serve as the issuer of Common Stock pursuant to the initial public offering, this Plan may be adopted by such corporation, with the consent of its shareholders, and such corporation shall be considered the Company for all purposes of the Plan.

ARTICLE II- DEFINITIONS

2.01. Base Pay

“Base Pay” shall mean regular straight-time earnings and overtime, including vacation pay, paid time off and other payments in lieu of such compensation, except as otherwise determined by the Committee. In the case of an employee who is compensated wholly or partially on the basis of commissions, Base Pay shall also include commission payments.

2.02. Committee

“Committee” shall mean the individuals appointed by the Company to administer the Plan as described in Article IX.

2.03. Eligible Employee

“Eligible Employee” means any employee of the Company or a participating Subsidiary whose customary term of employment is for more than 20 hours per week, as determined in accordance with Code Section 423(b)(4)(B).

2.04. Enrollment Period

“Enrollment Period” shall mean with respect to any Offering, the period designated by the Committee prior to such Offering during which Eligible Employees may authorize payroll deductions through a Subscription.

2.05. Offering Commencement Date

“Offering Commencement Date” shall mean and, unless determined otherwise by the Committee, January 1 and July 1 of each year commencing with the first such date that occurs after the Effective Date. Each Eligible Employee who is a Participant as of an Offering Commencement Date for an Offering shall be deemed to be granted an option to participate in the Plan for that Offering in accordance with the terms hereof.

2.06. Offering

“Offering” shall mean the offering of the Company’s Stock. Only Eligible Employees of participating Subsidiaries shall participate in Offerings.

2.07. Offering End Date

“Offering End Date” shall mean, with respect to each Offering, the last day of the sixth month of such Offering. The Committee may establish a different length for individual offerings, provided that the Offering End Date for any Offering may not be more than five years after the Offering Commencement Date, or twenty-seven months if the purchase price with respect to such Offering is based on the lower of the closing price of the Stock on the Offering Commencement Date or the Purchase Date pursuant to Section 4.02(ii).

2.08. Participant

“Participant” shall mean an Eligible Employee who has elected to participate in an Offering by entering a Subscription during the Enrollment Period for such Offering.

2.09. Plan

“Plan” shall mean the Byline Bancorp Inc. Employee Stock Purchase Plan, as amended from time to time.

2.10. Purchase Date

“Purchase Date” shall mean with respect to any Offering, the Offering End Date; provided, that with respect to any Offering the Committee may provide for more frequent Purchase Dates prior to the Offering End Date, and provided further, that if any such day is not a business day on which trading occurs, the Purchase Date shall be the nearest prior business date on which shares of Stock are traded.

2.11. Subscription

“Subscription” shall mean an Eligible Employee’s authorization for payroll deductions made in the form and manner specified by the Committee (which may include enrollment by submitting forms, by voice response, internet access or other electronic means). Unless withdrawn earlier in accordance with Section 6.02 or otherwise in accordance with the Plan, each Subscription shall be in effect for the duration of an Offering.

2.12. Subsidiary

“Subsidiary” shall mean any present or future corporation that would be a “subsidiary corporation” of the Company as that term is defined in Section 424 of the Code. A participating Subsidiary means any corporation that is a Subsidiary on the Effective Date. The Committee shall have the authority to determine whether corporations that become Subsidiaries after the Effective Date shall participate.

ARTICLE III-ELIGIBILITY AND PARTICIPATION

3.01. Initial Eligibility

Any individual who is an Eligible Employee shall be eligible to participate in the Offering if he is employed on the Offering Commencement Date. The Committee may establish rules requiring an Eligible Employee to have completed a minimum period of service (not to exceed two years) to participate in an Offering, or permitting a person who becomes an Eligible Employee (or who completes the applicable period of service) during an Offering to participate in the Offering.

3.02. Leave of Absence

For purposes of participation in the Plan, and except as otherwise determined by the Committee, a Participant on a leave of absence shall be deemed to be an employee for a period of up to 90 days or, if longer, during the period the Participant’s right to reemployment is guaranteed by statute or contract. If the leave of absence is paid, deductions or contributions authorized under any Subscription in effect at the time the leave began will continue. If the leave of absence is unpaid, no deductions or contributions will be permitted during the leave. If such a Participant returns to active status within 90 days or the guaranteed reemployment period, as applicable, payroll deductions or contributions under the Subscription in effect at the time the leave began will automatically begin again upon the Participant’s return to active status. If the Participant does not return to active status within 90 days or the guaranteed reemployment period, as applicable, the Participant shall be treated as having terminated employment for all purposes of the Plan. If such individual later returns to active employment as an Eligible Employee, such individual will be treated as a new employee and will be eligible to participate in Offerings commencing after his or her reemployment date by filing a Subscription during the applicable Enrollment Period for such Offering.

3.03. Restrictions on Participation

Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an option to participate in any Offering under the Plan:

(a)
if, immediately after the grant, such Eligible Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Eligible Employee);
(b)
which permits the Eligible Employee’s right to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; or
(c)
unless the Committee provides that the purchase price with respect to such Offering is based on the lower of the closing price of the Stock on the Offering Commencement Date or the Purchase Date pursuant to Section 4.02(ii), which permits a Participant to purchase more than a number of shares of Stock determined by the Committee at the commencement of the Offering.

3.04. Commencement of Participation

An Eligible Employee may become a Participant in any Offering by entering a Subscription during the Enrollment Period for such Offering. Payroll deductions for such Offering shall commence on the applicable Offering Commencement Date and shall end on the applicable Offering End Date unless withdrawn by the Participant or sooner terminated in accordance with Article VII. Only one Subscription may be in effect with respect to any Participant at any one time.

3.05. Participation After Rehire

An Eligible Employee’s Subscription will automatically terminate on his or her termination of employment with the Company and all Subsidiaries. If the Eligible Employee terminates employment with a Subscription in effect with respect to an Offering and is rehired prior to the Offering End Date for that Offering, the Subscription will not be reinstated and the Eligible Employee will not be allowed to again make payroll deductions under such Offering. The Eligible Employee may elect to participate in Offerings commencing after his or her reemployment date by entering a Subscription during the applicable Enrollment Period for such Offering.

3.06. Transfers

If an Eligible Employee transfers from a participating to a non-participating Subsidiary, the Eligible Employee’s Subscription to any current Offering shall terminate, and such Eligible. A Participant whose participation in an Offering ends due to this Section 3.06 will be treated as having incurred a Termination of Employment to allow for the application of Section 7.02.

ARTICLE IV-OFFERINGS

4.01. Offerings

The Plan will be implemented by Offerings beginning on the first January 1 or July 1 that occurs after the Effective Date and, unless determined otherwise by the Committee, on each January 1 or July 1 that occurs thereafter. Without limiting the generality of the foregoing, the Committee may establish an Offering prior to the first January 1 or July 1 that occurs after the Effective Date, which may have a period of less than six months.

Participants may subscribe to any Offering for which they are eligible by entering a Subscription during the Enrollment Period for such Offering in such manner as the Committee may prescribe (which may include enrollment by submitting forms, by voice response, internet access or other electronic means).

A Subscription that is in effect on an Offering End Date will automatically be deemed to be a Subscription for the Offering that commences immediately following such Offering End Date, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription, unless otherwise determined by the Committee. If a Participant purchases shares that cause the Participant to reach the limitation set forth in Section 3.03(b) or Section 3.03(c), the Participant’s Subscription will automatically be suspended for the duration of the calendar year and will resume at the beginning of the next calendar year, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription, unless otherwise determined by the Committee. Under the foregoing automatic enrollment provisions, payroll deductions or contributions will continue at the level in effect immediately prior to the new Offering Commencement Date, unless changed in advance by the Participant in accordance with Section 5.03.

4.02. Purchase Price

The purchase price per share of Stock under each Offering shall be 85% of the closing price of the Stock on the Purchase Date. Notwithstanding the foregoing, the Committee may determine with respect to any Offering either that (i) the purchase price shall be a different percentage, which shall not be less than 85%, of the closing price of the Stock on the Purchase Date, or (ii) the purchase price shall be a percentage (which shall not be less than 85%) of the lower of the closing price of the Stock on the Offering Commencement Date or the Purchase Date. If the Stock is not traded on the principal securities exchange on which the Stock is admitted to trade on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the next preceding date on which the Stock was so traded. Such determination shall be made and communicated to Eligible Employees during the Enrollment Period for such Offering.

Such purchase price may only be paid with accumulated payroll deductions in accordance with Article V.

ARTICLE V-PAYROLL DEDUCTIONS/CONTRIBUTIONS

5.01. Amount of Deduction/Contribution

An Eligible Employee’s Subscription shall authorize payroll deductions at a rate, in whole percentages, of no less than 1% and no more than 15% of Base Pay or such other percentage as the Committee may authorize on each payday that the Subscription is in effect.

5.02. Participant’s Account

All payroll deductions made with respect to a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such accounts. No interest will accrue or be paid on any amount withheld from a Participant’s pay under the Plan or credited to the Participant’s account. Except as otherwise provided in this Section 5.02,

Section 6.01 or Section 8.01, or as provided upon termination of the Plan, all amounts in a Participant’s account will be used to purchase Stock and no cash refunds shall be made from such account. Any amounts remaining in a Participant’s account with respect to an Offering due to the limitations of Section 3.03 shall be returned to the Participant without interest and will not be used to purchase shares with respect to any other Offering under the Plan.

5.03. Changes in Payroll Deductions/Contributions

During an Offering, a Participant may change his or her level of payroll deduction or contribution with respect to such Offering within the limits described in Section 5.01 in accordance with procedures established by the Committee (including, without limitation, rules relating to the frequency of such changes or prohibiting changes under certain circumstances); provided, however, if the Participant reduces his or her payroll deductions or contributions to zero, it shall be deemed to be a withdrawal of the Subscription and the Participant may not thereafter participate in such Offering but must wait until the next Offering to resubscribe to the Plan. Any increases or decreases in the level of payroll deductions or contributions shall be effective as soon as administratively practicable thereafter.

ARTICLE VI-EXERCISE OF OPTION

6.01. Automatic Exercise

A Participant’s option for the purchase of Stock with respect to any Offering will be automatically exercised on each Purchase Date for the Offering. The option will be exercised by using the accumulated payroll deductions or contributions in the Participant’s account as of each such Purchase Date to purchase the number of full and (to the extent permitted by the Committee) partial shares of Stock that may be purchased at the purchase price on such date, determined in accordance with Section 4.02 (but not in excess of the limitation set forth in Sections 3.03(b) or 3.03(c)). Any accumulated payroll deductions or contributions remaining in the Participant’s account following the purchase that could not be used to purchase shares of Stock in accordance with the foregoing provisions shall be refunded to the Participant as soon as practicable, or retained in the Participant’s account and used for the purchase of Stock in the next Offering, as determined by the Committee.

6.02. Withdrawal From Offering

A Participant may withdraw his or her Subscription at any time (but not retroactively) during an Offering. If the Participant withdraws his or her Subscription with respect to any Offering, the accumulated payroll deductions or contributions in the Participant’s account at the time the Subscription is withdrawn will be used to purchase shares of Stock at the next Purchase Date for the Offering to which the Subscription related, in accordance with Section 6.01, or refunded to the Participant, as determined by the Committee.

6.03. Delivery of Stock

Stock purchased under the Plan will be held in an account in the Participant’s name in uncertificated form until such shares are transferred to the Participant in accordance with Section 7.02 or other procedures established by the Committee. The Committee may change such accounts and the manner in which such shares are registered and held from time to time, and may establish reasonable fees for the registration and custody of shares and sell shares in a Participant’s account to pay such fees.

6.04. Mandatory Retention or Sale of Stock

To facilitate compliance with applicable law, the Committee may require Participants to:

(a) retain any Stock purchased under the Plan during an Offering with a designated broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to restrict transfer of such Stock or (b) sell shares of Stock immediately upon purchase or within a specified period following a Participant’s termination of employment.

ARTICLE VII-WITHDRAWAL

7.01. Effect on Subsequent Participation

A Participant’s election to withdraw from any Offering will not have any effect upon the Participant’s eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

7.02. Termination of Employment

Upon termination of the Participant’s employment with the Company for any reason, any Subscription then in effect will be deemed to have been withdrawn and any payroll deductions or contributions credited to the Participant’s account will be used to purchase Stock on the next Purchase Date for the Offering with respect to which such deductions relate in accordance with Section 6.01, or refunded to the Participant, as determined by the Committee. After termination of employment, any shares of Stock purchased under the Plan that have not otherwise been certificated, sold or transferred will continue to be held in the Participant’s Plan account. The Company, in its sole discretion, shall determine whether a Participant has terminated employment for purposes of the Plan, and such determinations shall be final and binding on all parties.

ARTICLE VIII-STOCK

8.01. Maximum Shares

The maximum number of shares of Stock which may be issued under the Plan, subject to adjustment upon changes in the Company’s capitalization as provided in Section 10.03, shall be 200,000 shares. If the total number of shares for which options are exercised on any Purchase Date in accordance with Article IV exceeds the maximum number of shares for the applicable Offering, the Committee shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions or contributions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. Shares of Stock to be purchased under the Plan may constitute newly issued shares, treasury shares, or shares purchased by the Company on the open market or from any other source.

8.02. Participant’s Interest in Option Stock

The Participant will have no interest in Stock covered by an option under the Plan until such option has been exercised.

8.03. Registration of Stock

Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs in accordance with procedures established by the Committee, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

8.04. Dividends

Dividends on Stock purchased under the Plan that is held in a Participant’s account shall be credited to the Participant’s account and reinvested in Stock, except to the extent otherwise provided by the Committee. Unless the Participant has requested otherwise, dividend reinvestment will occur regardless of whether the Participant is currently participating in an Offering. At the Participant’s request, dividends will be paid directly to the Participant in cash.

ARTICLE IX-ADMINISTRATION

9.01. Appointment of Committee

The Board of Directors of the Company (the “Board”) shall appoint a Committee to administer the Plan. No member of the Committee who is not an Eligible Employee shall be eligible to purchase Stock under the Plan. Unless otherwise determined by the Board, the Company’s Compensation Committee shall serve as the Committee.

9.02. Authority of Committee

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. Such rules and regulations may alter any provision of the Plan that is ministerial or administrative in nature without a formal amendment. The Committee shall also have the authority to determine whether the employees of Subsidiaries of the Company organized or acquired after the Effective Date shall be eligible for participation in the Plan. To the extent permitted under applicable law, the Committee may delegate its power, authority and responsibilities under the Plan to one or more officers of the Company at any time, in its sole discretion. In this regard and to the extent permitted under applicable law, the Committee hereby delegates its power, authority and responsibilities under the Plan to the Company’s senior officer responsible for human resources. Decisions of the Committee and, where applicable, its delegate, shall be final and binding upon all Participants. Neither the Committee nor any delegate of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

9.03. Rules Governing the Administration of the Committee

The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE X-MISCELLANEOUS

10.01. Transferability

Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant.

10.02. Use of Funds

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

10.03. Adjustment Upon Changes in Capitalization

In the event of a stock split, stock dividend, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, reclassification or combination of shares, merger, consolidation, distribution, split-up, spin-off, exchange of shares, sale of assets or similar corporate transaction or event, the Committee, in the manner it deems equitable, shall adjust (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding options, and (c) the appropriate market value and other price determinations applicable to options (including the purchase price). The Committee shall make all determinations under this Section 10.03, and all such determinations shall be conclusive and binding.

10.04. Mergers, Liquidations, and Other Company Transactions

(a)
Liquidation or Dissolution. In the event of the proposed liquidation or dissolution of the Company, the Offering then in progress shall terminate immediately prior to the consummation of such proposed liquidation or dissolution, unless otherwise provided by the Committee in its sole discretion, and all outstanding options to purchase Stock shall automatically terminate and the amounts of all payroll deductions and contributions will be refunded without interest to the Participants as soon as reasonably practicable.
(b)
Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, then in the sole discretion of the Committee: (a) each option shall be assumed, or an equivalent option shall be substituted, by the successor corporation or parent or subsidiary of such successor corporation; or (b) a new Purchase Date shall be established by the Committee on or before the date of consummation of such merger, consolidation or sale, and all outstanding options to purchase Stock shall be automatically exercised on such new date.

10.05. Amendment and Termination

The Committee shall have complete power and authority to terminate or amend the Plan; provided, however, that any amendment that would (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 10.03); or (ii) amend the requirements as to the class of employees eligible to participate in the Plan shall require action by the Board and approval of the shareholders.

Unless otherwise determined by the Committee, the termination date of the Plan shall be deemed to be a Purchase Date, and all options then outstanding under the Plan shall be exercised.

10.06. Compliance with Legal and Exchange Requirements

The Company shall not be under any obligation to issue Stock upon the exercise of any option unless and until the Company has determined that: (a) it has taken all actions required to register the shares of Stock under the U.S. Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied; and (c) all other applicable provisions of U.S. federal, state and local laws have been satisfied.

10.07. Withholding of Taxes

In the event that the Company is required to withhold any applicable taxes in respect of any compensation or other income realized by a Participant under the Plan, the Company may deduct from any benefits of any kind otherwise due to such Participant, including without limitation the proceeds of any sale of shares of Stock for the account of the Participant, the aggregate amount of such applicable taxes required to be withheld or, if such payments are insufficient to satisfy such applicable taxes, the Participant will be required to pay to the Company, or make other arrangement satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes.

10.08. Effective Date

This Plan shall be effective as of the later if the date on which the Company’s initial public offering becomes effective, or the date on which it is approved by the shareholders of the Company. If the Effective Date does not occur within twelve months after the date on which the Plan is adopted, the Plan shall be null and void.

10.09. No Employment Rights

The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time. Any rights or benefits provided under this Plan shall not be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments, except to the extent explicitly provided in the plan or policy document governing such benefits.

10.10. Effect of Plan

The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

10.11. Governing Law

The law of the State of Illinois will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on the 14th day of June, 2017.

BYLINE BANCORP, INC.

By:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 1, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 28, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 1, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 28, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93799-P51892

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BYLINE BANCORP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. ELECTION OF TEN DIRECTORS OF THE COMPANY:

NOMINEES:

01) ROBERTO R. HERENCIA
02) PHILLIP R. CABRERA
03) ANTONIO DEL VALLE PEROCHENA
04) MARY JO S. HERSETH
05) MARGARITA HUGUES VÉLEZ
06) STEVEN P. KENT
07) WILLIAM G. KISTNER
08) ALBERTO J. PARACCHINI
09) PAMELA C. STEWART
10) CARLOS RUIZ SACRISTÁN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IA 06) STEVEN P. KENT 02) PHILLIP R. CABRERA 07) WILLIAM G. KISTNER 03) ANTONIO DEL VALLE PEROCHENA 08) ALBERTO J. PARACCHINI 04) MARY JO S. HERSETH 09) PAMELA C. STEWART 05) MARGARITA HUGUES VÉLEZ 10) CARLOS RUIZ SACRISTÁN For Against Abstain 2. TO APPROVE, ON AN ADV

ED PUBLIC ACCOUNTING FIRM FOR THE

Importa. Bell III, each with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Byline Bancorp, Inc., to be held on June 3, 2025 at 8:30 a.m., Central Daylight Time virtually at www.virtualshareholdermeeting.com/BY2025, and at any adjournments or postponements thereof, as follows: YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.(Continued and to be signed on the reverse side.)